                                                      Reg. Nos. 2-99207/811-4362
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                     [X]

    Pre-Effective Amendment No.                            [ ]
                                ----

    Post-Effective Amendment No.   17                      [X]
                                  ----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940

    Amendment No.   18                                     [X]
                   ----

                        (Check appropriate box or boxes.)

                           COLUMBIA SPECIAL FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

1301 SW Fifth Avenue, PO Box 1350, Portland, Oregon  97207
(Address of Principal Executive Offices)             (Zip Code)

Registrant's Telephone Number, including Area Code:  (503) 222-3600

J. Jerry Inskeep, Jr.
1301 SW Fifth Avenue, PO Box 1350, Portland, Oregon  97207
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (Check appropriate box)

   X       immediately upon filing pursuant to paragraph (b)
  ---
           on __________ pursuant to paragraph (b)
  ---
           60 days after filing pursuant to paragraph (a)(1)
  ---
           on __________ pursuant to paragraph (a) (1)
  ---
           75 days after filing pursuant to paragraph (a)(2)
  ---
           on __________ pursuant to paragraph (a)(2) of Rule 485
  ---

If appropriate, check the following box:
           this post-effective amendment designates a new effective date for a
  ---      previously filed post-effective amendment.

                                EXPLANATORY NOTE


         This Registration Statement contains two forms of Prospectus and Statement of Additional Information relating to the Registrant: One form of those documents contains information on both the Registrant (the "Fund") and other investment companies registered under the Securities Act of 1933 to whom the Fund's advisor, Columbia Funds Management Company, provides investment advisory services (the "Joint Prospectus" and "Joint Statement of Additional Information"), and the other form contains information on only the Fund (the "Fund Prospectus" and "Fund Statement of Additional Information").

                                     [LOGO]

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                                 COLUMBIA FUNDS

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                        -------------------------------
                                    PROSPECTUS
                        -------------------------------

                                FEBRUARY 22, 2000


                           COLUMBIA COMMON STOCK FUND
     ----------------------------------------------------------------------
                              COLUMBIA GROWTH FUND
     ----------------------------------------------------------------------
                        COLUMBIA INTERNATIONAL STOCK FUND
     ----------------------------------------------------------------------
                              COLUMBIA SPECIAL FUND
     ----------------------------------------------------------------------
                             COLUMBIA SMALL CAP FUND
     ----------------------------------------------------------------------
                        COLUMBIA REAL ESTATE EQUITY FUND
     ----------------------------------------------------------------------
                             COLUMBIA BALANCED FUND
     ----------------------------------------------------------------------
                    COLUMBIA U.S. GOVERNMENT SECURITIES FUND
     ----------------------------------------------------------------------
                      COLUMBIA FIXED INCOME SECURITIES FUND
     ----------------------------------------------------------------------
                      COLUMBIA NATIONAL MUNICIPAL BOND FUND
     ----------------------------------------------------------------------
                       COLUMBIA OREGON MUNICIPAL BOND FUND
     ----------------------------------------------------------------------
                            COLUMBIA HIGH YIELD FUND
     ----------------------------------------------------------------------
                          COLUMBIA DAILY INCOME COMPANY

DEAR INVESTOR:

We are pleased to present the 2000 Columbia Funds prospectus. All you need to know about investing with Columbia is available right here. We hope you'll find that our streamlined design and straightforward content provide a meaningful, user-friendly report. Whether you want to open a new account or add to an existing account, we've placed all the information at your fingertips.


This year, we are pleased to report a name change for one of our Funds: Columbia Oregon Municipal Bond Fund. Formerly called Columbia Municipal Bond Fund, the Fund's new name reflects its concentration in Oregon municipal securities while distinguishing it from Columbia National Municipal Bond Fund, which invests in tax-exempt municipal securities issued throughout the country.


As always, Columbia is committed to pursuing consistent, long-term investment returns while managing risk for our shareholders. The past year was a rewarding, but volatile year in the financial markets. We think you'll be pleased with the 1999 performance of Columbia Funds as reported in this prospectus. We also strive to keep our expenses low, enabling more of your investment dollars to work for you. This year's prospectus reports a decline in expense ratios for nine of our 13 funds.


To gain a better understanding of our investment philosophy, fund objectives, and management fees and expenses, we encourage you to read the prospectus carefully before investing. If you have any questions about our products or services, please call us toll-free at 1-800-547-1707 or at (503) 222-3606 in Portland. An Investor Services Representative will be happy to assist you.

Thank you for your interest in Columbia Funds.

Sincerely,




/s/ Thomas L. Thomsen                    /s/ John A. Kemp
Thomas L. Thomsen                        John A. Kemp
PRESIDENT AND CHIEF INVESTMENT OFFICER   CHAIRMAN AND CHIEF EXECUTIVE OFFICER
COLUMBIA FUNDS MANAGEMENT COMPANY        COLUMBIA FUNDS MANAGEMENT COMPANY

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TABLE OF CONTENTS
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                                February 22, 2000
                                   PROSPECTUS

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS

INTRODUCTION                 1      A TEAM APPROACH TO INVESTING
                             2      RISK OF INVESTING IN MUTUAL FUNDS
--------------------------------------------------------------------------------
INFORMATION                  2      STOCK FUND INVESTING
ABOUT                        3      BOND FUND INVESTING
COLUMBIA FUNDS               4      COLUMBIA COMMON STOCK FUND
                             6      COLUMBIA GROWTH FUND
                             8      COLUMBIA INTERNATIONAL STOCK FUND
                             10     COLUMBIA SPECIAL FUND
                             12     COLUMBIA SMALL CAP FUND
                             14     COLUMBIA REAL ESTATE EQUITY FUND
                             16     COLUMBIA BALANCED FUND
                             18     COLUMBIA U.S. GOVERNMENT SECURITIES FUND
                             20     COLUMBIA FIXED INCOME SECURITIES FUND
                             22     COLUMBIA NATIONAL MUNICIPAL BOND FUND
                             24     COLUMBIA OREGON MUNICIPAL BOND FUND
                             26     COLUMBIA HIGH YIELD FUND
                             28     COLUMBIA DAILY INCOME COMPANY

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MANAGEMENT                   30     COLUMBIA INVESTMENT TEAM
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INVESTOR                     33     PURCHASING SHARES
SERVICES                     33     SELLING SHARES
                             34     IMPORTANT FUND POLICIES
                             38     INSTRUCTIONS FOR ACCOUNTS
                             40     DISTRIBUTIONS AND TAXES
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MORE ABOUT                   43     PORTFOLIO SECURITIES
THE FUNDS                    47     MORE ABOUT RISKS


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               THE COLUMBIA FAMILY
                                OF NO-LOAD FUNDS


                           COLUMBIA COMMON STOCK FUND
                    ----------------------------------------
                              COLUMBIA GROWTH FUND
                    ----------------------------------------
                        COLUMBIA INTERNATIONAL STOCK FUND
                    ----------------------------------------
                              COLUMBIA SPECIAL FUND
                    ----------------------------------------
                             COLUMBIA SMALL CAP FUND
                    ----------------------------------------
                        COLUMBIA REAL ESTATE EQUITY FUND
                    ----------------------------------------
                             COLUMBIA BALANCED FUND
                    ----------------------------------------
                    COLUMBIA U.S. GOVERNMENT SECURITIES FUND
                    ----------------------------------------
                      COLUMBIA FIXED INCOME SECURITIES FUND
                    ----------------------------------------
                      COLUMBIA NATIONAL MUNICIPAL BOND FUND
                    ----------------------------------------

                       COLUMBIA OREGON MUNICIPAL BOND FUND
                    ----------------------------------------

                            COLUMBIA HIGH YIELD FUND
                    ----------------------------------------
                          COLUMBIA DAILY INCOME COMPANY
                    ----------------------------------------

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INTRODUCTION
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INTRODUCTION
----------------------------------------

This Prospectus is designed to provide you with important information about investing in Columbia Funds. The Funds are presented separately with descriptions of the following:


[icon]  GOAL AND STRATEGY
---------------------------------
[icon]  INVESTMENT RISKS
---------------------------------

[icon]  WHO SHOULD INVEST?

---------------------------------
[icon]  HISTORICAL PERFORMANCE
---------------------------------
[icon]  EXPENSES
---------------------------------
[icon]  FINANCIAL HIGHLIGHTS
---------------------------------

[SIDENOTE:]
Individual analysts track specific market sectors or industries, identifying securities within those areas that are expected to reward shareholders.

For additional information about the strategies and risks of the Funds, please refer to "More About the Funds" in the back of this Prospectus.

A TEAM APPROACH TO INVESTING

Columbia takes a unique approach to investing, where all Funds are managed using the expertise of the entire investment team. Through this team effort, individual analysts and portfolio managers have responsibility for tracking specific sectors or industries of the market, identifying securities within those areas that are expected to reward shareholders. This investment strategy is an integral part of security selection for all Funds.

As part of its active management, Columbia's investment team meets twice weekly to review and discuss the dynamics of the overall investment and economic environment. This evaluation leads to the development of broad investment themes, which create a framework for industry and stock selection. Themes are based on the review and discovery of changes in the environment that may not yet be widely recognized or understood by the rest of the investment community. This approach to investment management is often referred to as "top down, sector rotation."

Once particular industries and market sectors are identified for emphasis, securities within the targeted industry or sector are recommended based on fundamental and technical analysis. This involves a bottom-up review of individual companies, where the team looks at such factors as financial condition, quality of management, industry dynamics, earnings growth, profit margins, sales trends, and price/earnings and price/book ratios. In the small cap, mid-cap, high yield bond and real estate investment trust sectors, such analysis is even more critical to uncovering companies whose products or services are offering a competitive advantage.

For fixed income securities, a top down approach is also used to determine sector emphasis between different types of instruments. As with the equity investment team, Columbia's bond team is made up of various fixed income specialists who have responsibility for analyzing and selecting particular securities. Using sector rotation, the bond team works to appropriately shift emphasis between levels of quality, maturity, coupon and types of debt instruments based on their relative attractiveness. The bond team also uses a proprietary horizon analysis model to gauge the performance of different bonds under various interest rate scenarios.

RISK OF INVESTING IN MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or endorsed by any bank, government agency or the FDIC. The value of your investment will likely fluctuate. Because you could lose money by investing in these Funds, please be sure to read all the risk disclosure carefully before investing. The description of each Fund contains a discussion of principal investment risks, and a more detailed discussion of risks is located at the back of this Prospectus under "More About the Funds."

INFORMATION ABOUT COLUMBIA FUNDS
----------------------------------------

STOCK FUND INVESTING

Columbia's stock funds invest principally in the stocks of public companies. Companies sell shares of stock to help finance their business. Returns on stocks are earned through a combination of dividends paid on each share and any increase or decrease in the market price of the shares. The smaller the market capitalization of a company, generally the less likely it will pay dividends. That's because companies with a small market capitalization tend to use excess earnings to help fund growth. The investment strategy of a number of the equity funds described in this Prospectus is shaped, in part, by the market capitalization (the total value of a company's outstanding stock) of the companies in which the Funds may invest. As of the date of this Prospectus, large cap generally refers to companies with $9 billion or more in outstanding stock, mid cap is considered to have approximately $2 to $9 billion, and small cap is considered to have less than $2 billion.


Generally, stock fund returns fluctuate more than bond and money market fund returns, but stocks historically have offered investors the most long-

--------------------------------------------------------------------------------
INFORMATION ABOUT COLUMBIA FUNDS
--------------------------------------------------------------------------------

term growth. Columbia's stock funds vary in their level of risk or volatility, depending upon the types and average market capitalizations of the stocks they hold. As a general rule, the smaller a company's market cap, the more volatile its stock price is likely to be.

BOND FUND INVESTING

Bonds are often called fixed income investments because they earn a fixed rate of interest. Bonds are issued by corporations as well as by local, state and federal governments and their agencies to raise money. The issuer of a bond is borrowing money from investors. A bond represents a promise to pay back this money (referred to as principal or face amount) at a specified time (maturity date), plus a specified amount of interest (coupon).

Investment return on a bond is earned through the payment of interest and any price appreciation or depreciation if the bond is sold before maturity. Most bonds pay interest every six months. Because bond funds consist of many bonds that are bought and sold on an ongoing basis, a bond fund investment does not have a maturity date and does not earn a fixed interest rate. In addition, the share price of a bond fund fluctuates daily to reflect the current value of all bonds in the fund. The maturities of all the bonds within a bond fund can be combined to determine its average maturity. Generally, the longer the average maturity of a bond fund portfolio, the more sensitive its net asset value to changes in interest rates.


Another distinguishing characteristic of a bond fund is its average credit quality. Generally, the lower the credit quality of bonds in a portfolio, the more sensitive the fund's net asset value to the activities and financial prospects of the issuing company, as well as to general economic and market conditions.


While bonds have not generated as high an investment return as stocks over time, their returns are generally less volatile.

COLUMBIA COMMON STOCK FUND
----------------------------------------

[icon]  GOAL AND STRATEGY
        --------------------------------

        The Fund seeks capital appreciation by investing, under normal market conditions, at least 65% of its assets in stocks of large-cap, well-established companies. Many of the stocks selected by the Fund have a history of paying level or rising dividends, and are expected to continue paying dividends in the future.


[icon]  INVESTMENT RISKS
        --------------------------------
        This Fund has stock market risk, which means the stocks held by the Fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. You could lose money as a result of your investment.


[icon]  WHO SHOULD INVEST?
        --------------------------------
        This Fund is most appropriate for:
        - Long-term investors
        - Investors seeking a large-cap fund to balance their bond or small- and mid-cap stock portfolios
        - Those willing to accept short-term price fluctuations


[icon]  HISTORICAL PERFORMANCE
        ------------------------------------------------------------------------
        The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to the S&P 500, an unmanaged index generally considered representative of the U.S. stock market. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

[CHART]

1992    1993    1994    1995    1996    1997    1998    1999
9.99%   16.44%  2.06%   30.84%  20.71%  25.37%  26.28%  25.76%

BEST QUARTER: 4Q '98 at 23.30%                 WORST QUARTER: 3Q '98 at -11.46%

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    as of 12/31/99
-------------------------------------------------------------------------------
                                                                      Inception
                                                   1 Year    5 Years  (10/1/91)
Columbia Common Stock Fund                          25.76%    25.75%    19.97%
-------------------------------------------------------------------------------
S&P 500 Index                                       21.04%    28.56%    20.08%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STOCK FUNDS
--------------------------------------------------------------------------------


[icon]  EXPENSES
        --------------------------------

        As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.


-------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are paid out of Fund assets)
MANAGEMENT FEES                                   0.60%
Distribution and/or Service (12b-1) Fees          None
OTHER EXPENSES                                    0.17%
      Total Annual Fund Operating Expenses        0.77%

        This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

---------------------------------------------------------------------
   1 Year           3 Years          5 Years          10 Years
---------------------------------------------------------------------
   $79              $246             $428             $954


[icon]  FINANCIAL HIGHLIGHTS
        ------------------------------------------------------------------------

        This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                          1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .................      $24.40      $22.02      $19.26      $18.59      $15.16
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...........................        0.03       0.09         0.29        0.25        0.26
   Net realized and unrealized gains on investments.        6.25       5.68         4.58        3.61        4.38
------------------------------------------------------------------------------------------------------------------
   Total from investment operations ................        6.28        5.77        4.87        3.86        4.64
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ............       (0.03)      (0.13)      (0.27)      (0.23)      (0.26)
   Distributions from capital gains ................       (1.75)      (3.26)      (1.84)      (2.96)      (0.95)
------------------------------------------------------------------------------------------------------------------
   Total distributions .............................       (1.78)      (3.39)      (2.11)      (3.19)      (1.21)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .......................      $28.90      $24.40      $22.02      $19.26      $18.59
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN .......................................       25.76%      26.28%      25.37%      20.71%      30.84%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .............     $959,910    $797,147    $783,906    $536,760    $358,523
Ratio of expenses to average net assets ............        0.77%       0.80%       0.77%       0.76%       0.80%
Ratio of net investment income to
   average net assets ..............................        0.09%       0.56%       1.37%       1.32%       1.68%
Portfolio turnover rate ............................          97%        141%         90%        111%         75%

COLUMBIA GROWTH FUND
----------------------------------------


[icon]  GOAL AND STRATEGY
        --------------------------------
        The Fund seeks capital appreciation by investing, under normal market conditions, in stocks of companies expected to experience long-term, above average earnings growth. These companies tend to have attractive valuations, strong competitive positions within their industry groups and the ability to grow using internal resources. The Fund intends to focus on growth stocks, which are those stocks that generally trade with higher price/earnings ratios, reflecting investors' willingness to pay a higher share price for potentially steady or higher earnings growth.


[icon]  INVESTMENT RISKS
        --------------------------------
        This Fund has stock market risk, which means the stocks held by the Fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. You could lose money as a result of your investment.


[icon]  WHO SHOULD INVEST?
        --------------------------------
        This Fund is most appropriate for:
        - Long-term investors
        - Investors seeking a fund with a growth investment strategy
        - Those willing to accept short-term price fluctuations


[icon]  HISTORICAL PERFORMANCE
        --------------------------------
        The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to the S&P 500, an unmanaged index generally considered representative of the U.S. stock market. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

[CHART]

1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
--------------------------------------------------------------------------------
-3.31%  34.26%  11.82%  13.01%  -0.63%  32.98%  20.80%  26.32%  30.34%  26.02%

BEST QUARTER: 4Q '98 at 25.59%                 WORST QUARTER: 3Q '98 at -14.61%

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AVERAGE ANNUAL TOTAL RETURNS                                    as of 12/31/99
-------------------------------------------------------------------------------
                                                   1 Year    5 Years   10 Years
Columbia Growth Fund                                26.02%    27.22%    18.44%
-------------------------------------------------------------------------------
S&P 500 Index                                       21.04%    28.56%    18.22%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STOCK FUNDS
--------------------------------------------------------------------------------


[icon]  EXPENSES
        ------------------------------------------------------------------------

        As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.


-------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are paid out of Fund assets)
MANAGEMENT FEES                                   0.55%
Distribution and/or Service (12b-1) Fees          None
OTHER EXPENSES                                    0.10%
      Total Annual Fund Operating Expenses        0.65%

        This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

---------------------------------------------------------------------
   1 Year           3 Years          5 Years          10 Years
---------------------------------------------------------------------
   $66              $208             $362             $810


[icon]  FINANCIAL HIGHLIGHTS
        ------------------------------------------------------------------------

        This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                          1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .................      $42.51      $34.34      $30.74       $29.84     $24.84
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ....................       (0.03)       0.03        0.19         0.19       0.31
   Net realized and unrealized gains on investments.       11.09       10.39        7.90         6.04       7.86
------------------------------------------------------------------------------------------------------------------
   Total from investment operations ................       11.06       10.42        8.09         6.23       8.17
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ............       (0.00)*     (0.08)      (0.17)       (0.17)     (0.29)
   Distributions from capital gains ................       (4.66)      (2.17)      (4.32)       (5.16)     (2.88)
------------------------------------------------------------------------------------------------------------------
   Total distributions .............................       (4.66)      (2.25)      (4.49)       (5.33)     (3.17)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .......................      $48.91      $42.51      $34.34       $30.74     $29.84
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN .......................................       26.02%      30.34%      26.32%       20.80%     32.98%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .............   $2,160,739  $1,753,024  $1,324,918  $1,064,100    $848,731
Ratio of expenses to average net assets ............        0.65%       0.68%       0.71%       0.71%       0.75%
Ratio of net investment income (loss) to
   average net assets ..............................      (0.07)%       0.21%       0.55%       0.63%       1.14%
Portfolio turnover rate ............................         118%        105%         96%         75%         95%


* Amount represents less than $0.01 per share.

COLUMBIA INTERNATIONAL STOCK FUND
----------------------------------------


[icon]  GOAL AND STRATEGY
        --------------------------------

        The Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 65% of its total assets in stocks issued by companies from at least three countries outside the U.S. While the Fund's investments are not limited as to market capitalization, the Fund intends to invest primarily in companies considered to be large and well-established, based on standards of the applicable country or foreign market.

[icon]  WHO SHOULD INVEST?
        --------------------------------

        This Fund is appropriate for:
        -  Long-term investors
        -  Those seeking stock market diversification outside the U.S.
        -  Those willing to accept substantial price fluctuations


[icon]  INVESTMENT RISKS
        --------------------------------

        This Fund has stock market risk and foreign investment risk. You could lose money as a result of your investment.


        Stock market risk means the stocks held by the Fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

        Foreign investment risk means the Fund's portfolio may decline in value due to the risks associated with international investing, such as:

        -  Changes in currency exchange rates
        -  Foreign taxes that could reduce returns
        - Potential political or economic instability of the country of issuer, especially in emerging or developing countries
        - Lack of uniform accounting, auditing, and financial reporting standards, with less governmental regulation and oversight than U.S. companies
        -  Less liquidity than U.S. securities
        -  Less public information compared to U.S. companies


[icon]  HISTORICAL PERFORMANCE
        ------------------------------------------------------------------------
        The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to the MSCI EAFE Index, an unmanaged index representing major stock markets in Europe, Australasia and the Far East. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

[CHART]

1993    1994    1995    1996    1997    1998    1999
33.37%  -2.47%  5.15%   16.59%  11.47%  12.83%  57.93%


BEST QUARTER: 4Q '99 at 34.96%                 WORST QUARTER: 3Q '98 at -17.69%


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    as of 12/31/99
-------------------------------------------------------------------------------
                                                                      Inception
                                                   1 Year    5 Years  (10/1/92)
Columbia International Stock Fund                   57.93%    19.48%    17.20%
-------------------------------------------------------------------------------
MSCI EAFE Index*                                    27.30%    13.16%    13.77%
-------------------------------------------------------------------------------


*Morgan Stanley Capital International Europe,  Australasia, and Far East Index

--------------------------------------------------------------------------------
STOCK FUNDS
--------------------------------------------------------------------------------


[icon]  EXPENSES
        ------------------------------------------------------------------------

        As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.


-------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are paid out of Fund assets)
MANAGEMENT FEES                                   1.00%
Distribution and/or Service (12b-1) Fees          None
OTHER EXPENSES                                    0.48%
      Total Annual Fund Operating Expenses        1.48%

        This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

---------------------------------------------------------------------
   1 Year           3 Years          5 Years          10 Years
---------------------------------------------------------------------
   $151             $468             $808             $1,768

[icon]  FINANCIAL HIGHLIGHTS
        ------------------------------------------------------------------------

        This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                          1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .................      $15.45     $13.70       $13.86      $13.07      $12.43
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ....................       (0.05)     (0.00)*       0.03        0.03        0.02
   Net realized and unrealized gains on investments
      and foreign currency transactions ............        9.00       1.76         1.56        2.13        0.62
------------------------------------------------------------------------------------------------------------------
   Total from investment operations ................        8.95       1.76         1.59        2.16        0.64
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ............        -          -            -          (0.23)       -
   Distributions from capital gains ................       (1.59)     (0.01)       (1.75)      (1.14)       -
------------------------------------------------------------------------------------------------------------------
   Total distributions .............................       (1.59)     (0.01)       (1.75)      (1.37)       -
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .......................      $22.81     $15.45       $13.70      $13.86      $13.07
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN .......................................       57.93%     12.83%       11.47%      16.59%       5.15%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)..............     $239,223   $134,193     $146,281    $125,510    $100,873
Ratio of expenses to average net assets ............        1.48%      1.56%        1.62%       1.54%       1.54%
Ratio of net investment income (loss) to
   average net assets ..............................      (0.35)%     (0.02)%       0.19%       0.22%       0.15%
Portfolio turnover rate ............................          94%        74%         122%        129%        156%


* Amount represents less than $0.01 per share.

COLUMBIA SPECIAL FUND
----------------------------------------


[icon]  GOAL AND STRATEGY
        --------------------------------

        The Fund seeks significant capital appreciation by investing in a portfolio of stocks that is considered more volatile than the S&P 500. The Fund intends to invest primarily in small- and mid-cap companies, but also may invest in special situations such as initial public offerings (IPOs); companies that may benefit from technological or product developments or new management; and companies involved in tender offers, leveraged buy-outs or mergers.


[icon]  INVESTMENT RISKS
        --------------------------------
        This Fund has stock market risk, which means the stocks held by the Fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. You could lose money as a result of your investment.

        The small- and mid-cap stocks held by the Fund are subject to greater risk than large-cap stocks because:


        - Their issuers may have limited operating histories, fewer financial resources, inexperienced management, and may depend on a small number of products or services


        - Small- and mid-cap stocks may have low trading volumes, making it difficult to sell a security or resulting in erratic or abrupt price movements


          Special situations have risk because they often involve major corporate changes and, thus, present a high degree of uncertainty as to market effect.


[icon]  WHO SHOULD INVEST?
        --------------------------------
        This Fund is appropriate for:
        - Long-term, aggressive growth investors
        - Those looking to diversify their large-cap stock portfolios with small- and mid-cap stock investments
        - Those willing to accept substantial price fluctuations


[icon]  HISTORICAL PERFORMANCE
        ------------------------------------------------------------------------

        The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to the S&P MidCap 400 Index, an unmanaged index generally considered representative of the U.S. market for mid-cap stocks, and to the Russell 2000 Index, an unmanaged index generally considered representative of the market for small domestic stocks. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

[CHART]

1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
-12.39% 50.46%  13.70%  21.68%  2.29%   29.53%  13.07%  12.64%  16.64%  36.33%


BEST QUARTER: 4Q '99 at 37.43%                 WORST QUARTER: 3Q '90 at -29.31%


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    as of 12/31/99
-------------------------------------------------------------------------------
                                                   1 Year     5 Years  10 Years
Columbia Special Fund                               36.33%    21.28%    17.21%
-------------------------------------------------------------------------------
S&P MidCap 400 Index                                14.72%    23.05%    17.32%
-------------------------------------------------------------------------------
Russell 2000 Index                                  21.26%    16.69%    13.40%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STOCK FUNDS
--------------------------------------------------------------------------------


[icon]  EXPENSES
        ------------------------------------------------------------------------

        As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.


-------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are paid out of Fund assets)
MANAGEMENT FEES                                   0.91%
Distribution and/or Service (12b-1) Fees          None
OTHER EXPENSES                                    0.18%
      Total Annual Fund Operating Expenses        1.09%

        This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

---------------------------------------------------------------------
   1 Year           3 Years          5 Years          10 Years
---------------------------------------------------------------------
   $111             $347             $601             $1,329

[icon]  FINANCIAL HIGHLIGHTS
        ------------------------------------------------------------------------

        This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                          1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .................      $23.62      $20.26      $19.85      $21.44      $18.69
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ....................       (0.16)      (0.03)       0.01       (0.06)       0.03
   Net realized and unrealized gains on investments.        8.74        3.40        2.50        2.85        5.45
------------------------------------------------------------------------------------------------------------------
   Total from investment operations ................        8.58        3.37        2.51        2.79        5.48
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ............        -          (0.01)       -           -          (0.02)
   Distributions from capital gains ................       (2.27)      (0.00)*     (2.10)      (4.38)      (2.71)
------------------------------------------------------------------------------------------------------------------
   Total distributions .............................       (2.27)      (0.01)      (2.10)      (4.38)      (2.73)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .......................      $29.93      $23.62      $20.26      $19.85      $21.44
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN .......................................       36.33%      16.64%      12.64%      13.07%      29.53%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .............     $918,322    $969,359  $1,249,718  $1,585,284  $1,384,415
Ratio of expenses to average net assets ............        1.09%       1.03%       0.98%       0.94%       0.98%
Ratio of net investment income (loss) to
   average net assets ..............................      (0.64)%     (0.09)%       0.04%     (0.29)%       0.16%
Portfolio turnover rate ............................         135%        135%        166%        150%        183%


* Amount represents less than $0.01 per share.

COLUMBIA SMALL CAP FUND
----------------------------------------


[icon]  GOAL AND STRATEGY
        --------------------------------



        The Fund seeks significant capital appreciation by investing, under normal market conditions, at least 65% of its assets in stocks, or securities convertible into stocks, of companies with a market capitalization of less than 250% of the dollar-weighted median market capitalization of the S&P Small Cap 600 Index. As of the date of this prospectus, companies with a market capitalization of approximately $2 billion or less would be considered small cap under this definition.


[icon]  INVESTMENT RISKS
        --------------------------------

        This Fund has stock market risk, which means the stocks held by the Fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. You could lose money as a result of your investment.


        The small-cap stocks held by the Fund are subject to greater volatility than large-cap stocks because:


        - Small companies may have limited operating histories, fewer financial resources, inexperienced management and may be dependent on a small number of products or services


        - Small-cap stocks may have low trading volumes, which may make it difficult to sell a security or result in erratic or abrupt price movements


[icon]  WHO SHOULD INVEST?
        --------------------------------
        This Fund is appropriate for:
        - Long-term, aggressive growth investors
        - Those looking to diversify their mid- and large-cap stock portfolios with small-cap stock investments
        - Those willing to accept substantial price fluctuations


[icon]  HISTORICAL PERFORMANCE
        -----------------------------------------------------------------------

        The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to the Russell 2000 Index, an unmanaged index generally considered representative of the market for small domestic stocks. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

[CHART]

1997    1998    1999
34.10%  4.69%   59.15%

BEST QUARTER: 4Q '99 at 50.27%                 WORST QUARTER: 3Q '98 at -18.20%


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                  as of 12/31/99
-------------------------------------------------------------------------------
                                                                      Inception
                                                              1 Year  (10/1/96)
Columbia Small Cap Fund                                       59.15%    31.55%
-------------------------------------------------------------------------------
Russell 2000 Index                                            21.26%    14.00%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STOCK FUNDS
--------------------------------------------------------------------------------

[icon]  EXPENSES
        ------------------------------------------------------------------------

        As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.


-------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are paid out of Fund assets)
MANAGEMENT FEES                                   1.00%
Distribution and/or Service (12b-1) Fees          None
OTHER EXPENSES                                    0.30%
      Total Annual Fund Operating Expenses        1.30%

        This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

---------------------------------------------------------------------
   1 Year           3 Years          5 Years          10 Years
---------------------------------------------------------------------
   $132             $412             $713             $1,568

[icon]  FINANCIAL HIGHLIGHTS
        ------------------------------------------------------------------------

        This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                          1999        1998        1997        1996(1)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...............      $17.43      $16.65      $12.99      $12.00
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss .............................       (0.14)      (0.09)      (0.08)      (0.00)*
   Net realized and unrealized gains on investments.       10.45        0.87        4.51        0.99
----------------------------------------------------------------------------------------------------------
   Total from investment operations ................       10.31        0.78        4.43        0.99
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Distributions from capital gains ................       (0.48)      (0.00)*     (0.77)       -
----------------------------------------------------------------------------------------------------------
   Total distributions .............................       (0.48)      (0.00)      (0.77)       -
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....................      $27.26      $17.43      $16.65      $12.99
----------------------------------------------------------------------------------------------------------
TOTAL RETURN .......................................       59.15%       4.69%      34.10%       7.62%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)  ..........     $290,374    $160,472     $96,431     $21,061
Ratio of expenses to average net assets ............        1.30%       1.34%       1.46%       1.61%(3)
Ratio of net investment loss to average net assets .      (0.84)%     (0.68)%     (0.81)%     (0.00)%(3)
Portfolio turnover rate ............................         188%        158%        172%         33%(3)


* Amount represents less than $0.01 per share.
(1) From inception of operations on September 11, 1996.
(2) Not annualized.
(3) Annualized.

COLUMBIA REAL ESTATE EQUITY FUND
----------------------------------------


[icon]  GOAL AND STRATEGY
        --------------------------------
        The Fund seeks capital appreciation and above-average income by investing, under normal market conditions, at least 65% of its assets in the stocks of companies principally engaged in the real estate industry. A company is "principally engaged" in the real estate industry if at least 50% of its gross income or net profits are attributable to the ownership, construction, management, or sale of residential, commercial or industrial real estate. While it does not invest directly in real estate, the Fund will invest at least 65% of its assets in real estate investment trusts ("REITs"), which pool investors' money for investment primarily in income-producing real estate or related loans or interests.


[icon]  INVESTMENT RISKS
        --------------------------------
        This Fund has stock market risk and real estate risk. You could lose money as a result of your investment. Stock market risk means the stocks held by the Fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

        Real estate risk means the Fund may be subject to the same types of risks associated with direct ownership of real estate:

        - Declines in property value due to general, local and regional economic conditions
        - Overbuilding and extended vacancies of properties
        - Increased property taxes
        - Casualty or condemnation losses
        - Changes in zoning laws
        - Environmental clean up costs

        If the Fund's investments are concentrated in a particular geographic region, real estate risk may be even more significant. See "More About the Funds" at the back of this prospectus for additional information about REIT investment risk.


[icon]   WHO SHOULD INVEST?
        --------------------------------
        This Fund is appropriate for:
        - Long-term investors
        - Those looking for an income-oriented equity fund that invests in real estate securities
        - Those willing to accept short-term price fluctuations


[icon]   HISTORICAL PERFORMANCE
        --------------------------------

        The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to the NAREIT Index, which is an unmanaged index that reflects performance of all publicly-traded equity REITs. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.


[CHART]

1995    1996    1997    1998    1999
16.86%  38.30%  24.74%  -12.33% -2.45%

BEST QUARTER: 4Q '96 at 18.34%                 WORST QUARTER: 3Q '98 at -8.27%

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    as of 12/31/99
-------------------------------------------------------------------------------
                                                                      Inception
                                                   1 Year    5 Years   (4/1/94)
Columbia Real Estate Equity Fund                    -2.45%    11.51%    10.18%
-------------------------------------------------------------------------------
NAREIT* Index                                       -4.62%     8.09%     6.89%
-------------------------------------------------------------------------------

*National Association of Real Estate Investment Trusts

--------------------------------------------------------------------------------
STOCK FUNDS
--------------------------------------------------------------------------------


[icon]  EXPENSES
        --------------------------------

        As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.


-------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are paid out of Fund assets)
MANAGEMENT FEES                                   0.75%
Distribution and/or Service (12b-1) Fees          None
OTHER EXPENSES                                    0.24%
      Total Annual Fund Operating Expenses        0.99%

        This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

---------------------------------------------------------------------
   1 Year           3 Years          5 Years          10 Years
---------------------------------------------------------------------
   $101             $315             $547             $1,213

[icon]  FINANCIAL HIGHLIGHTS
        ------------------------------------------------------------------------

        This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                          1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..................      $15.76      $18.80      $16.16      $12.71      $11.72
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income............................        0.82        0.75        0.79        0.77        0.78
   Net realized and unrealized gains
      (losses) on investments.......................       (1.19)      (3.04)       3.15        3.94        1.12
------------------------------------------------------------------------------------------------------------------
   Total from investment operations.................       (0.37)      (2.29)       3.94        4.71        1.90
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income.............       (0.71)      (0.66)      (0.62)      (0.52)      (0.49)
   Distributions from capital gains.................        -           -          (0.51)      (0.53)      (0.14)
   Returns of capital...............................       (0.11)      (0.09)      (0.17)      (0.21)      (0.28)
------------------------------------------------------------------------------------------------------------------
   Total distributions..............................       (0.82)      (0.75)      (1.30)      (1.26)      (0.91)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR........................      $14.57      $15.76      $18.80      $16.16      $12.71
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................................       -2.45%     -12.33%      24.74%      38.30%      16.86%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)..............     $241,716   $164,172     $151,554     $68,073     $21,587
Ratio of expenses to average net assets.............        0.99%       1.01%       1.02%       1.06%       1.18%
Ratio of net investment income to average
   net assets.......................................        5.66%       4.60%       4.87%       6.23%       6.71%
Portfolio turnover rate.............................          29%          6%         34%         46%        54%

COLUMBIA BALANCED FUND
----------------------------------------


[icon]   GOAL AND STRATEGY
        --------------------------------

        The Fund seeks high total return by investing in common stocks and debt securities. Normally, 35% to 65% of assets will be allocated to stocks and 35% to 65% will be allocated to debt securities. The Fund invests primarily in stocks of large-cap, well-established companies. The debt securities will be primarily investment-grade (rated BBB or higher by S&P or Baa or higher by Moody's), or their unrated equivalents, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, asset-backed securities, collateralized bonds, and loan and mortgage obligations.


[icon]   INVESTMENT RISKS
        --------------------------------


        Because this Fund invests in stocks and bonds, it has stock market risk, interest rate risk, credit risk and prepayment risk. You could lose money as a result of your investment.


        Stock market risk means the stocks held by the Fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.


        Interest rate risk refers to the possibility that bonds in the Fund may go down in value when interest rates rise.


        Credit risk refers to the possibility that the companies issuing bonds held by the Fund may not be able to pay interest and principal when due.

        Prepayment risk refers to the possibility that the mortgage securities held by the Fund may be adversely affected by changes in prepayment rates on the underlying mortgages.


[icon]   WHO SHOULD INVEST?
        --------------------------------
        This Fund is appropriate for:
        - Long-term investors seeking to balance the higher volatility of stocks with the greater stability of income-generating bonds
        - Investors seeking moderate growth over the long term


[icon]   HISTORICAL PERFORMANCE
        ------------------------------------------------------------------------
        The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to the S&P 500, an unmanaged index generally considered representative of the U.S. stock market and the Lehman Aggregate, an unmanaged index composed of investment-grade U.S. Treasury and agency securities, corporate bonds, and mortgage-backed bonds. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

[CHART]

1992    1993    1994    1995    1996    1997    1998    1999
8.89%   13.62%  0.10%   25.08%  11.78%  18.74%  20.07%  12.70%

BEST QUARTER: 4Q '98 at 12.86%                 WORST QUARTER: 3Q '98 at -4.76%

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    as of 12/31/99
-------------------------------------------------------------------------------
                                                                      Inception
                                                   1 Year    5 Years  (10/1/91)
Columbia Balanced Fund                              12.70%    17.57%    14.15%
-------------------------------------------------------------------------------
S&P 500 Index                                       21.04%    28.56%    20.08%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index                         -0.82%     7.73%      6.94%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BALANCED FUND
--------------------------------------------------------------------------------


[icon]  EXPENSES
        ------------------------------------------------------------------------

        As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.


-------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are paid out of Fund assets)
MANAGEMENT FEES                                   0.50%
Distribution and/or Service (12b-1) Fees          None
OTHER EXPENSES                                    0.16%
      Total Annual Fund Operating Expenses        0.66%

        This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

---------------------------------------------------------------------
   1 Year           3 Years          5 Years          10 Years
---------------------------------------------------------------------
   $67              $211             $368             $822

[icon]   FINANCIAL HIGHLIGHTS
        ------------------------------------------------------------------------

        This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                          1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .................      $23.17      $21.42      $20.32      $20.08      $17.28
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...........................        0.69        0.72        0.84        0.76        0.73
   Net realized and unrealized gains on investments.        2.21        3.52        2.92        1.58        3.54
------------------------------------------------------------------------------------------------------------------
   Total from investment operations ................        2.90        4.24        3.76        2.34        4.27
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ............       (0.69)      (0.73)      (0.83)      (0.76)      (0.73)
   Distributions from capital gains ................       (0.66)      (1.76)      (1.83)      (1.34)      (0.74)
------------------------------------------------------------------------------------------------------------------
   Total distributions .............................       (1.35)      (2.49)      (2.66)      (2.10)      (1.47)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .......................      $24.72      $23.17      $21.42      $20.32      $20.08
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN .......................................       12.70%      20.07%      18.74%      11.78%      25.08%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .............   $1,040,940    $975,381    $792,378    $672,593    $486,767
Ratio of expenses to average net assets ............        0.66%       0.67%       0.68%       0.66%       0.69%
Ratio of net investment income to average
   net assets ......................................        2.85%       3.22%       3.83%       3.82%       4.05%
Portfolio turnover rate ............................         133%        128%        149%        133%        108%

COLUMBIA U.S. GOVERNMENT SECURITIES FUND
----------------------------------------


[icon]  GOAL AND STRATEGY
        --------------------------------
        The Fund seeks preservation of capital and a high level of income by investing at least 80% of its assets in direct obligations of the U.S. Government with a maximum maturity of three years. Securities will be selected based on an assessment of interest rate trends. Generally, securities purchased will be of a shorter maturity when interest rates are expected to rise and of longer maturity when interest rates are expected to decline.


[icon]  INVESTMENT RISKS
        --------------------------------
        This Fund has interest rate risk, which refers to the possibility that your investment may go down in value when interest rates rise. While direct obligations of the U.S. Government are guaranteed as to the payment of principal and interest, the value of the Fund's shares is not guaranteed by the U.S. Government. You could lose money as a result of your investment.


[icon]   WHO SHOULD INVEST?
        --------------------------------
        This Fund is appropriate for:
        - Risk-averse, short-term investors
        - Those willing to accept only a small amount of price volatility
        - Those focused on the preservation of assets rather than the appreciation of assets
        - Those looking to diversify a balanced portfolio with a short-term, income-earning investment


[icon]   HISTORICAL PERFORMANCE
        ------------------------------------------------------------------------
        The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to the Merrill Lynch 1-3 Treasury Index, which represents the average return of all Treasury notes with a 1- to 3-year maturity. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

[CHART]

1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
9.29%   12.72%  5.81%   5.91%   -0.03%  10.21%  3.85%   5.76%   6.43%   1.80%

BEST QUARTER: 3Q '91 at 4.23%                   WORST QUARTER: 1Q '92 at -0.93%

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    as of 12/31/99
-------------------------------------------------------------------------------
                                                    1 Year   5 Years  10 Years
Columbia U.S. Government Securities Fund             1.80%     5.57%    6.11%
-------------------------------------------------------------------------------
Merrill Lynch 1-3 Treasury Index                     3.06%     6.51%    6.59%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOND FUNDS
--------------------------------------------------------------------------------


[icon]  EXPENSES
        ------------------------------------------------------------------------

        As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.


-------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are paid out of Fund assets)
MANAGEMENT FEES                                   0.50%
Distribution and/or Service (12b-1) Fees          None
OTHER EXPENSES                                    0.41%
      Total Annual Fund Operating Expenses        0.91%

        This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

---------------------------------------------------------------------
   1 Year           3 Years          5 Years          10 Years
---------------------------------------------------------------------
   $93              $290             $504             $1,120

[icon]  FINANCIAL HIGHLIGHTS
        ------------------------------------------------------------------------

        This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                          1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .................       $8.39       $8.29       $8.24       $8.34       $7.99
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...........................        0.33        0.38        0.41        0.41        0.45
   Net realized and unrealized gains
      (losses) on investments ......................       (0.18)       0.14        0.05       (0.10)       0.35
------------------------------------------------------------------------------------------------------------------
   Total from investment operations ................        0.15        0.52        0.46        0.31        0.80
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ............       (0.33)      (0.38)      (0.41)      (0.41)      (0.45)
   Distributions from capital gains ................       (0.01)      (0.04)       -           -           -
------------------------------------------------------------------------------------------------------------------
   Total distributions .............................       (0.34)      (0.42)      (0.41)      (0.41)      (0.45)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .......................       $8.20       $8.39       $8.29       $8.24       $8.34
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN .......................................        1.80%       6.43%       5.76%       3.85%      10.21%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .............      $38,072     $40,578     $37,837     $40,776     $41,842
Ratio of expenses to average net assets ............        0.91%       0.89%       0.87%       0.80%       0.79%
Ratio of net investment income to average
   net assets ......................................        4.09%       4.55%       4.99%       4.99%       5.45%
Portfolio turnover rate ............................         211%        182%        184%        179%        253%

COLUMBIA FIXED INCOME SECURITIES FUND
----------------------------------------

[icon]  GOAL AND STRATEGY
        --------------------------------

        The Fund seeks a high level of income by investing in a broad range of debt securities with intermediate to long-term maturities. The Fund intends to invest 90% of its assets, under normal market conditions, in investment-grade debt securities (rated BBB or higher by S&P or Baa or higher by Moody's), or their unrated equivalents, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, asset-backed securities, collateralized bonds, and loan and mortgage obligations.


[icon]  INVESTMENT RISKS
        --------------------------------
        This Fund has interest rate risk, credit risk, and prepayment risk. You could lose money as a result of your investment.

        Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

        Credit risk refers to the possibility the issuer of a bond may not be able to pay interest and principal when due.

        Prepayment risk refers to the possibility that the mortgage securities held by the Fund may be adversely affected by changes in prepayment rates on the underlying mortgages.


[icon]  WHO SHOULD INVEST?
        --------------------------------
        This Fund is appropriate for:
        - Long-term, income-oriented investors
        - Investors willing to accept greater price fluctuation than is generally associated with short-term bonds
        - Those looking to diversify their stock port-folio with a fund investing in bonds

[icon]  HISTORICAL PERFORMANCE
        ------------------------------------------------------------------------

        The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to the Lehman Aggregate Bond Index, an unmanaged index composed of investment-grade U.S. Treasury and agency securities, corporate bonds and mortgage-backed bonds. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

[CHART]

1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
8.30%   16.84%  7.99%   10.47%  -3.36%  18.91%  3.37%   9.56%   7.44%   -1.50%


BEST QUARTER: 2Q '95 at 6.36%                  WORST QUARTER: 1Q '94 at -3.04%


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    as of 12/31/99
-------------------------------------------------------------------------------
                                                   1 Year    5 Years   10 Years
Columbia Fixed Income Securities Fund               -1.50%     7.34%     7.59%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index                         -0.82%     7.73%     7.70%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOND FUNDS
--------------------------------------------------------------------------------


[icon]  EXPENSES
        ------------------------------------------------------------------------

        As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.


-------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are paid out of Fund assets)
MANAGEMENT FEES                                   0.50%
Distribution and/or Service (12b-1) Fees          None
OTHER EXPENSES                                    0.14%
      Total Annual Fund Operating Expenses        0.64%

        This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

---------------------------------------------------------------------
   1 Year           3 Years          5 Years          10 Years
---------------------------------------------------------------------
   $65              $205             $357             $798

[icon]  FINANCIAL HIGHLIGHTS
        ------------------------------------------------------------------------

        This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                          1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .................      $13.42      $13.41      $13.08      $13.51      $12.16
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...........................        0.78        0.83        0.85        0.85        0.88
   Net realized and unrealized gains
      (losses) on investments ......................       (0.98)       0.14        0.36       (0.43)       1.35
------------------------------------------------------------------------------------------------------------------
   Total from investment operations ................       (0.20)       0.97        1.21        0.42        2.23
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ............       (0.78)      (0.83)      (0.85)      (0.85)      (0.88)
   Distributions from capital gains ................       (0.00)*     (0.13)      (0.03)       -           -
------------------------------------------------------------------------------------------------------------------
   Total distributions .............................       (0.78)      (0.96)      (0.88)      (0.85)      (0.88)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .......................      $12.44      $13.42      $13.41      $13.08      $13.51
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN .......................................       -1.50%       7.44%       9.56%       3.37%      18.91%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .............     $397,147    $422,330    $381,333    $356,421   $316,259
Ratio of expenses to average net assets ............        0.64%       0.65%       0.66%       0.64%       0.65%
Ratio of net investment income to
   average net assets ..............................        6.03%       6.15%       6.43%       6.53%       6.80%
Portfolio turnover rate ............................         155%        107%        196%        178%        137%


* Amount represents less than $0.01 per share.

COLUMBIA NATIONAL MUNICIPAL BOND FUND
----------------------------------------


[icon]  GOAL AND STRATEGY
        --------------------------------
        The Fund seeks a high level of income exempt from federal income tax by investing up to 100%, but no less than 80%, of its assets in municipal securities issued by state and local governments, their agencies and authorities, as well as the District of Columbia and U.S. territories and possessions, to finance various public or private projects. The Fund will only invest in municipal securities rated investment grade by a securities rating agency or, if unrated, determined by Columbia to be of equivalent investment quality. The Fund intends to maintain an average portfolio maturity of approximately 10 to 12 years.

[icon]  INVESTMENT RISKS
        --------------------------------

        This Fund has interest rate risk, credit risk, political risk and geographic risk. You could lose money as a result of your investment.

        Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

        Credit risk refers to the possibility the issuer of a bond may not be able to pay interest and principal when due.

        Political risk refers to the chance that a significant change in tax laws affecting municipal bonds or federal income tax rates, or even serious discussions on these topics in Congress, could impact the demand for municipal bonds and cause their prices to fall.

        Geographic risk refers to the potential for price declines resulting from a negative development in a single state in which the Fund holds bonds.


[icon]  WHO SHOULD INVEST?
        --------------------------------
        This Fund is appropriate for:
        - Investors seeking income exempt from federal income tax
        - Investors willing to accept greater price fluctuation than is generally associated with short-term bonds
        - Conservative, long-term investors nearing or in retirement


[icon]  HISTORICAL PERFORMANCE
        ------------------------------------------------------------------------

        Since the Fund did not begin operations until February 10, 1999, no historical performance is presented.

--------------------------------------------------------------------------------
BOND FUNDS
--------------------------------------------------------------------------------


[icon]  EXPENSES
        --------------------------------

        As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.


-------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are paid out of Fund assets)
MANAGEMENT FEES                                   0.50%
Distribution and/or Service (12b-1) Fees          None
OTHER EXPENSES                                    1.22%
      Total Annual Fund Operating Expenses        1.72%
      Expense Reimbursement                       1.07%*
      Net Expenses                                0.65%


*For the fiscal year ending December 31, 2000, the advisor has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses at 0.65%.

        This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

---------------------------------------------------------------------
   1 Year           3 Years          5 Years          10 Years
---------------------------------------------------------------------
   $66              $208             $362             $810

[icon]  FINANCIAL HIGHLIGHTS
        ------------------------------------------------------------------------

        This table will help you understand the Fund's financial performance for the period indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                          1999(1)
----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $10.00
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income.................................   0.34
   Net realized and unrealized losses
      on investments.....................................  (0.72)
----------------------------------------------------------------------
   Total from investment operations......................  (0.38)
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income..................  (0.34)
----------------------------------------------------------------------
   Total distributions...................................  (0.34)
----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...........................  $9.28
----------------------------------------------------------------------
TOTAL RETURN.............................................  -3.93%(2)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)................. $10,135
Ratio of expenses to average net assets..................   0.65%(3)
Ratio of expenses to average net
   assets before reimbursement...........................   1.72%(3)
Ratio of net investment income to
   average net assets....................................   4.21%(3)
Portfolio turnover rate..................................     12%(3)


(1) From inception of operations on February 10, 1999.
(2) Not annualized.
(3) Annualized.

COLUMBIA OREGON MUNICIPAL BOND FUND
----------------------------------------


[icon]  GOAL AND STRATEGY
        --------------------------------
        The Fund seeks a high level of income exempt from federal and Oregon income tax by investing up to 100%, but no less than 80%, of its assets in municipal securities issued by the State of Oregon (and its political subdivisions, agencies, authorities and instrumentalities). Normally, the Fund will invest in Oregon municipal securities rated investment grade (by a securities rating agency) or, if unrated, determined by Columbia to be of equivalent investment quality. The Fund intends to maintain an average portfolio maturity of approximately 10 to 12 years.

[icon]  INVESTMENT RISKS
        --------------------------------


        This Fund has interest rate risk, credit risk, political risk and geographic risk. You could lose money as a result of your investment. Interest rate risk refers to the possibility that your investment value may go down when interest rates rise. Credit risk refers to the possibility that the issuer of a bond may not be able to pay interest and principal when due.

        Political risk refers to the chance that a significant change in tax laws affecting municipal bonds or federal income tax rates, or even serious discussions on these topics in Congress, could impact the demand for municipal bonds and cause their prices to fall.

        Geographic risk refers to the fact that the Fund's concentration in Oregon tax-exempt bonds may cause it to be exposed to risks that do not apply to other bond funds:
        - Low trading volumes for Oregon municipal bonds
        - Unfavorable economic conditions in Oregon
        - Legal and legislative changes affecting the ability of Oregon municipalities to issue bonds

        The Fund is non-diversified, which means it may invest a greater percentage of its assets in one issuer.


[icon]  WHO SHOULD INVEST?
        ------------------------------------------------------------------------
        This Fund is appropriate for:

        - Oregon residents seeking income exempt from federal and state personal income tax
        - Those able to accept more price fluctuation than is generally associated with short-term bonds
        - Conservative, long-term investors nearing or in retirement


[icon]  HISTORICAL PERFORMANCE
        ------------------------------------------------------------------------

        The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to the Lehman General Obligation Bond Index, which represents average market weighted performance of general obligation bonds that have been issued in the last five years with maturities greater than one year. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

[CHART]

1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
6.89%   11.73%  6.46%   10.73%  -4.68   14.15%  3.77%   8.36%   5.58%   -2.65%


BEST QUARTER: 1Q '95 at 5.76%                  WORST QUARTER: 1Q '94 at -5.01%


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    as of 12/31/99
-------------------------------------------------------------------------------
                                                   1 Year    5 Years   10 Years
Columbia Oregon Municipal Bond Fund                 -2.65%     5.70%     5.88%
-------------------------------------------------------------------------------
Lehman General Obligation Bond Index                -1.51%     6.82%     6.72%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOND FUNDS
--------------------------------------------------------------------------------


[icon]  EXPENSES
        ------------------------------------------------------------------------

        As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.


-------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are paid out of Fund assets)
MANAGEMENT FEES                                   0.50%
Distribution and/or Service (12b-1) Fees          None
OTHER EXPENSES                                    0.07%
      Total Annual Fund Operating Expenses        0.57%

        This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

---------------------------------------------------------------------
   1 Year           3 Years          5 Years          10 Years
---------------------------------------------------------------------
   $58              $183             $318             $714

[icon]  FINANCIAL HIGHLIGHTS
        ------------------------------------------------------------------------

        This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                          1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .................      $12.46      $12.47      $12.15      $12.37      $11.48
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...........................        0.56        0.58        0.60        0.61        0.63
   Net realized and unrealized gains
      (losses) on investments ......................       (0.88)       0.10        0.39       (0.16)       0.96
------------------------------------------------------------------------------------------------------------------
   Total from investment operations ................       (0.32)       0.68        0.99        0.45        1.59
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ............       (0.56)      (0.58)      (0.60)      (0.61)      (0.63)
   Distributions from capital gains ................       (0.02)      (0.11)      (0.07)      (0.06)      (0.07)
------------------------------------------------------------------------------------------------------------------
   Total distributions .............................       (0.58)      (0.69)      (0.67)      (0.67)      (0.70)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .......................      $11.56      $12.46      $12.47      $12.15      $12.37
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN .......................................       -2.65%       5.58%       8.36%       3.77%      14.15%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .............     $409,919    $462,809    $409,148    $375,667    $383,796
Ratio of expenses to average net assets ............        0.57%       0.58%       0.57%       0.56%       0.57%
Ratio of net investment income to
   average net assets ..............................        4.64%       4.60%       4.87%       5.00%       5.22%
Portfolio turnover rate ............................          28%         17%         17%         19%         21%

COLUMBIA HIGH YIELD FUND
----------------------------------------


[icon]  GOAL AND STRATEGY
        --------------------------------

        The Fund seeks a high level of income, with capital appreciation as a secondary goal, by investing in non-investment- grade corporate debt securities, commonly referred to as "junk" or "high-yield" bonds. Normally, the Fund will invest at least 80% of assets in bonds rated Ba or B by Moody's or BB or B by S&P. No more than 10% of the Fund's assets will be invested in securities rated Caa by Moody's or CCC by S&P, and no Fund assets will be invested in securities below these grades. By focusing on higher quality junk bonds, the Fund seeks access to higher yielding bonds without assuming all the risk associated with the broader lower-rated bond market.


[icon]  INVESTMENT RISKS
        --------------------------------
        This Fund has interest rate risk and credit risk. You could lose money as a result of your investment. Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. The Fund generally invests in lower-rated bonds subject to greater default risk than higher-rated, lower yielding bonds. High yield bonds may be issued to fund corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events. High yield bonds are often issued by smaller, less creditworthy companies or by companies with substantial debt. The prices of high yield bonds are generally more sensitive than higher-rated bonds to the financial condition of the issuer and adverse changes in the economy.

[icon]  WHO SHOULD INVEST?
        --------------------------------

        This Fund is appropriate for:
        - Those willing to accept substantial price fluctuations
        - Investors seeking to boost their bond portfolio's yield


[icon]  HISTORICAL PERFORMANCE
        ------------------------------------------------------------------------

        The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to two benchmarks. The Salomon BB Index measures the total return of bonds with a maturity of at least one year and includes bonds rated BB+, BB or BB- by S&P or bonds rated Ba1, Ba2 or Ba3 by Moody's. The Lipper High Yield Bond Fund Index reflects equally-weighted performance of the 30 largest mutual funds within its category. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the rein vestment of dividends. Past performance cannot guarantee future results.

[CHART]


1994    1995    1996    1997    1998    1999
-0.92%  19.12%  9.43%   12.70%  6.26%   2.38%


BEST QUARTER: 2Q '95 at 5.56%                    WORST QUARTER: 1Q '94 at -2.01%

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    as of 12/31/99
-------------------------------------------------------------------------------
                                                                      Inception
                                                    1 Year   5 Years  (10/1/93)
Columbia High Yield Fund                             2.38%     9.83%     7.76%
-------------------------------------------------------------------------------
Salomon BB Index                                     2.24%    10.73%     8.51%
-------------------------------------------------------------------------------
Lipper High Yield Bond Fund Index                    4.78%     9.46%     7.62%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOND FUNDS
--------------------------------------------------------------------------------


[icon]  EXPENSES
        ------------------------------------------------------------------------

        As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.


-------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are paid out of Fund assets)
MANAGEMENT FEES                                   0.60%
Distribution and/or Service (12b-1) Fees          None
OTHER EXPENSES                                    0.31%
      Total Annual Fund Operating Expenses        0.91%

        This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

---------------------------------------------------------------------
   1 Year           3 Years          5 Years          10 Years
---------------------------------------------------------------------
   $93              $290             $504              $1,120

[icon]  FINANCIAL HIGHLIGHTS
        ------------------------------------------------------------------------

        This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                          1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .................       $9.84      $10.04       $9.94       $9.88       $9.04
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income. ..........................        0.74        0.76        0.81        0.81        0.82
   Net realized and unrealized gains
      (losses) on investments ......................       (0.51)      (0.15)       0.40        0.07        0.84
------------------------------------------------------------------------------------------------------------------
   Total from investment operations ................        0.23        0.61        1.21        0.88        1.66
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ............       (0.74)      (0.76)      (0.81)      (0.81)      (0.82)
   Distributions from capital gains ................       (0.01)      (0.05)      (0.30)      (0.01)       -
------------------------------------------------------------------------------------------------------------------
   Total distributions .............................       (0.75)      (0.81)      (1.11)      (0.82)      (0.82)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .......................       $9.32       $9.84      $10.04       $9.94       $9.88
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN .......................................        2.38%       6.26%      12.70%       9.43%      19.12%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .............      $71,678     $57,524     $39,278     $28,818     $23,471
Ratio of expenses to average net assets ............        0.91%       0.95%       1.00%       0.93%       1.00%
Ratio of expenses to average net assets
   before voluntary reimbursement ..................        0.91%       0.95%       1.02%       1.00%       1.06%
Ratio of net investment income to
   average net assets ..............................        7.71%       7.52%       8.05%       8.29%       8.62%
Portfolio turnover rate ............................          49%         79%        124%         62%         52%

COLUMBIA DAILY INCOME COMPANY
----------------------------------------


[icon]  GOAL AND STRATEGY
        --------------------------------
        The Fund seeks a high level of income consistent with the maintenance of liquidity and the preservation of capital by investing primarily in the following high quality money market securities: securities issued by the U.S. Government and its agencies and instrumentalities, whose principal and interest are guaranteed; commercial paper which, if rated by S&P or Moody's, is rated, at the time of purchase, A-1 by S&P and Prime 1 by Moody's or, if not rated, is determined to be of comparable quality by the Fund; and other high quality corporate debt with average maturities of less than 12 months. The Fund's assets will be invested in short-term debt obligations maturing within one year. The average dollar-weighted maturity of the portfolio will not exceed 90 days.


[icon]  INVESTMENT RISKS
        --------------------------------
        An investment in this or any other money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of shareholders' investments at $1 per share, it is possible to lose money by investing in the Fund. Additionally, there is a chance that the Fund's returns may not keep pace with the rate of inflation over the long term.

[icon]  WHO SHOULD INVEST?
        --------------------------------
        This Fund is appropriate for:
        - Short-term, risk averse investors
        - Investors focused on the preservation of assets rather than the appreciation of assets
        - Investors seeking liquidity


[icon]  HISTORICAL PERFORMANCE
        ------------------------------------------------------------------------
        The bar chart below illustrates how the Fund's total return has varied from year to year, while the table shows performance over time. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

[CHART]

1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
7.48%   5.66%   3.25%   2.51%   3.68%   5.49%   4.96%   5.11%   5.09%   4.71%


BEST QUARTER: 2Q '90 at 1.93%                    WORST QUARTER: 2Q '93 at 0.60%


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    as of 12/31/99
-------------------------------------------------------------------------------
                                                    1 Year   5 Years  10 Years
Columbia Daily Income Company                        4.71%     5.07%    4.82%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONEY MARKET FUND
--------------------------------------------------------------------------------


[icon]  EXPENSES
        ------------------------------------------------------------------------

        As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.


-------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are paid out of Fund assets)
MANAGEMENT FEES                                   0.47%
Distribution and/or Service (12b-1) Fees          None
OTHER EXPENSES                                    0.17%
      Total Annual Fund Operating Expenses        0.64%

        This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

---------------------------------------------------------------------
   1 Year           3 Years          5 Years          10 Years
---------------------------------------------------------------------
   $65              $205             $357             $798


[icon]  FINANCIAL HIGHLIGHTS
        ------------------------------------------------------------------------

        This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                          1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .................       $1.00       $1.00       $1.00       $1.00       $1.00
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...........................       0.046       0.050       0.050       0.048       0.053
----------------------------------------------------------------------------------------------------------------------
   Total from investment operations ................       0.046       0.050       0.050       0.048       0.053
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ............      (0.046)     (0.050)     (0.050)     (0.048)     (0.053)
----------------------------------------------------------------------------------------------------------------------
   Total distributions .............................      (0.046)     (0.050)     (0.050)     (0.048)     (0.053)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .......................       $1.00       $1.00       $1.00       $1.00       $1.00
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN .......................................        4.71%       5.09%       5.11%       4.96%       5.49%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .............   $1,165,289  $1,109,141  $1,169,096    $889,800    $800,656
Ratio of expenses to average net assets ............        0.64%       0.62%       0.63%       0.62%       0.64%
Ratio of net investment income to
   average net assets ..............................        4.61%       4.97%       4.99%       4.84%       5.34%

      MANAGEMENT
---------------------------------------


The Funds' investment adviser is Columbia Funds Management Company ("Columbia"), P.O. Box 1350, Portland, Oregon 97207-1350. Columbia is responsible for managing the Funds' portfolios and its business affairs, subject to oversight by the Funds' Boards of Directors. Columbia or its predecessor has acted as an investment adviser since 1967.


For the year ended December 31, 1999, the investment advisory fees paid to Columbia by each of the Funds, expressed as a percentage of net assets, were as follows:


      Columbia Common Stock Fund                                 0.60%
      Columbia Growth Fund                                       0.55%
      Columbia International Stock Fund                          1.00%
      Columbia Special Fund                                      0.91%
      Columbia Small Cap Fund                                    1.00%
      Columbia Real Estate Equity Fund                           0.75%
      Columbia Balanced Fund                                     0.50%
      Columbia U.S. Government Securities Fund                   0.50%
      Columbia Fixed Income Securities Fund                      0.50%
      Columbia National Municipal Bond Fund                      0.50%
      Columbia Oregon Municipal Bond Fund                        0.50%
      Columbia High Yield Fund                                   0.60%
      Columbia Daily Income Company                              0.47%




[SIDENOTE:]
Columbia's Investment Team is responsible for developing investment themes and strategies for the Funds. [LOGO]

COLUMBIA INVESTMENT TEAM
Columbia's Investment Team is responsible for developing investment themes and strategies for the Funds. Thomas L. Thomsen is President, Chief Investment Officer and a Director of Columbia and supervises the Team's activities. Prior to joining Columbia in 1978, Mr. Thomsen was a Senior Investment Officer for the Treasury Department of the State of Oregon (1974-1978) and a Fixed Income Portfolio Manager for First National Bank of Oregon (1969-1973).

For most Funds, a lead portfolio manager is responsible for implementing and maintaining the investment themes and strategies developed by the Team, while adhering to the specific goal and strategy of the Fund.

COMMON STOCK FUND -- TEAM MANAGED (SINCE 1998).
Based on an analysis of macro-economic factors and the investment environment, Columbia's Asset Allocation Committee is responsible for determining the sector or industry weightings for the Fund. Individual

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------


members of the Investment Team then select securities within the sectors or asset classes for which they have research and analytic responsibility.

GROWTH FUND -- ALEXANDER S. MACMILLAN (SINCE 1992).
A Vice President of Columbia and a Chartered Financial Analyst, Mr. Macmillan joined Columbia in 1989. Previously, he was a Vice President and Portfolio Manager for Gardner & Preston Moss (1982-1989). He received a Master of Business Administration degree from the Amos Tuck School at Dartmouth College in 1980.

INTERNATIONAL STOCK FUND -- JAMES M. MCALEAR (SINCE 1992).

A Vice President of Columbia, Mr. McAlear joined Columbia in 1992. Previously, he was a Senior Vice President of American Express Financial Advisors (1985-1992) and an Executive Director for Merrill Lynch Europe (1972-1985). He received a Master of Arts degree in economics from Michigan State University in 1964.


SPECIAL FUND -- RICHARD J. JOHNSON (SINCE 1998).
A Vice President of Columbia and a Chartered Financial Analyst, Mr. Johnson joined Columbia in 1994. Previously, he served as a Portfolio Manager and Analyst at Provident Investment Counsel (1990-1994). Mr. Johnson received a Master of Business Administration degree from the Anderson School of Management at UCLA in 1990.

SMALL CAP FUND -- RICHARD J. JOHNSON (SINCE 1996).

REAL ESTATE EQUITY FUND -- DAVID W. JELLISON (SINCE 1994).
A Vice President of Columbia and a Chartered Financial Analyst, Mr. Jellison joined Columbia in 1992. Previously, he was a Senior Research Associate for RCM Capital Management (1987-1992). Mr. Jellison received a Master of Management degree from the J.L. Kellogg Graduate School of Management at Northwestern University in 1984.

BALANCED FUND -- TEAM MANAGED (SINCE 1998).
Based on an analysis of macro-economic factors and the investment environment, Columbia's Asset Allocation Committee is responsible for determining the Fund's weightings in stocks, bonds and cash investments. That committee is also responsible for determining the sector or industry weightings of the equity portion of the Fund. Columbia's Bond Team is responsible for determining the sector emphasis among different types of fixed income securities. Individual members of the entire Investment Team then select the securities within the sector or asset classes for which they have research and analytic responsibility.

U.S. GOVERNMENT SECURITIES FUND -- JEFFREY L. RIPPEY (SINCE 1987).
A Vice President of Columbia and a Chartered Financial Analyst, Mr. Rippey joined Columbia in 1981. Previously, he worked in the Trust Department of Rainier National Bank (1978-1981). Mr. Rippey is a 1978 graduate of Pacific Lutheran University.

FIXED INCOME SECURITIES FUND -- LEONARD A. APLET (SINCE 1989) AND JEFFREY L. RIPPEY (SINCE 1989).

A Vice President of Columbia and a Chartered Financial Analyst, Mr. Aplet joined Columbia in 1987. Previously, he was an employee of the Farmers Home Administration (1976-1985). Mr. Aplet received a Master of Business Administration degree from the University of California at Berkeley in 1987.

[SIDENOTE:]
The rules that govern personal trading by investment personnel are based on the principle that employees have a fiduciary duty to conduct their trades in a manner that is not detrimental to the Funds or their shareholders. [LOGO]

NATIONAL MUNICIPAL BOND FUND -- GRETA R. CLAPP (SINCE 1999).
A Vice President of Columbia and a Chartered Financial Analyst, Ms. Clapp joined Columbia in 1991. Previously, she was an Assistant Vice President and Portfolio Manager at The Putnam Companies (1985-1988). Ms. Clapp received a Master of Business Administration degree from the University of Michigan in 1990.

OREGON MUNICIPAL BOND FUND -- GRETA R. CLAPP (SINCE 1992).


HIGH YIELD FUND -- JEFFREY L. RIPPEY (SINCE 1993) AND KURT M. HAVNAER (SINCE 2000).


A Vice President of Columbia and a Chartered Financial Analyst, Mr. Havnaer joined Columbia in 1996. Previously, he worked as a Portfolio Manager, Analyst and Trader for SAFECO Asset Management Co. (1991-1996). Mr. Havnaer received a Master of Business Administration degree from Seattle University in 1991.

COLUMBIA DAILY INCOME COMPANY -- LEONARD A. APLET
(SINCE 1988).

PERSONAL TRADING
Members of the Investment Team and other employees of the Funds or Columbia are permitted to trade securities for their own or family accounts, subject to the rules of the Code of Ethics adopted by the Funds and Columbia. The rules that govern personal trading by investment personnel are based on the principle that employees have a fiduciary duty to conduct their trades in a manner that is not detrimental to the Funds or their shareholders. For more information on the Code of Ethics and specific trading restrictions, see the Funds' Statement of Additional Information.

--------------------------------------------------------------------------------
INVESTOR SERVICES
--------------------------------------------------------------------------------


      INVESTOR SERVICES
---------------------------------------

This section is designed to acquaint you with the different services and policies associated with an investment in Columbia Funds. For an at-a-glance summary of account instructions, please see page 38.

PURCHASING SHARES
Shares of Columbia Funds are available at net asset value ("NAV"), which means that you pay no sales charges or commissions to invest. Your investment will be priced at the NAV next calculated after your order is accepted by the Funds. Investments received for Columbia Daily Income Company must be converted to federal funds, so there may be a one-day delay in your investment. All Bond Funds and Columbia Daily Income Company will begin to earn interest on the day after the investment is made.


SELLING SHARES
You can sell (redeem) shares any day the New York Stock Exchange ("NYSE") is open for business. Your shares will be redeemed at their net asset value, calculated after your valid redemption request is accepted by the Funds. There are no fees to sell shares.


When redeeming, please keep these important points in mind:
- A signature guarantee may be required. See page 35 for examples of when a signature guarantee is required.
- Any certificated shares will require the return of the certificate before a redemption can be made.
- Redemptions of an IRA will require the completion of additional paperwork for the purposes of IRS tax reporting.
-  Redemption requests must be signed by all owners on the account.
- Redemption requests from corporations, fiduciaries and intermediaries may require additional documentation.


Normally, your redemption proceeds will be sent to you the day after the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds will be sent to you no later than seven days from the redemption date. Proceeds transmitted by way of ACH (Automated Clearing House) are usually credited to your bank account on the second business day following the request.

[SIDENOTE:]
--------------------------------------------------------------------------------

INVESTMENT MINIMUMS

FIRST TIME FUND INVESTMENT:
   $1,000 Minimum for all Funds but the Special and Small Cap Funds, which have $2,000 minimums
SUBSEQUENT FUND INVESTMENT:
   $100 for all Funds
AUTOMATIC INVESTMENT PLAN:
   $50 for all Funds (minimum requirements for first time investments are waived)

When investing in the Funds, please keep these important points in mind:

- Personal checks for investment should be drawn on U.S. funds, must meet Fund investment minimum requirements and be made payable to Columbia Funds
-  Columbia will not accept cash investments
-  Columbia reserves the right to reject any investment
- If your investment is cancelled because your check did not clear the bank or because the Funds were unable to debit your bank account, you will be responsible for any losses or fees imposed by your bank or attributable to a loss in value of the shares purchased
-  Columbia may reject any third party checks submitted for investment

Also, before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds until it has collected payment, which may take up to 15 days from the purchase date. Additionally, the Fund reserves the right to redeem shares in-kind under unusual circumstances. In-kind payment means payment will be made to you in portfolio securities rather than cash. In that event, you will incur transaction costs if you sell the securities for cash.

[SIDENOTE:]
--------------------------------------------------------------------------------
WILL A FUND EVER BE CLOSED TO NEW INVESTORS?

While Columbia reserves the right to close a Fund to new investors in the future, all Funds are now open to new investors. Columbia will carefully consider a number of factors prior to closing a Fund to new investors, including a Fund's total assets and its flow of new money. If a Fund does close, existing Fund shareholders may continue to invest in that Fund so long as the shareholder's account remains open.


DRAFTWRITING IN COLUMBIA DAILY INCOME COMPANY.
If you are a Columbia Daily Income Company shareholder, you may redeem shares by draft if you have completed the signature card attached to your original application. Drafts will be furnished to you free of charge. Drafts may not be written for less than $250. Your investment will earn daily income until your draft is presented for payment. Of course, your draft can only be paid if you have sufficient funds invested in Columbia Daily Income Company. A draft is a redemption and, therefore, subject to the Fund's approval. The draftwriting service may be terminated upon written notice.

IMPORTANT FUND POLICIES

HOW SHARES ARE PRICED.

All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and accepted by a Fund. A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern time).

Shares will only be priced on days that the NYSE is open for trading. The NAV of a Fund is calculated by subtracting a Fund's liabilities from its assets and dividing the result by the number of outstanding shares. The Funds use market prices in valuing portfolio securities. Securities for which market quotations are not available will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors of each Fund. Debt securities with remaining maturities of less than 60 days will generally be valued based on amortized cost, which approximates market value.

--------------------------------------------------------------------------------
INVESTOR SERVICES
--------------------------------------------------------------------------------


Trading on many foreign securities markets is completed at various times before the close of the NYSE or on days the NYSE is not open for business. Consequently, the calculation of a Fund's NAV may take place at a time that is different than when prices are determined for funds holding foreign securities. As a result, events affecting the values of foreign portfolio securities that occur between the time the prices are determined and the close of the NYSE will not be reflected in a Fund's calculation of NAV, unless the Board of Directors or Columbia, if delegated by the Board, determines that the event would materially affect the NAV.

[SIDENOTE:]
--------------------------------------------------------------------------------
WHEN IS A SIGNATURE GUARANTEE NECESSARY?

To protect against fraud, a signature guarantee is required for each of the following written redemption requests:

-  Redemption requests over $50,000
- Redemption checks that are made payable to someone other than those registered on the account
- A request to send proceeds to an address or account other than those of record
-  The mailing address for your redemption check has changed in the last 10 days

Columbia may require signature guarantees in other situations or reject a redemption for legal reasons. Signature guarantees are available from a bank, broker dealer, credit union, savings and loan, national securities exchange or trust company. A notary public cannot supply a signature guarantee.

FINANCIAL INTERMEDIARIES.

If you invest through a third-party (rather than directly with Columbia), the policies and fees for transacting business may be different than those described here. Banks, brokers, 401(k) plans, financial advisors and financial supermarkets (a "Financial Intermediary") may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Also, because these arrangements reduce or eliminate the need for the Fund's transfer agent to provide account services, the Funds and Columbia may pay the Financial Intermediary a recordkeeping or account servicing fee. Many Financial Intermediaries enter into an agreement with the Funds that authorizes them to accept purchase and redemption orders on behalf of the Funds. To the extent that the Financial Intermediary has agreed to act as an agent for the Fund, the Fund will be deemed to have received a purchase or redemption order when an authorized Financial Intermediary or its delegate accepts the order. The order will be priced at the Fund's net asset value next computed after it is accepted by the Financial Intermediary or its delegate.

EXCHANGES.



On any business day, you may exchange all or a portion of your shares into any other available Columbia Fund. To prevent excessive exchange activity to the detriment of other shareholders, only four exchanges per Fund are allowed per year. When exchanging into a new Fund, be sure you read the part of the Prospectus that pertains to the Fund you exchange into. This privilege may be revoked or modified at any time, and the Funds reserve the right to reject any exchange request. For example, the Funds may reject exchanges from accounts engaged in or known to engage in trading that exceeds the Fund's annual limit (including market timing transactions).

TELEPHONE REDEMPTIONS.

To determine whether telephone instructions are genuine, Columbia will request personal shareholder information when you call. All telephone instructions are recorded and a written confirmation of the redemption is mailed to the address of record. Proceeds from a telephone redemption may only be mailed to the registered name and address on the account, or transferred to your predesignated bank account or to another Columbia Fund under the same account number. For your protection, the ability to redeem by phone and have the proceeds mailed to your address may be suspended for up to 30 days following an address change. You may be liable for any fraudulent telephone instructions as long as Columbia takes reasonable measures to verify the identity of the caller.

AUTOMATIC WITHDRAWALS.

Automatic withdrawals are redeemed within seven days after the end of the month or quarter to which they relate. To the extent redemptions for automatic withdrawals exceed dividends declared on shares in your account, the number of shares in your account will be reduced. If the value of your account falls below the Fund minimum balance requirement, your account is subject to being closed on 60 days written notice.

INVOLUNTARY REDEMPTIONS.
Upon 60 days prior written notice, a Fund may redeem all of your shares without your consent if:

- Your Fund balance falls below $500
- You are a U.S. shareholder and fail to provide a certified taxpayer identification number
- You are a foreign shareholder and fail to provide a current Form W-8, "Certificate of Foreign Status"
- You engage in activities that are illegal or otherwise believed detrimental to the Funds

If your shares are redeemed by the Fund, payment will be made promptly at the Fund's current net asset value, and may result in a realized capital gain or loss.

TAXPAYER IDENTIFICATION NUMBER.
Federal law requires each Fund to withhold 31% of dividends and redemption proceeds paid to shareholders who have not complied with certain tax requirements. You will be asked to certify on your account application that the Social Security number provided is correct and that you are not subject to 31% backup withholding for previous underreporting of income to the

--------------------------------------------------------------------------------
INVESTOR SERVICES
--------------------------------------------------------------------------------


IRS. The Funds will generally not accept new investments that do not comply with these requirements.

SHAREHOLDER STATEMENTS.

To stay informed about the status of your account, every Columbia Funds shareholder receives either monthly or quarterly statements. With the exception of recurring activity, such as an automatic investment or withdrawal plan, you will receive a confirmation for all transactions in your account. Shareholder reports are mailed to shareholders twice a year, and you'll also receive an annual tax report detailing the taxable characteristics of any Fund distributions from the prior year. To reduce Fund expenses, only one shareholder report and the Funds' annually updated prospectus will be mailed to accounts with the same Tax Identification Number or the same family name registered at the same address. In addition, shareholders or multiple accounts at the same mailing address can eliminate duplicate enclosures for statements mailed to that address by filing a SAVMAIL form with the Funds. For a SAVMAIL form or to receive additional copies of any financial report or Prospectus, please call an Investor Services Representative at 1-800-547-1707. If you do not wish to have your shareholder reports and prospectuses consolidated, please call us and we will send you individual copies within 30 days of your request.

[SIDENOTE:]
--------------------------------------------------------------------------------
RECEIVE CUSTOMIZED INVESTMENT MANAGEMENT WITH A PRIVATE MANAGEMENT ACCOUNT

For custom asset allocation services among the Columbia Funds, Columbia Trust Company offers the Private Management Account for investments over $150,000. The annual fee for this service is:

-  .75% on the first $500,000
-  .50% on the next $500,000
-  .25% on assets over $1,000,000

The minimum fee for this service is $1,000 and the maximum fee is $15,000. These fees are in addition to the underlying expenses of the Funds making up the Private Management Account. For additional information, please call 1-800-547-1037, x2200.

AT-A-GLANCE INSTRUCTIONS FOR ACCOUNTS

--------------------------------------------------------------------------------
OPENING A NEW ACCOUNT
--------------------------------------------------------------------------------
BY MAIL [GRAPHIC]

REGULAR MAIL
Columbia Financial Center
P.O. Box 1350
Portland, OR 97207-1350

OVERNIGHT CARRIER
Columbia Financial Center
1301 S.W. Fifth Avenue
Portland, OR 97201-5601

Complete an application and send it to the address above with your check for at least the minimum fund investment.


--------------------------------------------------------------------------------
BY TELEPHONE [GRAPHIC]

1-800-547-1707
WIRE: Once you submit a completed application, you may open an account using federal funds wired from your bank. Since each Fund has a different wire number, call us for instructions.

--------------------------------------------------------------------------------



INTERNET [GRAPHIC]

www.columbiafunds.com

Download a prospectus and an application from our Web site. Mail a completed application with your initial investment to the address above.

--------------------------------------------------------------------------------

AUTOMATIC

A minimum of $50 lets you open an account, provided you establish an automatic investment plan (AIP). This means that investments are transferred automatically from your bank to the Columbia Fund(s) of your choice each month.
Sign up for AIP on the application, or call us for a form.

--------------------------------------------------------------------------------
IN PERSON [GRAPHIC]

Columbia Financial Center
1301 S.W. Fifth Avenue
Portland, OR 97201-5601

7:30-5:00 PST

Visit Columbia Funds, conveniently located in downtown Portland.

--------------------------------------------------------------------------------
BUYING SHARES
--------------------------------------------------------------------------------
BY MAIL [GRAPHIC]

REGULAR MAIL
Columbia Financial Center
P.O. Box 1350
Portland, OR 97207-1350

OVERNIGHT CARRIER
Columbia Financial Center
1301 S.W. Fifth Avenue
Portland, OR 97201-5601

Send your investment to the above address. Be sure to enclose an investment slip from the bottom of your statement.

--------------------------------------------------------------------------------
BY TELEPHONE [GRAPHIC]

1-800-547-1707

WIRE: Invest using federal funds wired from your bank. Since each Fund has a different wire number, call us for instructions.

EXCHANGE: Use the proceeds from the redemption in one Fund to purchase shares of another Fund with the same account number. To exchange shares, call us.

TELEVEST: Provided the service is already set up on your account (use the application or call us for a form), request a transfer from your bank for investment in the Columbia Funds.

--------------------------------------------------------------------------------

INTERNET [GRAPHIC]

www.columbiafunds.com

EXCHANGE: Call us for a personal identification number to access your account online. Then, use the proceeds from the redemption in one Fund to purchase shares of another Fund with the same account number. Submit your exchange request through our secure account e-mail.

--------------------------------------------------------------------------------
AUTOMATIC

Arrange to have investments transferred automatically from your bank account to the Columbia Fund(s) of your choice on the 5th, 20th, or both, of each month. Sign up for AIP on the application or call us for a form. AIP investment minimum is $50 per Fund.

--------------------------------------------------------------------------------
IN PERSON [GRAPHIC]

Columbia Financial Center
1301 S.W. Fifth Avenue
Portland, OR 97201-5601

7:30-5:00 PST

Visit Columbia Funds, conveniently located in downtown Portland.

--------------------------------------------------------------------------------
INVESTOR SERVICES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SELLING (REDEEMING) SHARES
--------------------------------------------------------------------------------
BY MAIL [GRAPHIC]

REGULAR MAIL
Columbia Financial Center
P.O. Box 1350
Portland, OR 97207-1350

OVERNIGHT CARRIER
Columbia Financial Center
1301 S.W. Fifth Avenue
Portland, OR 97201-5601

Send your redemption request to the above address. Redemption requests must be signed by each shareholder required to sign on the account. A signature guarantee may be required. Accounts in the names of corporations, fiduciaries, and intermediaries may require additional documentation.

--------------------------------------------------------------------------------
BY TELEPHONE [GRAPHIC]

1-800-547-1707

Redeem shares by phone (unless you have declined this service on the application.) Proceeds from telephone redemptions may be mailed only to the account owner at the address of record (maximum $50,000) or transferred to a bank designated on the application (any amount).

WIRE: Call us to request a wire redemption. Your request must be at least $1,000, and the bank wire cost for each redemption will be charged against your Columbia account. Your bank may impose a fee.

EXCHANGE: Use the proceeds from the redemption of one Fund to purchase shares of another Fund with the same account number. To exchange shares, call us.

--------------------------------------------------------------------------------

INTERNET [GRAPHIC]

www.columbiafunds.com

EXCHANGE: Call us for a personal identification number to access your account online. Then, use the proceeds from the redemption in one Fund to purchase shares of another Fund with the same account number. To exchange shares, use our secure account e-mail.

--------------------------------------------------------------------------------
AUTOMATIC

For accounts over $5,000, redeem shares on a regular basis through a transfer of funds from your Columbia account directly to the bank designated on your application ($50 minimum withdrawal).

--------------------------------------------------------------------------------
IN PERSON [GRAPHIC]

Columbia Financial Center
1301 S.W. Fifth Avenue
Portland, OR 97201-5601

7:30-5:00 PST

Although you can visit Columbia Funds to make a redemption request, availability of the proceeds will vary. Please call ahead for details.

[SIDENOTE:]
         TAX-ADVANTAGED INVESTING WITH A COLUMBIA IRA OR RETIREMENT PLAN

The following accounts require special applications. For an application and more details about tax-advantaged investing, call us at 1-800-547-1707.

                                 TRADITIONAL IRA
A Traditional IRA allows you to invest a maximum of $2,000 each year and earn tax-deferred returns. Your contributions may be tax deductible. Deductions may be limited if your income exceeds a certain level or if you participate in certain retirement plans. Any withdrawals of tax deductible contributions and tax-deferred earnings are taxable at your regular income tax rate. Early withdrawals also may be subject to penalties. You may choose to roll over retirement plan proceeds into an IRA in order to prolong tax-deferred savings.

                                    ROTH IRA
A Roth IRA allows you to invest a maximum of $2,000 each year, the returns on which are tax-free. Your contributions are not tax deductible. Your ability to invest in a Roth IRA may be limited if your income exceeds a certain level. Tax-free withdrawals are available after a five-year holding period, provided you are over 59-1/2, a first time homebuyer, or satisfy other requirements.

                                  EDUCATION IRA
This account allows you to contribute a maximum of $500 each year, the returns on which generally are tax free when used to fund certain higher education expenses of a child. Your contributions are not tax deductible. Your ability to invest in an Education IRA may be limited if your income exceeds a certain level.

                                RETIREMENT PLANS

A number of retirement plan options are available for small- to mid-size businesses. Contact Columbia at 1-800-547-1037, extension 2115 for further information.

                             DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
Each Fund distributes to shareholders its net investment income and net realized capital gains. Net investment income (income from dividends, interest and any net realized short-term capital gains) and net long-term capital gains (gains realized on the sale of a security by a Fund) are distributed as follows:

--------------------------------------------------------------------------------
INCOME AND CAPITAL GAINS DISTRIBUTIONS
--------------------------------------------------------------------------------
                                 NET INVESTMENT               NET REALIZED LONG-
FUND                             INCOME                       TERM CAPITAL GAINS

Growth Fund                      Declared and paid            Normally declared
International Stock Fund         in December                  and paid in
Special Fund                                                  December
Small Cap Fund
--------------------------------------------------------------------------------

Common Stock Fund                Declared and paid each       Normally declared
Real Estate Equity Fund          calendar quarter             and paid in
Balanced Fund                                                 December
--------------------------------------------------------------------------------
U.S. Government                  Declared daily and           Normally declared
 Securities Fund                 paid monthly                 and paid in
Fixed Income                                                  December
 Securities Fund
National Municipal
 Bond Fund
Oregon Municipal
 Bond Fund
High Yield Fund
--------------------------------------------------------------------------------
Money Market Fund                Declared and paid daily      Declared and paid
                                                              in December (if
                                                              any)

Unless you elect to receive your distributions in cash, income and capital gain distributions will be reinvested in additional shares on the dividend payment date.

TAX EFFECT OF DISTRIBUTIONS

SHAREHOLDERS OF FUNDS OTHER THAN MUNICIPAL BOND FUNDS.
Distributions from the Funds are taxable unless a shareholder is exempt from federal or state income taxes or the investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long a shareholder has been invested in the Fund and whether distributions are reinvested or taken as cash.

--------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


In general, distributions are taxable as follows:

--------------------------------------------------------------------------------
TAXABILITY OF DISTRIBUTIONS
--------------------------------------------------------------------------------
TYPE OF DISTRIBUTION                    TAXABLE AT

Dividend Income                         Ordinary Income Rate
--------------------------------------------------------------------------------
Short-Term Capital Gains                Ordinary Income Rate
--------------------------------------------------------------------------------
Long-Term Capital Gains                 20% or 10% (depending on
                                        whether you are in the
                                        28% or 15% tax bracket)

[SIDENOTE:]
Distributions by the Columbia stock funds will consist primarily of capital gains, and distributions by the Columbia bond funds and the Money Market Fund will consist primarily of ordinary income.

Distributions by the Columbia stock funds will consist primarily of capital gains, and distributions by the Columbia bond funds and the Money Market Fund will consist primarily of ordinary income. In January, the Funds will send shareholders information detailing the net investment income and capital gains distributed in the prior year.

"BUYING A DIVIDEND." If you buy shares of a Fund before it pays a distribution, you will pay the full price of the shares and receive a portion of the purchase price back in the form of a taxable distribution. The Fund's NAV and your cost basis in the purchased shares is reduced by the amount of the distribution. The impact of this tax result is most significant when shares are purchased shortly before an annual distribution of capital gains or other income. This tax result is extremely unlikely in the case of the Money Market Fund, which distributes its net investment income daily and has few or no capital gains.

SHAREHOLDERS OF MUNICIPAL BOND FUNDS.
FEDERAL TAXES. A substantial portion of the net investment income distributed by the Municipal Bond Funds will be tax-exempt interest and will not be includible in a shareholder's gross income for federal income tax purposes. A portion of net income distributed by these Funds may, however, be taxable as ordinary income to the extent the distribution represents taxable interest received from sources other than municipal bonds or taxable accrued market discount on the sale or redemption of municipal bonds. Additionally, even though shareholders generally will not be taxed on distributions of tax-exempt interest, to the extent these Funds have net capital gains, shareholders will be taxed on the gain at the applicable capital gains rate.

STATE INCOME TAXES.

NATIONAL MUNICIPAL BOND FUND: Distributions from this Fund may be exempt from the income tax of a state, if the distributions are derived from tax-exempt interest paid on the municipal securities of that state or its political subdivisions. Those distributions may not be exempt from another state's income tax, however. In addition, distributions derived from capital gains generally will be subject to state income tax. Shareholders of the National Municipal Bond Fund should consult their tax advisors regarding whether any portion of distributions received from that Fund is exempt from state income tax, because exemption may depend upon whether the shareholder is an individual, whether the individual is subject to tax in any given state, the residence of the individual, and the particular state tax treatment of mutual funds.


OREGON MUNICIPAL BOND FUND: Individuals, trusts, and estates will not pay Oregon personal income tax on distributions from the Oregon Municipal Bond Fund that are derived from tax-exempt interest paid on the municipal securities of the State of Oregon, its political subdivisions and certain other issuers (including Puerto Rico and Guam). However, individuals, trusts, and estates that are subject to Oregon personal income tax are generally subject to Oregon personal income tax on distributions derived from other types of income received by the Oregon Municipal Bond Fund, including capital gains. Furthermore, it is expected that corporations subject to the Oregon corporation excise or income tax will be subject to that tax on the income from the Fund, including income that is exempt for federal purposes.

TAXABILITY OF TRANSACTIONS
The sale of Fund shares or the exchange of Fund shares for shares of another Fund is considered a taxable event that may produce a gain or loss. Shareholders are responsible for any tax liabilities generated by their transactions.

       ---------------------------------------------------------------
          Local taxes are beyond the scope of this discussion. This section provides only a brief summary of tax information related to the Funds. You should consult your tax professional about the tax consequences of investing in the Funds.
       ---------------------------------------------------------------

--------------------------------------------------------------------------------
MORE ABOUT THE FUNDS
--------------------------------------------------------------------------------


      MORE ABOUT THE FUNDS
---------------------------------------

This section contains additional information about the risks and types of securities in which the Funds will principally invest. For a more detailed description of each Fund and its investment strategy, please request a copy of the Funds' Statement of Additional Information.

PORTFOLIO SECURITIES
INTERNATIONAL STOCK FUND.

The Fund intends to invest principally in the equity securities of companies located in the following countries: Argentina, Australia, Brazil, Canada, Finland, France, Germany, Hong Kong, India, Ireland, Italy, Japan, Korea, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand, and the United Kingdom. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks and securities that carry the right to buy common stocks. Although the Fund intends to invest primarily in companies located outside the United States, it is permitted to invest up to 35% of its total assets in U.S. companies, and it is more likely to do that when it believes foreign market or economic conditions or trends in currency exchange rates favor domestic securities.

Most of the securities held by the Fund will be denominated in foreign currencies. This means that the value of the securities will be affected by changes in the exchange rate between the U.S. dollar and foreign currencies.
In managing currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Fund will only enter into forward contracts for hedging and not for purposes of speculation. Under normal market conditions, no more than 25 percent of the Fund's assets may be committed to currency exchange contracts.

SPECIAL FUND.
Although the Special Fund intends to invest primarily in small- to mid-cap companies, it may invest in larger companies when Columbia believes they offer comparable capital appreciation opportunities or to stabilize the Fund's portfolio. Columbia will constantly monitor economic conditions to determine the appropriate percentage of the Fund's assets that will be invested in small- to mid-cap companies.

The Fund may also invest in securities convertible into or exercisable for common stock (including preferred stock, warrants, and debentures) and certain options and financial futures contracts.

SMALL CAP FUND.
The Fund will invest, under normal conditions, at least 65% of the value of its total assets in common stocks, or in securities convertible into common stocks, of small-cap companies. Securities convertible into common stock may include both debt securities and preferred stock. The Fund may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants.

There is no minimum aggregate market valuation for a company to be considered an appropriate investment for the Fund. The Fund may also invest up to 35% of its net assets in the securities of large-cap companies when their stocks offer capital appreciation potential that is generally comparable to small-cap securities.

REAL ESTATE EQUITY FUND.

The Fund will invest a substantial portion of its assets in REITs. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

REITs are generally classified as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT, which invests the majority of its assets directly in real properties -- such as shopping centers, malls, multi-family housing, and commercial properties -- derives its income primarily from rents and lease payments. An equity REIT can also realize capital gains by selling properties that have appreciated in value. A mortgage REIT, which invests the majority of its assets in real estate mortgages, derives its income primarily from interest payments. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs.

The Fund may invest up to 35% of its total net assets in equity securities of companies outside the real estate industry and in non-convertible debt securities. Investments outside the real estate industry will consist primarily of securities of companies whose products and services are related to the real estate industry. These may include manufacturers and distributors of building supplies, financial institutions that make or service mortgages, or companies with substantial real estate assets relative to their stock market valuations, such as certain retailers and railroads. The Fund will only invest in "investment-grade" debt securities.

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MORE ABOUT THE FUNDS
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FIXED INCOME SECURITIES FUND AND BALANCED FUND.
The Fixed Income Securities Fund and the Balanced Fund may invest in a variety of debt securities such as bonds, debentures, notes, equipment trust certificates, and short-term obligations (those having maturities of 12 months or less), such as prime commercial paper and bankers' acceptances, domestic certificates of deposit, obligations of or guaranteed by the U.S. Government and its agencies and instrumentalities, mortgage-backed certificates, mortgage-backed securities and other similar securities representing ownership in a pool of loans.

Mortgage-backed securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities).

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported with various credit enhancements such as pool insurance, guarantees issued by governmental entities, a letter of credit from a bank or senior/subordinated structures.

The Funds will usually invest some portion of their assets in collateralized mortgage obligations ("CMOs") issued by U.S. agencies or instrumentalities or in privately issued CMOs that carry an investment-grade rating. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a mortgage pass-through, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. A Fund will only invest in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

Each Fund is permitted to invest in asset-backed securities, subject to the Fund's rating and quality requirements. Through the use of trusts and special purpose subsidiaries, various types of assets, including home equity and automobile loans and credit card and other types of receivables, as well as purchase contracts, financing leases and sales agreements entered into by municipalities, are being securitized in pass-through structures similar to the mortgage pass-through structures described above.

MUNICIPAL BOND FUNDS.

While each of the Funds attempts to invest 100% of its assets in tax-free municipal securities, each Fund may invest up to 20% of its assets in securities that pay taxable interest. In such circumstances, the Fund will invest in obligations of the U.S. Government or its agencies or instrumentalities; obligations of U.S. banks (including certificates of deposit, bankers' acceptances and letters of credit) that are members of the Federal Reserve System and that have capital surplus and undivided profits as of the date of their most recent published financial statements in excess of $100 million; commercial paper rated Prime 1 by Moody's, A-1 or better by S&P, or if not rated, issued by a company that, at the time of investment by the Fund, has an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; and repurchase agreements for any of these types of investments. The Funds may also invest in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which is generally exempt from state income taxes.

TEMPORARY INVESTMENTS.
Under adverse market conditions, each Fund (other than Columbia Daily Income Company) may depart from its principal investment strategies by taking defensive positions in response to adverse economic or market conditions. When a Fund assumes a temporary defensive position, it generally will not invest in securities designed to achieve its investment goal.

PORTFOLIO TURNOVER.
Each Fund generally intends to purchase securities for long-term investment rather than short-term gains. When circumstances warrant, however, a Fund may sell securities without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund's transaction costs, including brokerage commissions. To the extent

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MORE ABOUT THE FUNDS
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short-term trades result in gains on securities held one year or less, shareholders will be subject to taxes on these gains at ordinary income rates. See "Information about Your Investment, DISTRIBUTIONS AND TAXES." Historical portfolio turnover rates are shown under "Financial Highlights" in the description of each Fund at the beginning of this Prospectus.

[SIDENOTE:]
Interest rate risk refers to the possibility that the net asset value of the fixed income portfolios may decline due to an increase in interest rates. [GRAPHIC]

MORE ABOUT RISKS
This section provides more information about the risks of investing in the Funds, which you should consider before you invest.

REITs.

The Real Estate Equity Fund will, and the other Stock Funds as part of their principal investment strategy may, invest in REITs. Investment in REITs carries with it many of the same risks associated with direct ownership in real estate. In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent upon management skills, may not be diversified, and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. In addition, a REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. If a borrower or lessee defaults, a REIT may experience delays in enforcing its rights as mortgagee or lessor and may incur substantial costs associated with protection of its investments.


INTEREST RATE RISK.
Interest rate risk refers to the possibility that the net asset value of the fixed income portfolios may decline due to an increase in interest rates.


When interest rates go up, the value of a bond fund's portfolio will likely decline because fixed income securities in the portfolio are paying a lower interest rate than what investors could obtain in the current market. When interest rates go down, the value of a bond fund's portfolio will likely rise, because fixed income securities in the portfolio are paying a higher interest rate than newly issued fixed income securities. The amount of change in the value of a bond fund's portfolio depends upon several factors, including the maturity date of the fixed income securities in the portfolio. In general, fixed income securities with longer maturities are more sensitive to interest rate changes than securities with shorter maturities. To compensate for the higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

CREDIT RISK.
The fixed income securities in the Funds' portfolios are subject to credit risk. Credit risk refers to the possibility that the issuer of a bond may fail to make timely payments of interest or principal. Other than the High Yield Fund and, to a small extent, the Fixed Income Securities Fund, which both may invest in non-investment grade securities, the Funds will only invest in investment-grade fixed income securities. Investment-grade securities are those issued by the U.S. Government, its agencies, and instrumentalities, as well as those rated as shown below by the following rating agencies:


--------------------------------------------------------------------------------
INVESTMENT-GRADE SECURITIES
--------------------------------------------------------------------------------
RATING AGENCY               LONG-TERM           SHORT-TERM
                            DEBT SECURITY       DEBT SECURITY
Standard & Poor's (S&P)     At least BBB        At least A-3 or SP-2
--------------------------------------------------------------------------------
Moody's Investors
Service, Inc. (Moody's)     At least Baa        AT least Prime-3 or MIG 4/VMIG4
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The Funds may also invest in securities unrated by these agencies if Columbia determines the security to be of equivalent investment quality to an investment grade security. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for higher-rated bonds. Discussion concerning the risks of investing in non-investment grade bonds can be found in the description of the High Yield Fund. In addition, the ratings of securities provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See the Statement of Additional Information for a complete discussion of bond ratings.


ZERO-COUPON SECURITIES.
The High Yield Fund intends to invest in lower-rated debt securities structured as zero-coupon securities. A zero-coupon security has no

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MORE ABOUT THE FUNDS
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cash-coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Zero-coupon securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

MORTGAGE RELATED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). Mortgage related securities and CMOs are subject to risks relating to cash flow uncertainty; that is, the risk that actual prepayment on the underlying mortgages will not correspond to the prepayment rate assumed by the Fund (prepayment risk). Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce their growth potential. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgage and expose the Fund to a lower rate of return on reinvestment. To the extent that mortgage-backed securities are held by the Fund, the prepayment right of mortgages may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.



ALTERNATIVE MINIMUM TAX.
If you are subject to the federal alternative minimum tax, you should be aware that up to 10% of each of the Municipal Bond Funds' net assets may be invested in debt securities, the interest on which is subject to the alternative minimum tax.


CONCENTRATION RISK.
The Oregon Municipal Bond Fund is "non-diversified," which means that it may invest a greater percentage of its assets in the securities of a single issuer. As a result, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

FOR YOUR INFORMATION
You can find additional information on the Funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS.

While the Prospectus describes the Funds' potential investments, these reports detail the Funds' actual investments as of the report date. The reports include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected Fund performance during the reporting period.


STATEMENT OF ADDITIONAL INFORMATION ("SAI").
The SAI supplements the Prospectus and contains further information about each Fund and its investment restrictions, risks and policies.

A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus. You can get free copies of the current annual/semiannual report and SAI, request other information, and discuss your questions about the Funds by contacting the Funds at:

             COLUMBIA FUNDS
             1301 S.W. Fifth Avenue
             Portland, Oregon  97201
             Telephone:  Portland (503) 222-3606
                         Nationwide 1-800-547-1707
                         www.columbiafunds.com




Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Funds are also on the SEC's Internet site at http://www.sec.gov; copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's e-mail address of publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:  811-6341 (CCSF)
                  811-1449 (CGF)
                  811-7024 (CISF)
                  811-4362 (CSF)
                  811-7671 (CSCF)
                  811-8256 (CREF)
                  811-6338 (CBF)
                  811-4842 (CUSG)
                  811-3581 (CFIS)
                  811-7832 (CNBF)
                  811-3983 (CMBF)
                  811-7834 (CHYF)
                  811-2507 (CDIC)

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                                     [LOGO]

                                 COLUMBIA FUNDS
              -- 1301 S.W. FIFTH AVENUE, PORTLAND, OREGON 97201 --



                                 -- DIRECTORS --
        ----------------------------------------------------------------
                                 JAMES C. GEORGE
                              J. JERRY INSKEEP, JR.
                               THOMAS R. MACKENZIE
                              RICHARD L. WOOLWORTH


                            -- INVESTMENT ADVISOR --
        ----------------------------------------------------------------
                        COLUMBIA FUNDS MANAGEMENT COMPANY
                             1300 S.W. SIXTH AVENUE
                             PORTLAND, OREGON 97201


                               -- LEGAL COUNSEL --
        ----------------------------------------------------------------
                                 STOEL RIVES LLP
                        900 S.W. FIFTH AVENUE, SUITE 2300
                           PORTLAND, OREGON 97204-1268


                          -- INDEPENDENT ACCOUNTANTS --
        ----------------------------------------------------------------
                           PRICEWATERHOUSECOOPERS LLP
                       1300 S.W. FIFTH AVENUE, SUITE 3100
                             PORTLAND, OREGON 97201


                              -- TRANSFER AGENT --
        ----------------------------------------------------------------
                             COLUMBIA TRUST COMPANY
                             1301 S.W. FIFTH AVENUE
                             PORTLAND, OREGON 97201







                FUNDS DISTRIBUTED BY PROVIDENT DISTRIBUTORS, INC.

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                                                                      Part A-II



                                    [GRAPHIC]



                              COLUMBIA SPECIAL FUND
                              ---------------------

                                   ----------
                                   PROSPECTUS
                                   ----------







                                FEBRUARY 22, 2000
                                -----------------

                                FEBRUARY 22, 2000

                                   PROSPECTUS

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                                TABLE OF CONTENTS
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Introduction
         A Team Approach to Investing
         Risk of Investing in Mutual Funds
         Stock Fund Investing
         Columbia Special Fund
Management
         Columbia Investment Team
Investor Services
         Buying or Selling Shares
         Exchanging Shares
         Important Fund Policies
         Distributions and Taxes
More About the Fund
         Portfolio Securities
Annual Report



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

of Content

INTRODUCTION

This Prospectus is designed for use by participants of employee benefit plans and provides important information about investing in Columbia Special Fund, Inc. (the "Fund") by describing the following:

-        [icon] Goal and Strategy
-        [icon] Investment Risks
-        [icon] Who Should Invest
-        [icon] Historical Performance
-        [icon] Expenses
-        [icon] Financial Highlights

For additional information about the strategies and risks of the Fund, please refer to "More About the Fund" in the back of this Prospectus.



A TEAM APPROACH TO INVESTING
Columbia takes a unique approach to investing, where the Fund is managed using the expertise of the entire investment team. Through this team effort, individual analysts and portfolio managers have responsibility for tracking specific sectors or industries of the market, identifying securities within those areas that are expected to reward shareholders.

As part of its active management, Columbia's investment team meets twice weekly to review and discuss the dynamics of the overall investment and economic environment. This evaluation leads to the development of broad investment themes, which create a framework for industry and stock selection. Themes are based on the review and discovery of changes in the environment that may not yet be widely recognized or understood by the rest of the investment community. This approach to investment management is often referred to as "top down, sector rotation."


Once particular industries and market sectors are identified for emphasis, securities within the targeted industry or sector are recommended based on fundamental and technical analysis. This involves a bottom-up review of individual companies, where the team looks at such factors as financial condition, quality of management, industry dynamics, earnings growth, profit margins, sales trends, and price/earnings and price/book ratios. In the small-cap and mid-cap sectors, such analysis is critical to uncovering companies whose products or services are offering a competitive advantage.

RISK OF INVESTING IN MUTUAL FUNDS
Mutual funds are not bank deposits and are not insured or endorsed by any bank, government agency or the FDIC. The value of your investment will likely fluctuate. Because you could lose money by investing in the Fund, please be sure to read all the risk disclosure carefully before investing. The description of the Fund contains a discussion of investment risks.


STOCK FUND INVESTING
Stock funds invest principally in the stocks of public companies. Companies sell shares of stock to help finance their business. Returns on stocks are earned through a combination of dividends paid on each share and any increase or decrease in the market price of the shares. The smaller the market capitalization of a company, generally the less likely it will pay dividends. That's because companies with a small market capitalization tend to use excess earnings to help fund growth. There are three generally accepted categories for market capitalization of U.S. companies, which is the total value of a company's outstanding stock. As of the date of this Prospectus, LARGE-CAP generally refers to companies with $9 billion or more in outstanding stock, MID-CAP is considered to have approximately $2 to $9 billion and SMALL-CAP is considered to have less than $2 billion.


Generally, stock fund returns fluctuate more than bond and money market fund returns, but stocks historically have offered investors the most long-term growth. A stock fund varies in its level of risk or volatility, depending upon the types and average market capitalization of the stocks it holds. As a general rule, the smaller a company's market cap, the more volatile its stock price is likely to be.


COLUMBIA SPECIAL FUND


GOAL AND STRATEGY
The Fund seeks significant capital appreciation by investing in a portfolio of stocks that is considered more volatile than the S&P 500. The Fund intends to invest primarily in small-and mid-cap companies, but also may invest in special situations such as initial public offerings ("IPOS"); companies that may benefit from technological or product developments or new management; and companies involved in tender offers, leveraged buy-outs or mergers.


INVESTMENT RISKS
This Fund has stock market risk, which means the stocks held by the Fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. You could lose money as a result of your investment.

The small- and mid-cap stocks held by the Fund are subject to greater risk than large-cap stocks because:
Their issuers may have limited operating histories, fewer financial resources, and inexperienced management, and may depend on a small number of products or services. Small- and mid-cap stocks may have low trading volumes, making it difficult to sell a security or resulting in erratic or abrupt price movements.


Special situations have risk because they often involve major corporate changes and, thus, present a high degree of uncertainty as to market effect.


WHO SHOULD INVEST?
This Fund is appropriate for:
-   Long-term, aggressive growth investors
- Those looking to diversify their large-cap stock portfolios with small- and mid-cap stock investments
-   Those willing to accept substantial price fluctuations


HISTORICAL PERFORMANCE
The bar chart below illustrates how the Fund's total return has varied from year to year, while the table compares Fund performance over time to the S&P MidCap 400 Index, an unmanaged index generally considered representative of the U.S. market for mid-cap stocks, and to the Russell 2000 Index, an unmanaged index generally considered representative of the market for small domestic stocks. This information may help provide an indication of the Fund's risks and potential rewards. All figures assume the reinvestment of dividends. Past performance cannot guarantee future results.

Year-By-Year Return As of 12/31 Each Year
Bar chart
-------------------------
           CSF
-------------------------
1999       36.33%
-------------------------
1998       16.64%
-------------------------
1997       12.64%
-------------------------
1996       13.07%
-------------------------
1995       29.53%
-------------------------
1994       2.29%
-------------------------
1993       21.68%
-------------------------
1992       13.70%
-------------------------
1991       50.46%
-------------------------
1990       -12.39%
-------------------------


Best Quarter:                                 4Q '99        37.43%
Worst Quarter:                                3Q '90       -29.31%
----------------------------------------------------------------------


Average Annual Total Returns As Of 12/31/99


                                  1 Year       5 Years       10 Years
-----------------------------------------------------------------------
Columbia Special Fund             36.33%       21.28%        17.21%
S&P Midcap 400 Index              14.72%       23.05%        17.32%
Russell 2000 Index                21.26%       16.69%        13.40%


EXPENSES
[icon]
As a Columbia shareholder, you pay no transaction fees such as sales loads or redemption and exchange fees when you buy or sell shares. The table below describes the annual expenses you may pay when you hold Fund shares.

--------------------------------------------------------------------------------
    Fee Table

    ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
    ARE PAID OUT OF FUND ASSETS)
             Management Fees                                           0.91%
             Distribution and/or Service (12b-1) Fees                  None
             Other Expenses                                            0.18%

                               Total Annual Fund Operating Expenses    1.09%

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This is a hypothetical example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual cost may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming: 1) a 5% annual return, 2) the Fund's operating expenses remain the same, 3) you redeem all your shares at the end of the periods shown, and 4) all distributions are reinvested.

1 Year                3 Years           5 Years           10 Years
-----------------------------------------------------------------------
$111                  $347              $601              $1,329

0 Years

                          [ICON] FINANCIAL HIGHLIGHTS


This table will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your Fund investment increased or decreased during each period, assuming reinvested dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, has audited this information. Their report, along with the Fund's financial statements, are included in the Fund's annual report, which follows this Prospectus, starting on page 11.


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                                               COLUMBIA SPECIAL FUND, INC
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                                                            1999            1998            1997            1996           1995
                                                        -------------   -------------   -------------   -------------  -------------
NET ASSET VALUE, BEGINNING OF YEAR......................    $  23.62        $  20.26        $  19.85        $  21.44       $  18.69
                                                        -------------   -------------   -------------   -------------  -------------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss).......................       (0.16)          (0.03)           0.01          (0.06)           0.03

     Net realized and unrealized gains on investments...        8.74            3.40            2.50            2.85           5.45
                                                        -------------   -------------   -------------   -------------  -------------

              Total from investment operations..........        8.58            3.37            2.51            2.79           5.48
                                                        -------------   -------------   -------------   -------------  -------------



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                                               COLUMBIA SPECIAL FUND, INC
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                                                            1999            1998            1997            1996           1995
                                                        -------------   -------------   -------------   -------------  -------------
LESS DISTRIBUTIONS:
      Dividends from net investment income..............           -          (0.01)               -               -         (0.02)

      Distributions from capital gains..................      (2.27)          (0.00) *        (2.10)          (4.38)         (2.71)
                                                        -------------   -------------   -------------   -------------  -------------

              Total distributions.......................      (2.27)          (0.01)          (2.10)          (4.38)         (2.73)
                                                        -------------   -------------   -------------   -------------  -------------


NET ASSET VALUE, END OF YEAR............................    $  29.93        $  23.62        $  20.26        $  19.85       $  21.44
                                                        =============   =============   =============   =============  =============

TOTAL RETURN............................................      36.33%          16.64%          12.64%          13.07%         29.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)..................   $ 918,322        $969,359      $1,249,718      $1,585,284     $1,384,415
Ratio of expenses to average net assets.................       1.09%           1.03%           0.98%           0.94%          0.98%


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                                               COLUMBIA SPECIAL FUND, INC
------------------------------------------------------------------------------------------------------------------------------------
                                                            1999            1998            1997            1996           1995
                                                        -------------   -------------   -------------   -------------  -------------
Ratio of net investment income (loss)
  to average net assets.................................     (0.64)%         (0.09)%           0.04%         (0.29)%          0.16%
Portfolio turnover rate.................................        135%            135%            166%            150%           183%

*  Amount represents less than $0.01 per share.

MANAGEMENT





The Fund's investment adviser is Columbia Funds Management Company ("Columbia"), P.O. Box 1350, Portland, Oregon 97207-1350. Columbia is responsible for managing the Fund's portfolio and its business affairs, subject to oversight by the Fund's Board of Directors. Columbia or its predecessor has acted as an investment adviser since 1967.



For the year ended December 31, 1999, the investment advisory fee paid to Columbia by the Fund, expressed as a percentage of net assets, was 0.91%.


COLUMBIA INVESTMENT TEAM

Columbia's Investment Team is responsible for developing investment themes and strategies for the Fund. Thomas L. Thomsen is President, Chief Investment Officer and a Director of Columbia and supervises the Team's activities. Prior to joining Columbia in 1978, Mr. Thomsen was a Senior Investment Officer for the Treasury Department of the State of Oregon (1974-1978) and a Fixed Income Portfolio Manager for First National Bank of Oregon (1969-1973).


Since 1998, Richard J. Johnson has been responsible for implementing and maintaining the investment themes and strategies developed by the Team, while adhering to the specific goal and strategy of the Fund. A Vice President of Columbia and a Chartered Financial Analyst, Mr. Johnson joined Columbia in 1994. Previously, he served as a Portfolio Manager and Analyst at Provident Investment Counsel (1990-1994). A 1980 graduate of Occidental College, Mr. Johnson received a Master of Business Administration degree from the Anderson School of Management at UCLA in 1990.



PERSONAL TRADING
Members of the Investment Team and other employees of the Fund or Columbia are permitted to trade securities for their own or family accounts, subject to the rules of the Code of Ethics adopted by the Fund and Columbia. The rules that govern personal trading by investment personnel are based on the principle that employees have a fiduciary duty to conduct their trades in a manner that is not detrimental to the Fund or its shareholders. For more information on the Code of Ethics and specific trading restrictions, see the Fund's Statement of Additional Information.


INVESTOR SERVICES

This section is designed to acquaint you with the different services and policies associated with an investment in the Fund.




BUYING OR SELLING SHARES
Shares of the Fund offered by this Prospectus are available through your employer retirement plan. Your plan administrator or employee benefits office can provide you with information about how to buy and sell shares of the Fund.






EXCHANGING SHARES
Your retirement plan may permit you to exchange your investment in shares of the Fund for shares of another Fund in the Columbia Family of Funds or for shares of another option available under the plan. See your plan administrator or employee benefits office for details on the rules in your plan governing exchanges.


IMPORTANT FUND POLICIES



HOW SHARES ARE PRICED.
All purchases, redemptions and exchanges will be processed at the net asset value ("NAV") next calculated after your request is received and accepted by the Fund. The Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time).



Shares will only be priced on days that the NYSE is open for trading. The NAV of the Fund is calculated by subtracting the Fund's liabilities from its assets and dividing the result by the number of outstanding shares. The Fund uses market prices in valuing portfolio securities. Securities for which market quotations are not available will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors of the Fund. Debt securities with remaining maturities of less than 60 days will generally be valued based on amortized cost, which approximates market value.


DISTRIBUTIONS AND TAXES


INCOME AND CAPITAL GAINS DISTRIBUTIONS.
The Fund distributes to shareholders its net investment income and net realized capital gains. Net investment income (income from dividends, interest and any net realized short-term capital gains) is declared and paid in December, and net realized long-term capital gains (gains realized on the sale of a security by the Fund) are declared and paid in December. Participants in employer-sponsored retirement plans must reinvest all distributions.


TAX EFFECT OF DISTRIBUTIONS

SHAREHOLDERS OF THE FUND.

Distributions from the Fund are generally not taxable to shareholders who purchase Fund shares through an employer-sponsored retirement plan. Instead, the distributions will accumulate in your retirement plan account on a tax-deferred basis, and taxes normally will be paid when you make withdrawals from your account. Please consult your plan administrator for more information about the tax consequences of making purchases or withdrawals through your employer-sponsored retirement plan.


TAXABILITY OF TRANSACTIONS.
If you purchase your Fund shares through an employer-sponsored retirement plan account, the exchange of Fund shares for another investment fund available under your plan will generally not result in any taxable income. Shareholders are responsible for any tax liabilities generated by their transactions.



State and local taxes are beyond the scope of this discussion. This section provides only a brief summary of tax information related to the Fund. You should consult your tax professional or plan administrator about the tax consequences of investing in the Fund and your retirement plan.


MORE ABOUT THE FUND

This section contains additional information about the Fund and its risks. For a more detailed description of the Fund and its investment strategy and risks, please request a copy of the Fund's Statement of Additional Information.



PORTFOLIO SECURITIES
Although the Fund intends to invest primarily in small- to mid-cap companies, it may invest in larger companies when Columbia believes they offer comparable capital appreciation opportunities or to stabilize the Fund's portfolio. Columbia will constantly monitor economic conditions to determine the appropriate percentage of the Fund's assets that will be invested in small- to mid-cap companies.

The Fund may also invest into securities convertible into or exercisable for common stock (including preferred stock, warrants, and debentures) and certain options and financial futures contracts.

TEMPORARY INVESTMENTS.
Under adverse market conditions, the Fund may depart from its principal investment strategies by taking defensive positions in response to adverse economic or market conditions. When the Fund assumes a temporary defensive position, it generally will not invest in securities designed to achieve its investment goal.


PORTFOLIO TURNOVER.
The Fund generally intends to purchase securities for long-term investment rather than short-term gains. When circumstances warrant, however, the Fund may sell securities without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase the Fund's transaction costs, including brokerage commissions. Historical portfolio turnover rates for the Fund are shown under "Financial Highlights" in the description of the Fund at the beginning of this Prospectus.

FOR YOUR INFORMATION
You can find additional information about the Fund in the following documents:



ANNUAL AND SEMIANNUAL REPORTS.
While the Prospectus describes the Fund's potential investments, these reports detail the Fund's actual investments as of the report date. The reports also include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected the Fund's performance during the reporting period.



STATEMENT OF ADDITIONAL INFORMATION ("SAI").
The SAI supplements the Prospectus and contains further information about the Fund and its investment restrictions, risks and polices.


A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus. A copy of the Fund's annual report is attached to this Prospectus. You can get additional free copies of the current annual/semiannual report and copies of the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:


                                    COLUMBIA FUNDS
                                    1301 S.W. Fifth Avenue
                                    Portland, Oregon  97201
                                    Telephone:       Portland (503) 222-3606
                                                     Nationwide 1-800-547-1707
                                                     www.columbiafunds.com



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Fund are also on the SEC's Internet site at http://www.sec.gov; copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's e-mail address of publicinfo@gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:  811-4362
--------------------------

--------------------------------------------------------------------------------
                           AN OVERVIEW OF THE MARKETS
--------------------------------------------------------------------------------

A LOOK BACK AT 1999
In 1999, the stock market soared and the U.S. economy showed unfailing strength. The stock market's gains were dominated by the impressive performance of the technology and telecommunications sectors in the U.S., which drove the technology-heavy NASDAQ Index up more than 85% for the year. A strong fourth quarter rally brought the returns of both the S&P 500 and Russell 2000 Indices to over 21% for 1999.

However, index returns hide a wide divergence in the performance of individual stocks. Stellar price increases occurred among a few names, mostly technology related. In fact, the average stock in the S&P 500, excluding technology, gained only 2% in 1999, while the largest 30 stocks accounted for 87% of the Index's performance for the year. In addition to technology, media, telecommunications, retail and basic industry stocks fared well. Losers in 1999 included the food and drug group, banks, insurance companies, transportation and electric utilities.

In 1998, policy-makers worldwide slashed interest rates to thwart a global downturn. Economic growth prospects seemed uncertain -- particularly in Asian economies -- and emerging markets remained in turmoil. In just a year, however, the landscape shifted. In the last half of 1999, economists repeatedly upgraded GDP forecasts worldwide, leading to strong performance in international stocks; Morgan Stanley's EAFE Index gained more than 27% for the year.

In the bond market, broad market indices lost ground in 1999. The Federal Reserve raised the target fed funds rate a total of 0.75% in three moves during the year, entirely reversing cuts made in 1998. Interest rates increased between 1.4% and 1.8% across maturities in 1999, and 30-year Treasury bonds suffered returns of -15.0%, after earning more than 18.0% in 1998. The Lehman Aggregate Bond Index finished the year down 0.82%, as earned income did not offset price depreciation in an environment of rising interest rates. In contrast, high yield debt saw income partially offset price declines in 1999, with the Salomon
BB Index (an index measuring the performance of high yield bonds) up 2.24%.

MARKET OUTLOOK
While the global economy should enjoy a healthy start to the year 2000, higher domestic market volatility, as well as uncertainty about inflation and interest rates, may continue to worry investors.

In the year 2000, opportunities may come from companies that conduct business overseas, whether they are based in the U.S. or abroad. Additionally, signs of market broadening suggest that selected smaller cap names in high growth industries deserve investor attention. Equity managers will also face the important question of how to treat the high-flying technology sector.

Although tentative signs of slowing economic growth are surfacing, a strong stock market has buoyed consumer confidence. Retail sales and housing have declined in recent months, but they remain at historically high levels. Record-setting home sales have contributed to demand for furniture and appliances, and vehicle sales remain robust. The interest rate hikes of 1999 seem to have hardly impacted economic strength. With strong consumer demand persisting through the end of 1999, any hint of rising inflation could provoke Fed action. This unsettled inflation outlook may keep interest rates near present levels or trending higher early in 2000.

The shrinking unemployment rate is central to the Fed's inflation concerns. December's 4.1% reading was the lowest since January 1970, and there are fears that the U.S. is running out of workers. Although labor markets are becoming tight, neither wages nor prices have moved higher. Consumer price inflation, excluding the volatile energy and food components, is

--------------------------------------------------------------------------------
                           AN OVERVIEW OF THE MARKETS
--------------------------------------------------------------------------------

only 2.1%: near a 33-year low. One reason for the lack of inflation pressures, despite unemployment declines, has been the technology-led rise in productivity in recent years. In addition, the competitive nature of many world markets, even with rising costs of inputs, may inhibit companies from raising prices to final buyers, thereby keeping inflation contained.

                           UNEMPLOYMENT RATE DECLINES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             UNEMPLOYMENT RATE %
          Jan-70             3.9
          Feb-70             4.2
          Mar-70             4.4
          Apr-70             4.6
          May-70             4.8
          Jun-70             4.9
          Jul-70               5
          Aug-70             5.1
          Sep-70             5.4
          Oct-70             5.5
          Nov-70             5.9
          Dec-70             6.1
          Jan-71             5.9
          Feb-71             5.9
          Mar-71               6
          Apr-71             5.9
          May-71             5.9
          Jun-71             5.9
          Jul-71               6
          Aug-71             6.1
          Sep-71               6
          Oct-71             5.8
          Nov-71               6
          Dec-71               6
          Jan-72             5.8
          Feb-72             5.7
          Mar-72             5.8
          Apr-72             5.7
          May-72             5.7
          Jun-72             5.7
          Jul-72             5.6
          Aug-72             5.6
          Sep-72             5.5
          Oct-72             5.6
          Nov-72             5.3
          Dec-72             5.2
          Jan-73             4.9
          Feb-73               5
          Mar-73             4.9
          Apr-73               5
          May-73             4.9
          Jun-73             4.9
          Jul-73             4.8
          Aug-73             4.8
          Sep-73             4.8
          Oct-73             4.6
          Nov-73             4.8
          Dec-73             4.9
          Jan-74             5.1
          Feb-74             5.2
          Mar-74             5.1
          Apr-74             5.1
          May-74             5.1
          Jun-74             5.4
          Jul-74             5.5
          Aug-74             5.5
          Sep-74             5.9
          Oct-74               6
          Nov-74             6.6
          Dec-74             7.2
          Jan-75             8.1
          Feb-75             8.1
          Mar-75             8.6
          Apr-75             8.8
          May-75               9
          Jun-75             8.8
          Jul-75             8.6
          Aug-75             8.4
          Sep-75             8.4
          Oct-75             8.4
          Nov-75             8.3
          Dec-75             8.2
          Jan-76             7.9
          Feb-76             7.7
          Mar-76             7.6
          Apr-76             7.7
          May-76             7.4
          Jun-76             7.6
          Jul-76             7.8
          Aug-76             7.8
          Sep-76             7.6
          Oct-76             7.7
          Nov-76             7.8
          Dec-76             7.8
          Jan-77             7.5
          Feb-77             7.6
          Mar-77             7.4
          Apr-77             7.2
          May-77               7
          Jun-77             7.2
          Jul-77             6.9
          Aug-77               7
          Sep-77             6.8
          Oct-77             6.8
          Nov-77             6.8
          Dec-77             6.4
          Jan-78             6.4
          Feb-78             6.3
          Mar-78             6.3
          Apr-78             6.1
          May-78               6
          Jun-78             5.9
          Jul-78             6.2
          Aug-78             5.9
          Sep-78               6
          Oct-78             5.8
          Nov-78             5.9
          Dec-78               6
          Jan-79             5.9
          Feb-79             5.9
          Mar-79             5.8
          Apr-79             5.8
          May-79             5.6
          Jun-79             5.7
          Jul-79             5.7
          Aug-79               6
          Sep-79             5.9
          Oct-79               6
          Nov-79             5.9
          Dec-79               6
          Jan-80             6.3
          Feb-80             6.3
          Mar-80             6.3
          Apr-80             6.9
          May-80             7.5
          Jun-80             7.6
          Jul-80             7.8
          Aug-80             7.7
          Sep-80             7.5
          Oct-80             7.5
          Nov-80             7.5
          Dec-80             7.2
          Jan-81             7.5
          Feb-81             7.4
          Mar-81             7.4
          Apr-81             7.2
          May-81             7.5
          Jun-81             7.5
          Jul-81             7.2
          Aug-81             7.4
          Sep-81             7.6
          Oct-81             7.9
          Nov-81             8.3
          Dec-81             8.5
          Jan-82             8.6
          Feb-82             8.9
          Mar-82               9
          Apr-82             9.3
          May-82             9.4
          Jun-82             9.6
          Jul-82             9.8
          Aug-82             9.8
          Sep-82            10.1
          Oct-82            10.4
          Nov-82            10.8
          Dec-82            10.8
          Jan-83            10.4
          Feb-83            10.4
          Mar-83            10.3
          Apr-83            10.2
          May-83            10.1
          Jun-83            10.1
          Jul-83             9.4
          Aug-83             9.5
          Sep-83             9.2
          Oct-83             8.8
          Nov-83             8.5
          Dec-83             8.3
          Jan-84               8
          Feb-84             7.8
          Mar-84             7.8
          Apr-84             7.7
          May-84             7.4
          Jun-84             7.2
          Jul-84             7.5
          Aug-84             7.5
          Sep-84             7.3
          Oct-84             7.4
          Nov-84             7.2
          Dec-84             7.3
          Jan-85             7.4
          Feb-85             7.2
          Mar-85             7.2
          Apr-85             7.3
          May-85             7.2
          Jun-85             7.3
          Jul-85             7.4
          Aug-85             7.1
          Sep-85             7.1
          Oct-85             7.2
          Nov-85               7
          Dec-85               7
          Jan-86             6.7
          Feb-86             7.2
          Mar-86             7.1
          Apr-86             7.2
          May-86             7.2
          Jun-86             7.2
          Jul-86               7
          Aug-86             6.9
          Sep-86               7
          Oct-86               7
          Nov-86             6.9
          Dec-86             6.7
          Jan-87             6.6
          Feb-87             6.6
          Mar-87             6.5
          Apr-87             6.4
          May-87             6.3
          Jun-87             6.2
          Jul-87             6.1
          Aug-87               6
          Sep-87             5.9
          Oct-87               6
          Nov-87             5.9
          Dec-87             5.8
          Jan-88             5.8
          Feb-88             5.7
          Mar-88             5.6
          Apr-88             5.5
          May-88             5.6
          Jun-88             5.4
          Jul-88             5.4
          Aug-88             5.6
          Sep-88             5.4
          Oct-88             5.3
          Nov-88             5.4
          Dec-88             5.3
          Jan-89             5.4
          Feb-89             5.2
          Mar-89             5.1
          Apr-89             5.2
          May-89             5.2
          Jun-89             5.4
          Jul-89             5.3
          Aug-89             5.2
          Sep-89             5.3
          Oct-89             5.3
          Nov-89             5.3
          Dec-89             5.3
          Jan-90             5.3
          Feb-90             5.3
          Mar-90             5.3
          Apr-90             5.4
          May-90             5.3
          Jun-90             5.3
          Jul-90             5.5
          Aug-90             5.6
          Sep-90             5.7
          Oct-90             5.7
          Nov-90             5.9
          Dec-90             6.1
          Jan-91             6.2
          Feb-91             6.5
          Mar-91             6.7
          Apr-91             6.6
          May-91             6.8
          Jun-91             6.9
          Jul-91             6.8
          Aug-91             6.8
          Sep-91             6.8
          Oct-91             6.9
          Nov-91             6.9
          Dec-91             7.1
          Jan-92             7.1
          Feb-92             7.3
          Mar-92             7.3
          Apr-92             7.3
          May-92             7.4
          Jun-92             7.7
          Jul-92             7.6
          Aug-92             7.6
          Sep-92             7.5
          Oct-92             7.4
          Nov-92             7.3
          Dec-92             7.3
          Jan-93             7.3
          Feb-93             7.1
          Mar-93               7
          Apr-93             7.1
          May-93             7.1
          Jun-93               7
          Jul-93             6.9
          Aug-93             6.8
          Sep-93             6.7
          Oct-93             6.8
          Nov-93             6.6
          Dec-93             6.5
          Jan-94             6.7
          Feb-94             6.6
          Mar-94             6.5
          Apr-94             6.4
          May-94               6
          Jun-94             6.1
          Jul-94             6.1
          Aug-94             6.1
          Sep-94             5.9
          Oct-94             5.8
          Nov-94             5.6
          Dec-94             5.4
          Jan-95             5.6
          Feb-95             5.5
          Mar-95             5.4
          Apr-95             5.7
          May-95             5.6
          Jun-95             5.6
          Jul-95             5.7
          Aug-95             5.7
          Sep-95             5.7
          Oct-95             5.5
          Nov-95             5.6
          Dec-95             5.6
          Jan-96             5.7
          Feb-96             5.5
          Mar-96             5.5
          Apr-96             5.5
          May-96             5.5
          Jun-96             5.3
          Jul-96             5.4
          Aug-96             5.2
          Sep-96             5.2
          Oct-96             5.2
          Nov-96             5.3
          Dec-96             5.3
          Jan-97             5.3
          Feb-97             5.3
          Mar-97             5.1
          Apr-97               5
          May-97             4.7
          Jun-97               5
          Jul-97             4.7
          Aug-97             4.9
          Sep-97             4.7
          Oct-97             4.7
          Nov-97             4.6
          Dec-97             4.7
          Jan-98             4.5
          Feb-98             4.6
          Mar-98             4.6
          Apr-98             4.3
          May-98             4.3
          Jun-98             4.5
          Jul-98             4.5
          Aug-98             4.5
          Sep-98             4.5
          Oct-98             4.5
          Nov-98             4.4
          Dec-98             4.3
          Jan-99             4.3
          Feb-99             4.4
          Mar-99             4.2
          Apr-99             4.3
          May-99             4.2
          Jun-99             4.3
          Jul-99             4.3
          Aug-99             4.2
          Sep-99             4.2
          Oct-99             4.1
          Nov-99             4.1
          Dec-99             4.1


U.S. economic growth should moderate in 2000 as pricing pressures increase and as higher interest rates and oil prices work through the economy. The Fed raised rates .25% on February 2, and the market expects it to raise its target rate further in the months ahead. Interest rates and inflation will likely trend upward until the economic expansion moderates. Nevertheless, we believe the economy is fundamentally sound, and that the Fed's vigilance has enhanced the likelihood of a prolonged environment of low inflation, high employment and improving productivity.

INVESTMENT STRATEGY

In our stock funds, we are focusing on companies with the strongest future earnings prospects. Emphasis on the trends underlying our investment themes, particularly Baby Boomer Spending and Technology Age, continue to influence core stock selection. We also look for companies that could benefit from global economic growth, higher productivity and strong competitive positions. Opportunities remain in international and smaller cap issues.

Although interest rates may rise before trending lower, we believe bond yields have reached attractive levels. Long-term U.S. Treasury yields are at about 6.5% and higher yields are available in other fixed income sectors. Many high yield securities currently offer exceptional value, and we believe this sector is important to a diversified fixed income portfolio.

As always, Columbia's goal is to structure the Fund's portfolio to generate consistent, above-average performance in all types of investment environments. To help you evaluate how the Fund performed in 1999, the following pages contain a summary of the Fund's investment activity. You'll find a recap of the Fund's strategy and a comparison to relevant benchmarks. Unlike the Fund, the benchmark indices are not actively managed and incur no operating expenses, portfolio transaction costs or cash flows.

As always, we appreciate your continued confidence, and look forward to serving your investment needs in the months and years to come.


THE INVESTMENT TEAM
COLUMBIA FUNDS
FEBRUARY 2000

                                INVESTMENT REVIEW
--------------------------------------------------------------------------------

---------------------------                           --------------------------
                           -- COLUMBIA SPECIAL FUND --
                           ---------------------------


For the year ended December 31, 1999, Columbia Special Fund gained 36.33%, surpassing the 14.72% gain of the S&P MidCap 400 Index and the 21.26% gain for the Russell 2000 over the same period. A fourth quarter return of 37.43% was the best quarterly performance for the Fund since its November 1985 inception.

 TOP TEN HOLDINGS

                                             % of Net Assets
BEA Systems, Inc.                                        4.5
Univision Communications, Inc. (Class A)                 2.7
Ciena Corp.                                              2.4
Young & Rubicam, Inc.                                    2.2
Clear Channel Communications, Inc.                       2.2
Cytyc Corp.                                              2.1
Genentech, Inc.                                          2.0
LSI Logic Corp.                                          1.8
ASM Lithography Holding N.V.                             1.7
QLogic Corp.                                             1.7

 AS OF DECEMBER 31, 1999

The Fund began the year under difficult market conditions as rising interest rates and negative earnings revisions led investors to the perceived security and liquidity of larger cap names. Portfolio returns improved in the second quarter as news of global economic recovery shifted the market's bias from large cap stocks to more economically sensitive issues and aggressive growth stocks. In addition, a substantial restructuring of the portfolio initiated in late 1998 and early 1999 began to help Fund performance. Defensive holdings, such as grocery stores and health care, were replaced with more aggressive growth stocks, such as technology and energy, which became two of the Fund's most profitable sectors.

A volatile third quarter dragged performance into negative territory, although the Fund did outperform its benchmark due to increased weightings in strong growth issues. The technology sector buoyed performance as semiconductor stocks continued to shine and new software positions fared well. Retail, restaurant and health care -- with the exception of biotech stocks -- hurt third quarter performance.

             SECTORS OF EMPHASIS

                               % of Net Assets
Technology                                39.9
Business & Consumer
 Services                                 21.4
Consumer Staples                          10.5
Consumer Cyclical                          9.4
Utilities                                  8.4

  AS OF DECEMBER 31, 1999

In the fourth quarter, technology stocks continued to lead the market's growth, and the Fund benefited from increased exposure to the sector. The Fund emphasized companies generating earnings through the sale of Internet equipment and infrastructure, such as BEA Systems, whose value increased by approximately 300% during the quarter. An emphasis on business and consumer services also lifted Fund performance. Ad agency Young and Rubicam, Inc., for example, was up over 60% for the quarter. Biotech stocks contributed to the Fund's fourth quarter returns with solid performance from companies like Cytyc Corp. and Genentech.

As of December 31, the Fund was diversified across 97 holdings with an average market capitalization of $8.5 billion.

                        GROWTH OF $10,000 OVER 10 YEARS

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
  AS OF DECEMBER 31, 1999

                         S&P
                        MIDCAP     RUSSELL
             CSF         400        2000
1 Year      36.33%      14.72%     21.26%
5 Years     21.28%      23.05%     16.69%
10 Years    17.21%      17.32%     13.40%

                                    [GRAPH]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE S&P MIDCAP 400 IS AN UNMANAGED INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE U.S. MARKET FOR MID-CAP STOCKS. THE S&P MIDCAP 400 WILL REPLACE THE RUSSELL 2000 AS THE SPECIAL FUND'S BENCHMARK INDEX BECAUSE THE MIDCAP INDEX IS MORE REPRESENTATIVE OF THE TYPES OF STOCKS HELD BY THE FUND. THE RUSSELL 2000 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE MARKET FOR SMALL, DOMESTIC STOCKS.

--------------------------------------------------------------------------------
                        COLUMBIA SPECIAL FUND, INC.
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 1999

                                                             SHARES               VALUE
                                                          ---------         --------------
COMMON STOCKS (96.9%)
BASIC INDUSTRIES & MANUFACTURING (2.1%)
MATERIALS (1.4%)
CONSOLIDATED PAPERS, INC.                                   257,800         $    8,201,263
SOUTHDOWN, INC.                                              80,000              4,130,000
                                                                            --------------
                                                                                12,331,263
                                                                            --------------
PACKAGING (0.7%)
LONGVIEW FIBRE CO.                                          465,000              6,626,250
                                                                            --------------

TOTAL BASIC INDUSTRIES & MANUFACTURING                                          18,957,513
                                                                            --------------
BUSINESS & CONSUMER SERVICES (21.4%)
BROADCASTING (9.0%)
ADELPHIA COMMUNICATIONS CORP.  (CLASS A) *                  120,000              7,875,000
AT&T CORP. - LIBERTY MEDIA GROUP  (CLASS A) *               160,000              9,080,000
CLEAR CHANNEL COMMUNICATIONS, INC. *                        231,463             20,658,073
INFINITY BROADCASTING CORP.  (CLASS A) *                    220,000              7,961,250
SPANISH BROADCASTING SYSTEM, INC.  (CLASS A) *              320,000             12,880,000
UNIVISION COMMUNICATIONS, INC.  (CLASS A) *                 240,000             24,525,000
                                                                            --------------
                                                                                82,979,323
                                                                            --------------
ENTERTAINMENT (0.5%)
INSIGHT COMMUNICATIONS, INC. *                              150,000              4,443,750
                                                                            --------------
POLLUTION CONTROL (0.4%)
CUNO, INC. *                                                210,000              4,347,656
                                                                            --------------
PUBLISHING & ADVERTISING (2.6%)
READER'S DIGEST ASSOCIATION, INC.  (CLASS A)                100,000              2,925,000
YOUNG & RUBICAM, INC.                                       292,000             20,659,000
                                                                            --------------
                                                                                23,584,000
                                                                            --------------

SERVICES (8.9%)
AMDOCS LTD. *                                               434,100             14,976,450
APOLLO GROUP, INC. *                                        200,800              4,028,550
CENDANT CORP. *                                             400,000             10,625,000
CONCORD EFS, INC. *                                         430,000             11,072,500
CSG SYSTEMS INTERNATIONAL, INC. *                           171,286              6,830,029
FISERV, INC. *                                              347,300             13,305,931
KEANE, INC. *                                               187,000              5,937,250
VERIO, INC. *                                               315,000             14,549,063
                                                                            --------------
                                                                                81,324,773
                                                                            --------------

TOTAL BUSINESS & CONSUMER SERVICES                                             196,679,502
                                                                            --------------

                 See Accompanying Notes to Financial Statements

                                       12


--------------------------------------------------------------------------------
                        COLUMBIA SPECIAL FUND, INC.
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                             SHARES               VALUE
                                                          ---------         --------------
CONSUMER CYCLICAL  (9.4%)
HOTELS & GAMING (0.8%)
HARRAH'S ENTERTAINMENT, INC. *                              265,500         $    7,019,156
                                                                            --------------
RESTAURANTS (1.4%)
OUTBACK STEAKHOUSE, INC. *                                  508,200             13,181,438
                                                                            --------------
RETAIL (7.2%)
ANNTAYLOR STORES CORP. *                                    166,000              5,716,625
BED, BATH & BEYOND, INC. *                                  383,100             13,312,725
BEST BUY CO., INC. *                                         77,750              3,902,078
DOLLAR TREE STORES, INC. *                                  205,000              9,929,688
JONES APPAREL GROUP, INC. *                                 118,500              3,214,312
LIMITED, INC.                                               225,930              9,785,593
MILLER (HERMAN), INC.                                        50,000              1,150,000
STAPLES, INC. *                                             196,800              4,083,600
TANDY CORP.                                                  45,300              2,228,194
WILLIAMS-SONOMA, INC. *                                     286,500             13,179,000
                                                                            --------------
                                                                                66,501,815
                                                                            --------------

TOTAL CONSUMER CYCLICAL                                                         86,702,409
                                                                            --------------

CONSUMER STAPLES (10.5%)
FOOD & DRUG RETAIL (0.3%)
WEBVAN GROUP, INC. *                                        190,400              3,141,600
                                                                            --------------

HEALTH CARE (6.1%)
ALZA CORP. *                                                134,100              4,643,212
ELAN CORP. PLC ADR *                                        100,000              2,950,000
GENENTECH, INC. *                                           134,000             18,023,000
PE CORP-PE BIOSYSTEMS GROUP                                  75,000              9,023,438
SEROLOGICALS CORP. *                                        366,800              2,200,800
SHIRE PHARMACEUTICALS GROUP PLC ADR *                       235,000              6,844,375
TENET HEALTHCARE CORP. *                                    289,100              6,793,850
TRANSKARYOTIC THERAPIES, INC. *                             151,200              5,821,200
                                                                            --------------
                                                                                56,299,875
                                                                            --------------

MEDICAL DEVICES (4.1%)
CHIRON CORP. *                                              180,000              7,627,500
CYTYC CORP. *                                               315,500             19,265,219
RESMED, INC. *                                              250,000             10,437,500
                                                                            --------------
                                                                                37,330,219
                                                                            --------------

TOTAL CONSUMER STAPLES                                                          96,771,694
                                                                            --------------

                 See Accompanying Notes to Financial Statements

                                       13

                                                             SHARES               VALUE
                                                          ---------         --------------
ENERGY (4.8%)
EXPLORATION & PRODUCTION (1.8%)
APACHE CORP.                                                270,400         $    9,987,900
DEVON ENERGY CORP.                                          200,000              6,575,000
                                                                            --------------
                                                                                16,562,900
                                                                            --------------

OIL SERVICES (3.0%)
BJ SERVICES CO. *                                           112,200              4,691,363
NABORS INDUSTRIES, INC. *                                   486,700             15,057,281
NOBLE DRILLING CORP. *                                      230,600              7,552,150
                                                                            --------------
                                                                                27,300,794
                                                                            --------------

TOTAL ENERGY                                                                    43,863,694
                                                                            --------------
FINANCIAL (0.4%)
BANKS
FIRST SECURITY CORP.                                        145,000              3,702,031
                                                                            --------------
TECHNOLOGY (39.9%)
COMPUTERS (4.4%)
AMERICAN POWER CONVERSION CORP. *                           500,000             13,187,500
EXTREME NETWORKS, INC. *                                     75,000              6,262,500
SANDISK CORP. *                                              85,000              8,181,250
SEAGATE TECHNOLOGY, INC. *                                  152,300              7,091,469
SYCAMORE NETWORKS, INC. *                                    17,200              5,297,600
                                                                            --------------
                                                                                40,020,319
                                                                            --------------
DATA SERVICES (0.1%)
JUNIPER NETWORKS, INC. *                                      3,500              1,190,000
                                                                            --------------
SEMICONDUCTORS (15.1%)
ALTERA CORP. *                                              146,200              7,246,037
AMKOR TECHNOLOGY, INC. *                                    493,900             13,952,675
ASM LITHOGRAPHY HOLDING N.V. *                              139,100             15,822,625
BROADCOM CORP. *                                             25,000              6,809,375
CYPRESS SEMICONDUCTOR CORP. *                               330,000             10,683,750
FLEXTRONICS INTERNATIONAL LTD. *                            245,400             11,288,400
LAM RESEARCH CORP. *                                         85,000              9,482,812
LSI LOGIC CORP. *                                           243,300             16,422,750
NATIONAL SEMICONDUCTOR CORP. *                              227,300              9,731,281
QLOGIC CORP. *                                               98,700             15,779,663
TEKTRONIX, INC.                                             245,300              9,536,038
TERADYNE, INC. *                                            185,000             12,210,000
                                                                            --------------
                                                                               138,965,406
                                                                            --------------
                 See Accompanying Notes to Financial Statements

                                       14

                                                             SHARES               VALUE
                                                          ---------         --------------
SOFTWARE ( 13.3%)
BEA SYSTEMS, INC. *                                         585,600         $   40,955,400
BMC SOFTWARE, INC. *                                         25,000              1,998,438
CITRIX SYSTEMS, INC. *                                      101,600             12,496,800
EDWARDS, J.D. & CO. *                                       281,200              8,400,850
LYCOS, INC. *                                                60,000              4,773,750
MACROMEDIA, INC. *                                          130,000              9,506,250
OPENTV CORP. *                                               14,000              1,123,500
REDBACK NETWORKS, INC. *                                     74,400             13,206,000
SYNOPSYS, INC. *                                            150,700             10,059,225
VERITAS SOFTWARE CORP. *                                     52,500              7,514,062
VIGNETTE CORP. *                                             76,200             12,420,600
                                                                            --------------
                                                                               122,454,875
                                                                            --------------

TELECOMMUNICATIONS EQUIPMENT (7.0%)
3COM CORP. *                                                150,000              7,050,000
ADC TELECOMMUNICATIONS, INC. *                              125,000              9,070,313
ADVANCED FIBRE COMMUNICATIONS, INC. *                       125,000              5,585,938
CIENA CORP. *                                               383,800             22,068,500
E-TEK DYNAMICS, INC. *                                       55,100              7,417,837
NEXT LEVEL COMMUNICATIONS, INC. *                            20,000              1,497,500
SCIENTIFIC-ATLANTA, INC.                                    128,900              7,170,062
TELLABS, INC. *                                              61,200              3,928,275
                                                                            --------------
                                                                                63,788,425
                                                                            --------------

TOTAL TECHNOLOGY                                                               366,419,025
                                                                            --------------
UTILITIES (8.4%)
ELECTRIC & NATURAL GAS (1.1%)
AES CORP. *                                                 135,000             10,091,250
                                                                            --------------
TELECOMMUNICATIONS SERVICES (7.3%)
CENTURYTEL, INC.                                            126,800              6,007,150
COVAD COMMUNICATIONS GROUP, INC. *                          150,000              8,390,625
GLOBAL TELESYSTEMS GROUP, INC. *                            335,000             11,599,375
INFONET SERVICES CORP. (CLASS B) *                          245,000              6,431,250
MCLEODUSA, INC. (CLASS A) *                                 185,000             10,891,875
METROMEDIA FIBER NETWORK, INC. *                            219,000             10,498,312
VOICESTREAM WIRELESS CORP. *                                 90,400             12,865,050
                                                                            --------------
                                                                                66,683,637
                                                                            --------------

TOTAL UTILITIES                                                                 76,774,887
                                                                            --------------

TOTAL COMMON STOCKS
(COST $562,574,458)                                                            889,870,755
                                                                            --------------

                 See Accompanying Notes to Financial Statements

                                       15

                                                          SHARES OR
                                                          PRINCIPAL
                                                           AMOUNT                VALUE
                                                          ---------         --------------
CONVERTIBLE PREFERRED STOCK ( 0.2%)
TELECOMMUNICATIONS EQUIPMENT
NANOVATION TECHNOLOGIES, INC. (PRIVATE PLACEMENT) *
(COST $2,164,275)                                           144,285         $    2,164,275
                                                                            --------------

REPURCHASE AGREEMENT (3.9%)
    J.P. MORGAN SECURITIES, INC.
      5.527% DATED 12/31/1999,
     DUE 01/03/2000 IN THE
     AMOUNT OF $35,328,213.
     COLLATERALIZED BY
     U.S. TREASURY INFLATION INDEX NOTES
     3.375% to 3.875% DUE  01/15/2007 to 01/15/2009,
     (COST $35,322,865)                                 $35,322,865             35,322,865
                                                                            --------------

TOTAL INVESTMENTS (101.0%)
(COST $600,061,598)                                                            927,357,895


OTHER ASSETS LESS LIABILITIES (-1.0%)                                          (9,035,903)
                                                                            --------------

TOTAL NET ASSETS (100.0%)                                                   $  918,321,992
                                                                            --------------
                                                                            --------------

*Non income producing


                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                           COLUMBIA SPECIAL FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 1999


ASSETS:
  Investments at cost ...................................................      $ 600,061,598
  Investments at cost - federal income tax purposes .....................      $ 601,668,445
  Investments at value ..................................................      $ 927,357,895
  Receivable for:
    Investments sold ....................................................          5,602,915
    Capital stock sold ..................................................          1,299,131
    Interest ............................................................            203,516
    Dividends ...........................................................            104,524
                                                                            -----------------
  Total assets ..........................................................        934,567,981
                                                                            -----------------

LIABILITIES:
  Payable for:
    Investments purchased ...............................................         11,705,368
    Capital stock redeemed ..............................................          1,896,705
    Distributions .......................................................          1,716,199
    Investment management fees ..........................................            658,229
    Accrued expenses ....................................................            269,488
                                                                            -----------------
  Total liabilities .....................................................         16,245,989
                                                                            -----------------

NET ASSETS ..............................................................      $ 918,321,992
                                                                            -----------------
                                                                            -----------------

NET ASSETS consist of:
    Paid-in capital .....................................................      $ 483,906,950
    Undistributed net realized gain from investment transactions ........        107,118,745
    Unrealized appreciation on investments ..............................        327,296,297
                                                                            -----------------

NET ASSETS ..............................................................      $ 918,321,992
                                                                            -----------------
                                                                            -----------------

SHARES OF CAPITAL STOCK OUTSTANDING .....................................         30,686,574
                                                                            -----------------
                                                                            -----------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ................            $ 29.93
                                                                            -----------------
                                                                            -----------------


                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                           COLUMBIA SPECIAL FUND, INC.
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1999

NET INVESTMENT INCOME:

      Income:
          Dividends ...............................................................           $ 1,867,507
          Interest ................................................................             1,641,320
                                                                                      --------------------
              Total income ........................................................             3,508,827
                                                                                      --------------------

      Expenses:
          Investment management fees ..............................................             7,081,977
          Transfer agent fees and expenses ........................................               904,070
          Postage, printing, and other ............................................               231,084
          Shareholder servicing fees ..............................................               143,430
          Custodian fees ..........................................................                55,232
          Legal, insurance and audit fees .........................................                47,624
          Registraton and filing fees .............................................                25,219
          Directors' fees .........................................................                 7,251
                                                                                      --------------------
              Total expenses ......................................................             8,495,887

          Fees paid indirectly ....................................................                (6,715)
                                                                                      --------------------

              Net expenses ........................................................             8,489,172
                                                                                      --------------------

      Net investment loss .........................................................            (4,980,345)
                                                                                      --------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

      Net realized gain from investment transactions ..............................           202,258,383

      Change in net unrealized appreciation or depreciation on investments ........            38,703,738
                                                                                      --------------------

      Net realized and unrealized gain on investments .............................           240,962,121
                                                                                      --------------------

NET INCREASE RESULTING FROM OPERATIONS ............................................         $ 235,981,776
                                                                                      --------------------
                                                                                      --------------------


                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                           COLUMBIA SPECIAL FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31


                                                                                     1999                     1998
                                                                             ---------------------    ---------------------
Operations:
      Net investment loss .................................................          $ (4,980,345)              $ (927,264)

      Net realized gain (loss) from investment transactions ...............           202,258,383                 (544,655)

      Change in net unrealized appreciation or depreciation
         on investments ...................................................            38,703,738              150,392,854
                                                                             ---------------------    ---------------------

      Net increase resulting from operations ..............................           235,981,776              148,920,935

Distributions to shareholders:
      From net investment income ..........................................                     -                 (254,898)
      In excess of net investment income ..................................                     -                 (230,229)
      From net realized gain from investment transactions .................           (64,905,812)                       -

Net capital share transactions ............................................          (222,112,863)            (428,794,714)
                                                                             ---------------------    ---------------------

Net decrease in net assets ................................................           (51,036,899)            (280,358,906)

NET ASSETS:
      Beginning of year ...................................................           969,358,891            1,249,717,797
                                                                             ---------------------    ---------------------

      End of year .........................................................         $ 918,321,992            $ 969,358,891
                                                                             ---------------------    ---------------------
                                                                             ---------------------    ---------------------


                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES


Columbia Special Fund, Inc., (the "Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end diversified investment company. The Fund is one of thirteen funds of the Columbia Funds.


Following is a summary of significant accounting policies, in conformity with generally accepted cacounting principles, which are consistently followed by the Fund in the preparation of its financial statements.


INVESTMENT VALUATION. Equity securities are valued based on the last sales prices reported by the principal securities exchanges on which the investments are traded or, in the absence of recorded sales, at the closing bid prices on such exchanges or over-the-counter markets. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Directors of the Fund.


REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.


INVESTMENT TRANSACTIONS. Investment transactions are accounted for as of the date the investments are purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.


INVESTMENT INCOME AND EXPENSES. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis and the Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses of the Columbia Funds. Expenses for "fees paid indirectly" reflect earnings credits on uninvested cash balances used to reduce the fund's custodian charges.


USE OF ESTIMATES. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income and distributions from any net realized gains are generally declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Directors in accordance with federal income tax regulations.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner which results in no tax to the Fund. Therefore, no federal income or excise tax provision is required.



Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, deferral of losses from wash sales, and post-October losses. For the year ended December 31, 1999, the Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes, utilized $1,021,462 in capital loss carryovers from prior years and designated $72,890,550 as long-term gains.



AFFILIATED ISSUERS. Under the Investment Company Act of 1940, as amended, an issuer is an "affiliated issuer" of a Fund if the Fund holds 5% or more of that issuer's outstanding voting securities or is held under common control. As of December 31, 1999, the Fund did not hold any investments in such affiliated issuers. The Fund, as of December 31, 1998, held the following affiliated issuers which were subsequently sold during the year ended December 31, 1999:
800,000 shares of Abercrombie & Fitch Co., 1,240,000 shares of AnnTaylor Stores Corp., 500,000 shares of Resmed, Inc., and 860,000 shares of Vans, Inc. During the year ended December 31, 1999, there were no further purchases or additions of affiliated issuers.



NOTE 2 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES



The amounts of fees and expenses described below are shown on the Fund's statement of operations.



Columbia Funds Management Company (CFMC) manages the Fund and Columbia Trust Company (CTC) is the transfer and shareholder servicing agent. CFMC and CTC are indirect wholly owned subsidiaries of Fleet Boston Corporation, a publicly owned multi-bank holding company registered under the Bank Holding Company Act of 1956.



Investment management fees were paid by the Fund to CFMC. The fee is equal to an annual rate of 1% of the first $500 million and 0.75 of 1% in excess of $500 million.



Directors' fees and expenses were paid directly by the Fund to directors having no affiliation with the Fund other than in their capacity as directors. Other officers and directors received no compensation from the Fund.



Transfer agent fees were paid by the Fund to CTC for services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The Fund also reimburse CTC for certain direct shareholder servicing and accounting costs.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



NOTE 3 - INVESTMENT TRANSACTIONS



Aggregate purchases, sales and maturities, net realized gains and net unrealized appreciation (depreciation) on investments, excluding short-term investments, as of and for the year ended December 31, 1999 were as follows:



PURCHASES:
     Investment securities......................................................                    $ 1,018,386,841
                                                                                                 -------------------
                                                                                                 -------------------

SALES AND MATURITIES:
     Investment securities......................................................                    $ 1,314,583,624
                                                                                                 -------------------
                                                                                                 -------------------

NET REALIZED GAINS:
     Investment securities......................................................                     $  202,258,383
                                                                                                 -------------------
                                                                                                 -------------------

UNREALIZED APPRECIATION (DEPRECIATION) FOR FEDERAL INCOME TAX PURPOSES:
     Appreciation...............................................................                     $  333,133,983

     Depreciation...............................................................                        (7,444,533)
                                                                                                 -------------------
     Net unrealized appreciation................................................                     $  325,689,450
                                                                                                 -------------------
                                                                                                 -------------------



NOTE 4 - CAPITAL STOCK ACTIVITY



                                                                                  1999                   1998
                                                                          -------------------    -------------------
SHARES:
     Shares sold................................................                   8,091,686             15,749,843

     Shares issued for reinvestment of distributions............                   2,110,467                 19,697
                                                                          -------------------    -------------------

                                                                                  10,202,153             15,769,540

     Shares redeemed............................................                (20,554,037)           (36,402,850)
                                                                          -------------------    -------------------
     Net decrease in shares.....................................                (10,351,884)           (20,633,310)
                                                                          -------------------    -------------------
                                                                          -------------------    -------------------

AMOUNTS:
     Sales......................................................              $  189,699,087         $  326,466,750
     Reinvestment of dividends..................................                  63,166,278                465,243
                                                                          -------------------    -------------------
                                                                                 252,865,365            326,931,993


     Redemptions................................................               (474,978,228)          (755,726,707)
                                                                          -------------------    -------------------
     Net decrease...............................................             $ (222,112,863)        $ (428,794,714)
                                                                          -------------------    -------------------
                                                                          -------------------    -------------------

     Capital stock authorized (shares)..........................                 100,000,000

     Par value..................................................             $          0.01

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Columbia Special Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Special Fund, Inc. (the
Fund) at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP
Portland, Oregon
February 4, 2000

                                                                        Part B-I

--------------------------------------------------------------------------------

                        COLUMBIA COMMON STOCK FUND, INC.
                           COLUMBIA GROWTH FUND, INC.
                     COLUMBIA INTERNATIONAL STOCK FUND, INC.
                           COLUMBIA SPECIAL FUND, INC.
                          COLUMBIA SMALL CAP FUND, INC.
                     COLUMBIA REAL ESTATE EQUITY FUND, INC.
                          COLUMBIA BALANCED FUND, INC.
                 COLUMBIA U.S. GOVERNMENT SECURITIES FUND, INC.
                   COLUMBIA FIXED INCOME SECURITIES FUND, INC.
                   COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.
                    COLUMBIA OREGON MUNICIPAL BOND FUND, INC.
                         COLUMBIA HIGH YIELD FUND, INC.
                          COLUMBIA DAILY INCOME COMPANY

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 Columbia Funds
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600


         This Statement of Additional Information contains information relating to 13 mutual funds: Columbia Common Stock Fund, Inc. (the "Common Stock Fund" or "CCSF"), Columbia Growth Fund, Inc. (the "Growth Fund" or "CGF"), Columbia International Stock Fund, Inc. (the "International Stock Fund" or "CISF"), Columbia Special Fund, Inc. (the "Special Fund" or "CSF"), Columbia Small Cap Fund, Inc. (the "Small Cap Fund" or "CSCF"), Columbia Real Estate Equity Fund, Inc. (the "Real Estate Fund" or "CREF"), Columbia Balanced Fund, Inc. (the "Balanced Fund" or "CBF"), Columbia U.S. Government Securities Fund, Inc. (the "Government Bond Fund" or "CUSG"), Columbia Fixed Income Securities Fund, Inc. (the "Bond Fund" or "CFIS"), Columbia National Municipal Bond Fund, Inc. (the "National Municipal Bond Fund" or "CNMF"), Columbia Oregon Municipal Bond Fund, Inc. (the "Oregon Municipal Bond Fund" or "CMBF"), Columbia High Yield Fund, Inc. (the "High Yield Fund" or "CHYF"), and Columbia Daily Income Company (the "Columbia Daily Income Company" or "CDIC") (each a "Fund" and together the "Funds").



         This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated February 22, 2000 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to any of the Funds or by calling 1-800-547-1037.



         The Funds' most recent Annual Report to shareholders is a separate document supplied with this Statement of

Additional Information, and the financial statements, accompanying notes and report of independent accountants appearing in this Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS



Description of the Funds......................................................3
Investment Restrictions.......................................................23
Management....................................................................43
Investment Advisory and Other Fees Paid to Affiliates.........................47
Portfolio Transactions........................................................49
Capital Stock and Other Securities............................................52
Purchase, Redemption and Pricing of Shares....................................53
Custodians....................................................................57
Accounting Services and Financial Statements..................................58
Taxes.........................................................................
Yield and Performance.........................................................68
Financial Statements..........................................................71






                                February 22, 2000

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------


         Each of the Funds is an open-end, management investment company. Each Fund, other than the Oregon Municipal Bond Fund, is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment adviser for each of the Funds is Columbia Funds Management Company (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser.


INVESTMENTS HELD AND INVESTMENT PRACTICES BY THE FUNDS


         The Prospectus describes the fundamental investment objective and the principal investment strategy applicable to each Fund. Each Fund's investment objective may not be changed without shareholder approval, other than the Special Fund, which may be changed by the Fund's Board of Directors without shareholder approval upon 30 days written notice. What follows is additional information regarding securities in which a Fund may invest and investment practices in which it may engage. To determine whether a Fund purchases such securities or engages in such practices, see the chart on pages 21 and 22 of this Statement of Additional Information.


SECURITIES RATING AGENCIES


         Rating agencies are private services that provide ratings of the credit quality of fixed income securities. The following is a description of the fixed income securities ratings used by Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). Subsequent to its purchase by the Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of the security from the Fund's portfolio, but the Adviser will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio. Ratings assigned by a particular rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates.



         BOND RATINGS. MOODY'S -- The following is a description of Moody's bond ratings:

         Aaa - Best quality; smallest degree of investment risk.

         Aa - High quality by all standards.

         Aa and Aaa are known as high-grade bonds.

         A - Many favorable investment attributes; considered upper medium-grade obligations.

         Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

         Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

         B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

         S&P -- The following is a description of S&P's bond ratings:

         AAA - Highest rating; extremely strong capacity to pay principal and interest.

         AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

         A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

         Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

         BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

         B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.











         A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that a security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective is determined more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.



NON-INVESTMENT GRADE SECURITIES ("JUNK BONDS")



         Investments in securities rated below investment grade that are eligible for purchase by certain of the Funds (i.e., rated Ba or lower by Moody's or BB or lower S&P), and in particular, by the Columbia High Yield Fund, are described as "speculative" by both Moody's and S&P. Investment in lower rated corporate debt securities ("high yield securities" or "junk bonds") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.
These high yield securities are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.



         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. The Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.



         The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-trade market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.



         The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Adviser deems it in the best interest of shareholders.



BANK OBLIGATIONS

         Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer of exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposit may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.



         Bank obligations include foreign bank obligations including Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar certificates of deposits and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk and interest rate risk. Additionally, foreign bank obligations are subject to many of the same risks as investments in foreign securities (see "Foreign Equity Securities" below.) Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of Untied States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.



COMMERCIAL PAPER

         A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's, respectively.

         Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with an allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

GOVERNMENT SECURITIES

         Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

         TREASURY OBLIGATIONS. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

         OBLIGATIONS OF AGENCIES AND INSTRUMENTALITIES. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

         Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Mortgage-backed securities are sold to investors by various governmental, government-related and private organizations as further described below. A Fund may also invest in debt securities that are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.


         Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the duration of mortgage-related securities and increasing their price volatility, affecting the price volatility of a Fund's shares.


         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of a Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.


         FHLMC is a corporate instrumentality of the U.S. Government and was created in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.


         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. These issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of its issuers will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There is no assurance that the private insurers or guarantors will meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs")

         CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities, guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

         In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all pay interest currently. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         A Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

OTHER MORTGAGE-BACKED SECURITIES

         The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

OTHER ASSET-BACKED SECURITIES

         The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with a Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

         These other asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

FLOATING OR VARIABLE RATE SECURITIES

         Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90- or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by the Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

LOAN TRANSACTIONS

         Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. If made, loans of portfolio securities by a Fund will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified loan transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

         It is the view of the Staff of the SEC that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash or cash equivalents, E.G., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Board of Directors must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

         While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

OPTIONS AND FINANCIAL FUTURES TRANSACTIONS

         Certain Funds may invest up to 5% of its net assets in premiums on put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. A Fund may enter into closing transactions, exercise its options, or permit the options to expire.


         A Fund may also write call options, but only if such options are covered. A call option is covered if written on a security a Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount must be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Adviser, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. Each Fund permitted to engage in option transactions may write such options on up to 25 percent of its net assets.


         Financial futures contracts, including interest rate futures transactions, are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The investment restrictions for the Funds permitted to engage in financial futures transactions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. None of the Funds, however, intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5 percent of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. A Fund may engage in futures transactions only on commodities exchanges or boards of trade.

         A Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation. A Fund may engage in these transactions only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which a Fund will generally invest may be imperfect. It is expected nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

         Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account cash, certain U.S. government securities, or any other portfolio assets as permitted by the Securities and Exchange Commission rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular options or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the investment adviser; and (e) possible need to defer closing out certain options or futures contracts to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Code.


FOREIGN EQUITY SECURITIES



         Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, American Depository Receipts ("ADR's") and Global Depository Receipts ("GDR's"). Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income a Fund receives from its foreign investments.


         Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

         There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for a Fund to obtain or enforce a judgement against the issuers of the obligation. The Funds will normally execute their portfolio securities transactions on the principal stock exchange on which the security is traded.

         The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

         ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.

         Additional costs may be incurred in connection with a Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.


FOREIGN FIXED INCOME SECURITIES



         Foreign fixed income securities include debt securities of foreign corporate issuers, certain foreign bank obligations (see "Bank Obligations"), obligations of foreign governments or their subdivisions, agencies and instrumentalities, and obligations of supranational entities such as the World Bank, the European Investment Bank, and the Asian Development Bank. Any of these securities may be denominated in foreign currency or U.S. Dollars, or may be traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.



         The risk of investing in foreign fixed income securities are the same as the risks of investing in foreign equity securities. Additionally, investment in sovereign debt (debit issues by governments and their agencies and instrumentality) can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be available or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to the extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in while or in part.


CURRENCY CONTRACTS

         The value of a Fund invested in foreign securities will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to changes in currency exchange rates (referred to as "hedging"), a Fund may enter into forward currency exchange contracts that, in effect, lock in a rate of exchange during the period of the forward contracts. Forward contracts are usually entered into with currency traders, are not traded on securities exchanges, and usually have a term of less than one year, but can be renewed. A default on a contract would deprive a Fund of unrealized profits or force a Fund to cover its commitments for purchase or sale of currency, if any, at the market price. A Fund will enter into forward contracts only for hedging purposes and not for speculation. If required by the Investment Company Act or the Securities and Exchange Commission, a Fund may "cover" its commitment under forward contracts by segregating cash or liquid high-grade securities with a Fund's custodian in an amount not less than the current value of the Fund's total assets committed to the consummation of the contracts. Under normal market conditions, no more than 25% of the International Stock Fund's assets may be committed to the consummation of currency exchange contracts.

         A Fund may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. A Fund will use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received.

         Hedging against adverse changes in exchange rates will not eliminate fluctuation in the prices of a Fund's portfolio securities or prevent loss if the prices of those securities decline. In addition, the use of forward contracts may limit potential gains from an appreciation in the U.S. dollar value of a foreign currency. Forecasting short-term currency market movements is very difficult, and there is no assurance that short-term hedging strategies used by a Fund will be successful.

REPURCHASE AGREEMENTS


         A Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. A Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Adviser. There is no limit on the portion of a Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.


ILLIQUID SECURITIES


         "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions, except as described in the following paragraph); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.


         The International Stock Fund, the Small Cap Fund, the High Yield Fund and the Real Estate Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus exempt from that Fund's liquidity restrictions. Under the supervision of the Board of Directors of the Funds, the Adviser determines the liquidity of Rule 144A securities and, through reports from the Adviser, the Board of Directors monitor trading activity in these securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). If institutional trading in Rule 144A securities declines, a Fund's liquidity could be adversely affected to the extent it is invested in such securities.

CONVERTIBLE SECURITIES AND WARRANTS

         Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by a Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

         Warrants are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that a Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

         To the extent the High Yield Fund or the Bond Fund acquires common stock through exercise of conversion rights or warrants or acceptance of exchange or similar offers, the common stock will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with management's judgement as to the best obtainable price.

INVESTMENTS IN SMALL AND UNSEASONED COMPANIES

         Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

DOLLAR ROLL TRANSACTIONS

         "Dollar roll" transactions consist of the sale by a Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

         A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions. The Funds will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

         Dollar rolls may be treated for purposes of the Investment Company Act of 1940 (the "1940 Act") as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, the Fund foregoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decease the cost of the Fund's borrowing.

WHEN-ISSUED SECURITIES

         When-issued, delayed-delivery and forward transactions generally involve the purchase of a security with payment and delivery in the future (i.e., beyond normal settlement). A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placement and U.S. Government securities may be sold in this manner. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. A Fund may use spot and forward currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when securities are purchased or sold on a when-issued or delayed delivery basis.

ZERO-COUPON AND PAY-IN-KIND SECURITIES


         A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying accrued interest, since the last payment. Zero-coupon and pay-in-kind securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.


TEMPORARY INVESTMENTS

         When, as a result of market conditions, the Adviser determines a temporary defensive position is warranted to help preserve capital, a Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. The International Stock Fund may invest in such securities issued by entities organized in the United States or any foreign country, denominated in U.S. dollars or foreign currency. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective.

NON-DIVERSIFIED


         The Oregon Municipal Bond Fund is "non-diversified," which means that it may invest a greater percentage of its assets in the securities of a single issuer than the other Funds. Since the Fund invests in a relatively small number of issuers it is more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in the same state.

                       Securities and Investment Practices

--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
                                           CCSF         CGF        CISF          CSF        CSCF        CREF
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
Investment Grade Securities (Baa or          *           *           *            *           *          *
higher by Moody's, BBB or higher by
S&P), other than U.S. Government
obligations and municipal securities
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
Non-Investment Grade Securities              X           X           X            X           X          X
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
Domestic Bank Obligations                    *           *           *            *           *          *
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
U.S. Government Securities                   *           *           *            *           *          *
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
Mortgage-Backed Securities                  NA          NA          NA           NA          NA          NA
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
CMO's                                       NA          NA          NA           NA          NA          NA
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
Asset-Backed Securities                     NA          NA          NA           NA          NA          NA
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
Floating or Variable Rate                   NA          NA          NA           NA          NA          NA
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
Loan Transactions                            X           X           X            X           O          O
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
Options & Financial Futures                  O           O           O            O           O          O
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
Foreign Equities
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
   Developed Countries                   33.3%, O     10%, O         +        33.3%, O     25%, O      20%, O
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
   Emerging Countries                        X           X           +            X           X          X
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
   ADR's                                 33.3%, O     10%, O         +        33.3%, O     25%, O        X
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
Currency Contracts
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
   Hedging                                   O           O        25%, +          O           O          O
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
   Speculation                               X           X           X            X           X          X
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
   Spot Basis                                O           O           +            O           O          O
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
Repurchase Agreements                        *           *           *            *           *          *
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
Restricted/Illiquid (CISF, CSCF, and       5%, O       5%, O      10%, O       10%, O      10%, O      10%, O
CREF exclude 144A securities from
definition of illiquid)
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
Convertible Securities/Warrants              O           O           O            +           +          +
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
Unseasoned/less than three years           5%, O       5%, O       5%, O       10%, +      10%, +      5%, +
operating history
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
Small Companies                              O           O           O            +           +          +
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
Dollar Roll Transactions                    NA          NA          NA           NA          NA          NA
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
When-Issued Securities                       O           O           O            O           O          O
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
Foreign Fixed Income Securities             NA          NA           O           NA          NA          NA
(including Foreign Bank Obligations)
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
Zero Coupon/Pay in Kind                     NA          NA          NA           NA          NA          NA
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
Real Estate (excluding REITs)                X           X           X            X           X          X
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
REIT's                                       +           +           O            +           +          +
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------



                                       23

--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
                                           CCSF         CGF        CISF          CSF        CSCF        CREF
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
Borrowing                                  5%, *       5%, *     33.3%, *       5%, *       5%, *      5%, *
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------
Municipal Bonds                             NA          NA          NA           NA          NA          NA
--------------------------------------- ------------ ---------- ------------ ------------ ---------- -----------

+  Permitted - Part of principal investment strategy
X  Fundamental policy/not permitted
O  Permitted - Not a principal investment strategy
*  Temporary Investment or cash management purposes
%  Percentage of total or net assets that Fund may invest
NA Not an investment strategy

--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
                                           CUSG        CFIS        CMBF          CNMF        CHYF        CBF          CDIC
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
Investment Grade Securities (Baa or          O           +           O            O           O           +            NA
higher by Moody's, BBB or higher by
S&P), other than U.S. Government
obligations and municipal securities
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
Non-Investment Grade Securities             NA        10%, O        NA            NA          +         10%, O         NA
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
Domestic Bank Obligations                    *           *           *            *           *           *            +
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
Commercial Paper                             *           *           *            *           *           *            +
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
U.S. Government Securities                   +           +           *            *           *           +            +
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
Mortgage-Backed Securities                  NA           +          NA            NA          O           +            NA
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
CMO's                                       NA           +          NA            NA          O           +            NA
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
Asset-Backed Securities                     NA           +          NA            NA          O           +            NA
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
Floating or Variable Rate                   NA           +          NA            NA          O           +            NA
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
Loan Transactions                            X           O           O            X           O           X            X
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
Options & Financial Futures                  X           X           X            X           O           O            X
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
Foreign Equities
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
   Developed Countries                      NA          NA          NA            NA          NA       33.3%, O        NA
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
   Emerging Countries                       NA          NA          NA            NA          NA          X            NA
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
   ADR's                                    NA          NA          NA            NA          NA       33.3%, O        NA
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
Currency Contracts
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
   Hedging                                  NA          NA          NA            NA          NA          O            NA
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
   Speculation                              NA          NA          NA            NA          NA          X            NA
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
   Spot Basis                               NA          NA          NA            NA          NA          O            NA
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
Repurchase Agreements                        *           *           *            *           *           *            *
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
Restricted/Illiquid (CHYF excludes           X        10%, O      10%, O        10%, O      10%, O      5%, O          X
144A securities from definition of
illiquid)
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
Convertible Securities/Warrants             NA           O          NA            NA          O           O            NA
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
Unseasoned/less than three years            NA         5%, O        NA            NA        5%, +       5%, O          NA
operating history
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
Small Companies                             NA          NA          NA            NA          +           O            NA
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
Dollar Roll Transactions                     O           O          NA            NA          O           O            NA
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
When-Issued Securities                       O           O           O            O           O           O            O
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
Foreign Fixed Income Securities             NA        20%, O        NA            NA        10%, O      20%, O         NA
(including Foreign Bank Obligations)
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
Zero Coupon/Pay in Kind                     NA           O           O            O           O           O            NA
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------



                                       25

--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
                                           CUSG        CFIS        CMBF          CNMF        CHYF        CBF          CDIC
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
Real Estate (excluding REITs)                X           X           X            X           X           X            X
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
REIT's                                      NA           O          NA            NA          O           O            NA
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
Borrowing                                  5%, *       5%, *     33.3%, *      33.3%, *     5%, *       5%, *       33.3%, *
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------
Municipal Bonds                             NA           O           +            +           NA          O            NA
--------------------------------------- ------------ ---------- ------------ ------------- --------- ------------- -----------

+  Permitted - Part of principal investment strategy
X  Fundamental policy/not permitted
O  Permitted - Not a principal investment strategy
*  Temporary Investment or cash management purposes
%  Percentage of total or net assets that Fund may invest
NA Not an investment strategy

--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

         The Prospectus sets forth the investment objectives and principal investment strategies applicable to each Fund. The following is a list of investment restrictions applicable to each Fund. If a percentage limitation is adhered to at the time of an investment by a Fund, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of the restriction. A Fund may not change these restrictions without the approval of a majority of its shareholders, which means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting (if the holders of more than 50 percent of the outstanding shares are present or represented by proxy) or (ii) more than 50 percent of the outstanding shares, whichever is less.

COLUMBIA COMMON STOCK FUND, INC.

The Common Stock Fund may not:

         1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

         2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and
(b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which operate in real estate or interests therein.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

         5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 5 percent of the assets of the Fund (taken at current value) is invested in such securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the outstanding voting securities of that issuer to be held in the Fund.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

         8.  Purchase securities of other open-end investment companies.

         9.  Issue senior securities, bonds, or debentures.

         10. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

         12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         13. Invest in companies for the purpose of exercising control or management.

         14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

         15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

         16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA GROWTH FUND, INC.

The Growth Fund may not:

         1.  Buy or sell commodities or commodity contracts.

         2. Concentrate more than 25 percent of its investments in any one industry.

         3. Buy or sell real estate. (However, the Fund may buy readily marketable securities such as real estate investment trusts.)

         4. Make loans, except through the purchase of a portion of an issue of publicly distributed debt securities.

         5. Hold more than 5 percent of the voting securities of any one company.

         6. Purchase the securities of any issuer if the purchase at the time thereof would cause more than 5 percent of the assets of the Fund (taken at value) to be invested in the securities of that issuer, except U.S.
Government bonds.

         7. Purchase securities of any issuer when those officers and directors of the Fund who individually own 1/2 of 1 percent of the securities of that issuer together own 5 percent or more.

         8.  Purchase securities of other open-end investment companies.

         9.  Issue senior securities, bonds, or debentures.

         10. Underwrite securities issued by others except as it may be deemed to be an underwriter of restricted securities.

         11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks for extraordinary or emergency purposes.

         12. Invest more than 5 percent of its total assets at cost in the securities of companies which (with predecessor companies) have a record of less than three years continuous operation and equity securities which are not readily marketable.

         13. Invest in companies for purposes of control or management.

         14. Buy securities on margin or make short sales.

         15. Invest more than 5 percent of the value of its assets in securities which are subject to legal or contractual restrictions on resale or are otherwise not saleable.

         16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA INTERNATIONAL STOCK FUND, INC.

The International Stock Fund may not:

         1. Buy or sell commodities. However, the Fund may invest in futures contracts or options on such contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15, and may enter into foreign currency transactions.

         2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of its assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of its assets in securities issued or guaranteed by the United States or its agencies or instrumentalities.

         3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which operate in real estate or interests therein.

         4. Make loans to other persons, except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue and except to the extent the entry into repurchase agreements in accordance with the Fund's investment restrictions may be deemed a loan.

         5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 10 percent of the assets of the Fund (taken at current value) is invested in such securities. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the Fund and, therefore, are not subject to this investment restriction.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held by the Fund.

         7. Purchase the securities of any issuer (including any foreign government issuer) if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

         8. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3 percent of the total outstanding voting stock of such company is owned by the Fund, (ii) 5 percent of the Fund's total assets would be invested in any one such company, and (iii) 10 percent of the Fund's total assets would be invested in such securities.

         9.  Issue senior securities, bonds, or debentures.

         10. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         11. Borrow money, except temporarily for extraordinary or emergency purposes. For all amounts borrowed, the Fund will maintain an asset coverage of 300 percent. The Fund will not make any additional investments while borrowings exceed 5 percent of the Fund's total assets.

         12. Invest its funds in the securities of any company if the purchase would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         13. Invest in companies for the purpose of exercising control or management.

         14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

         15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a recognized securities association or are listed on a recognized securities or commodities exchange or similar entity.

         16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA SPECIAL FUND, INC.

The Special Fund may not:

         1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

         2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and
(b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

         5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 10 percent of the assets of the Fund (taken at current value) is invested in such securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

         8.  Purchase securities of other open-end investment companies.

         9.  Issue senior securities, bonds, or debentures.

         10. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

         12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         13. Invest in companies for the purpose of exercising control or management.

         14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

         15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

         16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA SMALL CAP FUND, INC.

         The Small Cap Fund may not:

         1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

         2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and
(b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

         5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 10 percent of the assets of the Fund (taken at current value) is invested in such securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

         8.  Purchase securities of other open-end investment companies.

         9.  Issue senior securities, bonds, or debentures.

         10. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

         12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         13. Invest in companies for the purpose of exercising control or management.

         14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to securities held by the Fund. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

         15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange. The Fund may write call options that are covered in accordance with rules established by the Securities and Exchange Commission.

         16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA REAL ESTATE EQUITY FUND, INC.

         The Real Estate Fund may not:

         1.  Buy or sell commodities or commodity futures contracts.

         2. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, that operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

         3. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of its total assets.

         4. Purchase illiquid securities, including restricted securities and repurchase agreements of more than seven days maturity, if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value and include restricted securities that are subject to legal or contractual restrictions on resale. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the Fund and, in that event, will not be subject to the above investment restriction.

         5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held in the Fund.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75% of the assets of the Fund.

         7. Purchase or retain securities of an issuer if those officers or directors of the Fund or the Adviser who individually own more than 1/2 of 1% of the outstanding securities of that issuer together own more than 5% of such securities.

         8.  Purchase securities of other open-end investment companies.

         9.  Issue senior securities, bonds, or debentures.

         10. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         11. Borrow money except as a temporary measure for extraordinary or emergency purposes. The Fund's borrowings may not exceed 5% of its gross assets valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets if the market value of such assets exceeds 10% of the gross assets, valued at cost, of the Fund.

         12. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         13. Invest in companies to exercise control or management.

         14. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

         15. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10% of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

         16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

         17. Concentrate investments in any one industry, except that the Fund will invest at least 65% of the value of its total assets in securities of companies principally engaged in the real estate industry.

COLUMBIA BALANCED FUND, INC.

The Balanced Fund may not:

         1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

         2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and
(b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

         5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 5 percent of the assets of the Fund (taken at current value) is invested in such securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the outstanding voting securities of that issuer to be held in the Fund.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

         8.  Purchase securities of other open-end investment companies.

         9.  Issue senior securities, bonds, or debentures.

         10. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

         12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         13. Invest in companies for the purpose of exercising control or management.

         14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

         15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

         16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA U.S. GOVERNMENT SECURITIES FUND, INC.

The Government Bond Fund may not:

         1.  Issue senior securities, bonds, or debentures.

         2. Buy securities on margin, make short sales, or write put or call options.

         3. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks or other lending institutions for extraordinary or emergency purposes.

         4. Pledge, hypothecate, or transfer in any manner, as security for indebtedness, any securities owned by the Fund, except as necessary in connection with borrowings described in subparagraph 3 above. Any such pledge, hypothecation, or transfer may not exceed 10 percent of the Fund's total assets, at the lesser of cost or market value.

         5. Underwrite securities of other issuers or acquire securities that must be registered under the Securities Act of 1933, as amended, before they may be sold to the public.

         6. Purchase securities that are other than direct obligations of the U.S. Government and repurchase agreements with respect to those obligations.

         7. Invest more than 10 percent of total assets in repurchase agreements.

         8. Purchase or sell real estate or real estate contracts, including futures contracts.

         9. Purchase or sell commodities or commodities contracts, including futures contracts.

         10. Purchase securities with maturities in excess of three years from the date of purchase.

         11. Make loans to other persons except by purchase of debt obligations in which the Fund may invest and repurchase agreements with respect to those obligations.

         12. Purchase securities of other investment companies.

COLUMBIA FIXED INCOME SECURITIES FUND, INC.

The Bond Fund may not:

         1.  Buy or sell commodities or commodity futures contracts.

         2. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry, (b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and
(c) invest for defensive purposes up to 80 percent of the value of its total assets in certificates of deposit (CDs) and bankers' acceptances with maturities not greater than one year. CDs and banker's acceptances will be limited to domestic banks which have total assets in excess of one billion dollars and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Adviser determines that such action is desirable for investment reasons. The Board of Directors will periodically review these decisions of the Adviser.

         3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

         5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations, if, as a result of such purchase, more than 10 percent of its total assets (taken at current value) are invested in such securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

         8. Purchase or retain securities issued by an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its adviser if, or so long as, the officers and directors of the Fund and of its adviser together own beneficially more than 5 percent of any class of securities of the issuer.

         9.  Purchase securities of other open-end investment companies.

         10. Issue senior securities, bonds, or debentures.

         11. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the value of the gross assets of the Fund taken at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets taken at market to an extent greater than 10 percent of the value of the gross assets taken at cost of the Fund.

         13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         14. Invest in companies to exercise control or management.

         15. Buy any securities or other property on margin, or purchase or sell puts or calls, or combinations thereof.

         16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.

The National Municipal Bond Fund may not:

         1. Buy or sell real estate, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein.

         2. Make loans to other persons except by purchase of debt securities constituting all or part of an issue or through the loan of portfolio securities and as otherwise permitted by the Fund's investment restrictions.

         3. Purchase more than 10 percent of the voting securities of any issuer.

         4. Buy or sell commodities or commodity future contracts.

         5. Purchase securities of other investment companies if, as a result of the purchase, more than 10 percent of the assets of the Fund is invested in such securities.

         6. Issue senior securities, bonds, or debentures.

         7. Sell securities short or buy any securities or other property on margin, except for short-term credits necessary for clearing transactions.

         8. Lend portfolio securities to broker-dealers or other institutional investors if, as a result, the aggregate value of all securities loaned exceeds 33 1/3 percent of the total assets of the Fund.

         9. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed an underwriter for purposes of the Securities Act of 1933.

         10. Borrow money except temporarily for extraordinary or emergency purposes; nor may it pledge, mortgage, or hypothecate assets having a market value greater than 10 percent of the cost of the gross assets of the Fund. For amounts borrowed, the Fund shall maintain an asset coverage of 300 percent for all borrowings. This restriction means that the Fund may not borrow money in an amount exceeding 50 percent of its gross assets. The Fund will not make any additional investments while borrowings exceed 5 percent of the value of the Fund's total assets.

         11. Invest more than 25 percent of its assets in a single industry.

COLUMBIA OREGON MUNICIPAL BOND FUND, INC.



The Oregon Municipal Bond Fund may not:


         1. Buy or sell real estate, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein.

         2. Make loans to other persons except by purchase of debt securities constituting all or part of an issue or through the loan of portfolio securities and as otherwise permitted by the Fund's investment restrictions.

         3. Purchase more than 10 percent of the voting securities of any issuer.

         4. Buy or sell commodities or commodity future contracts.

         5. Purchase securities of other investment companies if, as a result of the purchase, more than 10 percent of the assets of the Fund is invested in such securities.

         6. Issue senior securities, bonds, or debentures.

         7. Sell securities short or buy any securities or other property on margin, except for short-term credits necessary for clearing transactions.

         8. Lend portfolio securities to broker-dealers or other institutional investors if, as a result, the aggregate value of all securities loaned exceeds 33 1/3 percent of the total assets of the Fund.

         9. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed an underwriter for purposes of the Securities Act of 1933.

         10. Borrow money except temporarily for extraordinary or emergency purposes; nor may it pledge, mortgage, or hypothecate assets having a market value greater than 10 percent of the cost of the gross assets of the Fund. For amounts borrowed, the Fund shall maintain an asset coverage of 300 percent for all borrowings. This restriction means that the Fund may not borrow money in an amount exceeding 50 percent of its gross assets. The Fund will not make any additional investments while borrowings exceed 5 percent of the value of the Fund's total assets.

         11. Invest more than 25 percent of its assets in a single industry.

COLUMBIA HIGH YIELD FUND, INC.

The High Yield Fund may not:

         1.     Buy or sell commodities or commodity futures contracts.

         2. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry, (b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and
(c) invest for defensive purposes up to 80 percent of the value of its total assets in CDs and bankers' acceptances with maturities not greater than one year. CDs and banker's acceptances will be limited to domestic banks which have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Adviser determines that such action is desirable for investment reasons. The Board of Directors will periodically review these decisions of the Adviser.

         3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, that operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

         5. Purchase illiquid securities, including restricted securities and repurchase agreements of more than seven days maturity, if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value and include restricted securities that are subject to legal or contractual restrictions on resale. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the Fund and, therefore, are not subject to the above investment restriction.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

         8. Purchase or retain securities of an issuer if those officers or directors of the Fund or the Adviser who individually own more than 1/2 of 1% of the outstanding securities of that issuer together own more than 5% of such securities.

         9. Purchase securities of other open-end investment companies.

         10. Issue senior securities, bonds, or debentures.

         11. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

         13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         14. Invest in companies to exercise control or management.

         15. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

         16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

         17. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

COLUMBIA DAILY INCOME COMPANY

The Columbia Daily Income Company may not:

         1. Borrow money to improve portfolio yield except as a temporary measure to avoid disruptive redemptions, and not for investment purposes. Borrowings will not exceed 33 1/3 percent of total assets and will be repaid from the proceeds of sales of the Fund's shares or as maturities allow.

         2. Underwrite securities issued by others except as it may be deemed to be an underwriter in a sale of restricted securities.

         3. Invest more than 5 percent of its assets (exclusive of obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof) in the securities of any one issuer. The Fund may invest up to 100 percent of its total assets in obligations of U.S. banks which are members of the Federal Reserve System. However, the Fund will not invest more than 25 percent of its assets in any other single industry.

         4. Buy or sell real estate.

         5. Buy or sell commodities or commodity contracts.

         6. Make loans to others (the purchase of obligations in which the Fund is authorized to invest will not constitute loans) except that the Fund may purchase and simultaneously resell for later delivery obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof if no more than 10 percent of the Fund's total assets would be subject to such repurchase agreements maturing in more than seven days.

         7. Purchase common stocks, preferred stocks, warrants, or other equity securities.

         8. Purchase securities on margin.

         9. Sell securities short.

         10. Write or purchase put or call options.

         11. Purchase a security which is subject to legal or contractual restrictions on resale or for which there is no readily available market, except that 10 percent of the Fund's total assets may be invested in repurchase agreements maturing in more than seven days.

         12. Invest in companies to exercise control or management.

         13. Invest in the securities of other investment companies, except those acquired as part of a merger, consolidation, or acquisition of assets.

INVESTMENT RESTRICTIONS UNDER RULE 2a-7

         Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act") requires that all portfolio securities of the Columbia Daily Income Company have at the time of purchase a maximum remaining maturity (as defined in the rule) of 13 months and that the Fund maintain a dollar-weighted average portfolio maturity of not more than 90 days. (The Fund, however, will be invested in short-term debt obligations maturing within 12 months.) Rule 2a-7 further requires that investments by a money market fund must present minimal credit risk and, if rated, must be rated within one of the two highest rating categories for short-term debt obligations by at least two major rating agencies assigning a rating to the securities or issuer or, if only one rating agency has assigned a rating, by that agency. Purchases of securities which are unrated or rated by only one rating agency must be approved or ratified by the Board of Directors of the Fund. Securities that are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest category by at least two major rating agencies are designated "First Tier Securities." Securities rated in the top two categories by at least two major rating agencies, but which are not rated in the highest category by two or more major rating agencies, are designated "Second Tier Securities." Securities which are unrated may be purchased only if they are deemed to be of comparable quality to rated securities. Under Rule 2a-7, a fund may not invest more than the greater of 1 percent of its total assets or one million dollars, measured at the time of investment, in the securities of a single issuer that were Second Tier Securities when acquired by the fund. In addition, a money market fund may not under Rule 2a-7 invest more than 5 percent of its total assets in securities that were Second Tier Securities when acquired.

         The Fund may not invest more than 5 percent of its total assets in the securities of any one issuer, except this limitation does not apply to U.S. Government securities and repurchase agreements thereon. The Fund may, however, invest more than 5 percent of its total assets in the First Tier Securities of a single issuer for up to three business days, although the Fund may not make more than one such investment at any one time.

         Investment policies by the Fund are in certain circumstances more restrictive than the restrictions under Rule 2a-7. In particular, investments by the Fund are restricted to the following:

         1. Securities issued or guaranteed as to principal and interest by the U.S. Government or issued or guaranteed by agencies or instrumentalities thereof and repurchase agreements relating to these securities.

         2. Commercial paper which, if rated by S&P or Moody's is rated A-1 by S&P and Prime 1 by Moody's or, if not rated, is determined to be of comparable quality by the Board of Directors of the Fund.

         3. Other corporate debt securities with remaining maturities of less than 12 months, including bonds and notes, of an issuer that has received ratings from S&P and Moody's for its other short-term debt obligations as described in paragraph 2 above, where such corporate debt securities are comparable in priority and security to the rated short-term debt obligations or, if no ratings are available, where such corporate debt securities are determined to be of comparable quality under procedures approved by the Board of Directors of the Fund.

         4. Obligations of U.S. banks that are members of the Federal Reserve System and have capital surplus and undivided profits as of the date of their most recent published financial statements in excess of $100 million and are determined by the Board of Directors of the Fund to be of comparable quality to the obligations described in paragraphs 2 or 3 above. Currently these obligations are CDs, bankers' acceptances, and letters of credit.


--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------

         Each Fund is managed under the supervision of its Board of Directors, which has responsibility for overseeing decisions relating to the investment policies and objectives of the Fund. The Board of Directors of each Fund meets quarterly to review the Fund's investment polices, performance, expenses, and other business matters. The directors and officers of the Funds are listed below, together with their principal business occupations. All principal business occupations have been held for more than five years, except that positions with the Small Cap Fund and the Columbia National Municipal Bond Fund have been held since August 1996 and January 1999, respectively, and except as otherwise indicated.


J. JERRY INSKEEP, JR.,*+ Age 69, Chairman, President, and Director of each Fund; Chairman, President, and Trustee of CMC Fund Trust ("CMC Trust"); Consultant to Fleet Boston Corporation ("Fleet") (since December 1997); formerly Chairman and a Director of Columbia Funds Management Company (the "Adviser"), Columbia Management Co., and Columbia Trust Company (the "Trust Company"); formerly a Director of Columbia Financial Center Incorporated ("Columbia Financial"). Mr. Inskeep's business address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207.



JAMES C. GEORGE, Age 67, Director of each Fund (since June 1994); Trustee of CMC Trust (since December 1997). Mr. George was the Investment Manager of the Oregon State Treasury between 1966 and 1992. Since 1992, Mr. George has been an investment consultant. Mr. George's business address is 1001 S.W. Fifth Avenue, Portland, Oregon 97204.



THOMAS R. MACKENZIE, Age 72, Director of each Fund; Trustee of CMC Trust (since December 1997); Founder and Director of Group Mackenzie (architecture, planning, interior design, engineering). Mr. Mackenzie's business address is 0690 S.W. Bancroft Street, Portland, Oregon 97201.

ROBERT J. MOORMAN, Age 48, *Secretary of each Fund and CMC Trust (since January
1998); Attorney with Stoel Rives LLP. Mr. Moorman's business address is 900 S.W. Fifth Avenue, Suite 2600, Portland, Oregon 97204-1268.



RICHARD L. WOOLWORTH,+ Age 58, Director of each Fund; Trustee of CMC Trust; Chairman of Blue Cross and Blue Shield of Oregon; Chairman and Chief Executive Officer of the Regence Group, health insurers. Mr. Woolworth's business address is 200 S.W. Market Street, Portland, Oregon 97201.


         *Mr. Inskeep and Mr. Moorman are "interested persons" as defined by the Investment Company Act of 1940 and receive no directors fees or salaries from the Funds.

         +Members of the Executive Committee. The Executive Committee has all powers of the Board of Directors when the Board is not in session, except as limited by law.

         The following table sets forth compensation received by the disinterested directors for 1999. No officer of the Funds received any compensation from the Funds in 1999.


                               COMPENSATION TABLE

                                                               Compensation from
                              Aggregate compensation             Fund Complex,
       Director               From Fund, per Director            per Director**
       --------               -----------------------            --------------
Thomas R. Mackenzie    Common Stock Fund              $2,600      $31,000
James C. George        Growth Fund                    $5,862
                       International Stock Fund       $473
                       Special Fund                   $2,381
                       Small Cap Fund                 $518
                       Real Estate Fund               $625
                       Balanced Fund                  $3,109
                       Columbia Daily Income Company  $3,409
                       Government Bond Fund           $120
                       Bond Fund                      $1,295
                       Oregon Municipal Bond Fund     $1387
                       High Yield Fund                $205
                       National Municipal Bond Fund   $16

Richard L. Woolworth*  Common Stock Fund              $2,718      $32,000
                       Growth Fund                    $6,128
                       International Stock Fund       $494
                       Special Fund                   $2,489
                       Small Cap Fund                 $542


                                       49

                                                               Compensation from
                              Aggregate compensation             Fund Complex,
       Director               From Fund, per Director            per Director**
       --------               -----------------------            --------------
                       Real Estate Fund               $653
                       Balanced Fund                  $3,250
                       Columbia Daily Income Company  $3,564
                       Government Bond Fund           $125
                       Bond Fund                      $1,354
                       Oregon Municipal Bond Fund     $1,450
                       High Yield Fund                $215
                       National Municipal Bond Fund   $18


*Includes compensation received by Mr. Woolworth for serving on each Fund's Executive Committee.

**Includes compensation Messrs. Woolworth, Mackenzie and George received as Trustees of CMC Trust. The Investment Adviser for CMC Trust is Columbia Management Co., an affiliate of the Adviser.

         Provident Distributors, Inc. ("PDI"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., is the principal underwriter for the Funds, and is authorized under a distribution agreement with each Fund to sell shares of the Fund. Columbia Financial has entered into a broker-dealer agreement with PDI to distribute the Funds' shares. PDI and Columbia Financial do not charge any fees or commissions to investors or the Funds for the sale of shares of a Fund.


         At January 31, 2000, officers and directors, as a group, owned of record or beneficially less than 1 percent of each Fund, other than the National Municipal Bond Fund in which Mr. Inskeep owned 25,340 shares, 2.38 percent.



         At January 31, 2000, to the knowledge of the Funds, no person owned of record or beneficially more than 5 percent of the outstanding shares of any Fund except the following record owners: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104 which owned 2,630,238 shares of the Bond Fund (8.40 percent of the total shares outstanding), 2,711,122 shares of the Growth Fund (6.18 percent of the total shares outstanding), 2,302,818 shares of the Special Fund (7.45 percent of the total shares outstanding), 2,612,773 shares of the Common Stock Fund (7.90 percent of the total shares outstanding), 2,513,634 shares of the Balanced Fund (6.05 percent of the total shares outstanding), 1,000,470 shares of the High Yield Fund (12.96 percent of the total shares outstanding), 7,920,361 shares of the Real Estate Fund (46.62 percent of the total shares outstanding); 1,394,939 shares of the Small Cap Fund (11.92 percent of the total shares outstanding); Columbia Management Co., P.O. Box 1350, Portland, Oregon 97201 which owned 70,928,473 shares of CDIC (5.86 percent of the total shares outstanding); Standard Insurance Company, P.O. Box 711, Portland, Oregon 97207, which owned 2,389,368 shares of the Special Fund (7.73 percent of the total shares outstanding); National Financial Service Corp., P.O. Box 3908 Church Street Station, New York, New York 10008 which owned 1,107,964 shares of the Real Estate Fund (6.52 percent of the total shares outstanding); 412,907 shares of the High Yield Fund (5.35 percent of the total shares outstanding); Wells Fargo Bank Trustee, P.O. Box 9800, Calabasas, California 91372-0800, which owned 1,908,008 shares of the Common Stock Fund (5.77 percent of the total shares outstanding); The Agnew Family Trust, P.O. Box 1350, Portland, Oregon 97201, which owned 176,276 shares of the National Municipal Bond Fund (16.58 percent of the total shares outstanding); Lita Luvera, P.O. Box 1350, Portland, Oregon, 97201, who owned 135,351 shares of the National Municipal Bond Fund (12.73 percent of the total shares outstanding); Gunilla Finrow, P.O. Box 1350, Portland, Oregon, 97201, who owned 118,607 shares of the National Municipal Bond Fund (11.16 percent of the total shares outstanding); Diane Huntsinger-Carson, P.O. Box 1350, Portland, Oregon, 97201, who owned 58,766 shares of the National Municipal Bond Fund

(5.53 percent of the total shares outstanding); Intermountain Health Care 401(K), P.O. Box 92956, Chicago, Illinois 60675 which owned 727,444 shares of the Small Cap Fund (6.22 percent of the total shares outstanding).



--------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------



         The investment adviser to each of the Funds is Columbia Funds Management Company (the "Adviser"). The Adviser has entered into an investment contract with each Fund. Pursuant to the investment contract, the Adviser provides research, advice, and supervision with respect to investment matters and determines which securities to purchase or sell and what portion of the Fund's assets to invest.



         The Adviser provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to corporate matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested director fees, taxes and governmental fees, interest, brokers' commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.



         Information regarding calculation of the advisory fee payable to the Adviser is set forth in the Prospectus. Advisory fees paid by each of the Funds for each of the last three years were:

Fund                                     1999             1998              1997
----                                     ----             ----              ----
Common Stock Fund                  $5,181,352       $5,136,336        $4,158,273
Growth Fund                       $10,562,644       $8,591,359        $7,019,161
International Stock Fund           $1,592,405       $1,414,138        $1,504,787
Special Fund                       $7,081,977       $9,054,501       $12,373,140
Small Cap Fund                     $1,745,238       $1,246,153          $547,892
Real Estate Fund                   $1,549,192       $1,221,370          $864,343
Balanced Fund                      $5,094,253       $4,512,177        $3,826,628
Government Bond Fund                 $194,635         $194,507          $194,230
Bond Fund                          $2,105,357       $2,050,200        $1,821,809
National Municipal Bond Fund*         $27,095               --                --
Oregon Municipal Bond Fund         $2,246,866       $2,149,321        $1,952,213
High Yield Fund                      $405,284         $292,249          $211,632

         ---------------
       * The Fund commenced operations February 1999.


         The Adviser has entered into an agreement with Columbia Management Co. ("CMC"), under which CMC provides the Adviser with statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities. CMC, upon receipt of specific instructions from the Adviser, also contacts brokerage firms to conduct securities transactions for the Funds. The Adviser pays CMC a fee for these services. A Fund's expenses are not increased by this arrangement, and no amounts are paid by a Fund to CMC under this agreement.


         The transfer agent and dividend crediting agent for the Funds is Columbia Trust Company ("Trust Company"). Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Funds, if requested, and records and disburses dividends for the Funds. During 1999, each Fund paid the Trust Company a per account fee of $1.66 per month for each shareholder account with the Fund existing at any time during the month. In addition, each Fund pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Fund and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. In addition to the transfer agent services described above, the Trust Company has hired PFPC, Inc. ("PFPC") as a sub-transfer agent to provide services related to fund transactions processed through the National
Securities Clearing Corporation on behalf of the Common Stock Fund, Growth
Fund, Special Fund, Real Estate Fund, Small Cap Fund, Balanced Fund, High
Yield Fund and Bond Fund. Each of the above Funds has agreed to pay the Trust Company the costs incurred by Trust Company in connection with the services provided by PFPC.

         Fees paid to the Trust Company for services performed in 1999 under each transfer agent agreement were $807,328 for the Common Stock Fund, $1,384,392 for the Growth Fund, $474,023 for the International Stock Fund, $904,070 for the Special Fund, $308,568 for the Small Cap Fund, $231,345 for the Real Estate Fund, $900,945 for the Balanced Fund, $98,723 for the Government Bond Fund, $373,761 for the Bond Fund, $171,378 for the Oregon Municipal Bond Fund, $106,273 for the High Yield Fund, $972,451 for the Columbia Daily Income Company and $27,113 for the Columbia National Municipal Bond Fund.



         The Adviser, the Trust Company and CMC are indirect wholly owned subsidiaries of Fleet Boston Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.



--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

         Each Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund's transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held less than one year, shareholders will be subject to taxes at ordinary income rates. See TAXES in this Statement of Additional Information.

         The Funds may purchase their portfolio securities through a securities broker and pay the broker a commission, or they may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Funds may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter. There is generally no stated commission in the case of fixed income securities that are traded in the over-the-counter market, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up.

         Prompt execution of orders at the most favorable price will be the primary consideration of the Funds in transactions where fees or commissions are involved. Additional factors considered by the Adviser in selecting brokers to execute a transaction include the: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission.

         Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of a commission another broker or dealer would have charged for effecting a transaction may be paid by a Fund if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

         The Adviser receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Adviser does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Adviser's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Adviser for its research. On a semi-annual basis, the Adviser's research analysts and portfolio managers participate in a detailed internal survey regarding the value of proprietary research and the skills or contributions made by the various brokerage analysts to the Adviser's investment process. Firms are then confidentially ranked based on that survey. Brokerage allocations are then made, as much as reasonably possible, based on those rankings.

         In limited circumstances, the Adviser may use a Fund's commissions to acquire third party research or products that are not available through its full-service brokers. In these arrangements, the Adviser pays an executing broker a commission equal to the average rate paid on all other trades (e.g., $0.06) and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Adviser. Proposed research to be acquired in this manner must be approved by the Adviser's Chief Investment Officer, who is responsible for determining that the research provides appropriate assistance to the Adviser in connection with its investment management of the Funds and that the price paid with broker commissions is fair and reasonable.

         The receipt of proprietary and third party research services or products from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Funds or other clients. Conversely, research provided by brokers or dealers who have executed orders on behalf of other clients of the Adviser and its affiliates might be useful to the Adviser in carrying out its obligations to a Fund.

         Total brokerage commissions paid by each of the respective Funds for each of the last three years were:

FUND                                 1999             1998               1997
----                                 ----             ----               ----
Common Stock Fund              $1,569,579       $2,596,285         $1,328,730
Growth Fund                    $4,155,391       $3,732,855         $2,168,003
International Stock Fund         $724,858         $524,840           $864,293
Special Fund                   $2,633,780       $3,382,721         $6,140,893
Small Cap Fund                   $421,852         $375,120           $225,828
Real Estate Fund                 $491,959         $110,166           $194,113
Balanced Fund                  $1,013,023       $1,220,034           $737,793


         No brokerage commissions were paid by the Columbia Daily Income Company, the Government Bond Fund, the Bond Fund, the Oregon Municipal Bond Fund, or the High Yield Fund during the last three years. Of the commissions paid in 1999, the Common Stock Fund paid $159,719, the Growth Fund paid $221,877, the Special Fund paid $150,730, the Small Cap Fund paid $19,894, the Balanced Fund paid $81,562, and the Real Estate Fund paid $1,131, to acquire third-party research or products.



         Provided each Fund's Board of Directors is satisfied that the Fund is receiving the most favorable price and execution available, the Adviser may consider the sale of the Fund's shares as a factor in the selection of brokerage firms to execute its portfolio transactions. The placement of portfolio transactions with brokerage firms who sell shares of a Fund is subject to rules adopted by the National Association of Securities Dealers. The Adviser may use research services provided by and allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with the Adviser, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. On October 1, 1999 Robertson Stephens became an affiliated broker dealer of Adviser. Between October 1, 1999 and the fiscal year ended December 31, 1999, the Special Fund and Small Cap Fund paid $8,712 and $1,188, respectively, in brokerage commissions to

Robertson Stephens. In each case the percentage of aggregate brokerage commissions paid to, and the aggregate dollar amount of transactions involving Robertson Stephens, did not exceed 1% of the Funds' aggregate brokerage commissions or 1% of the Funds' aggregate dollar amount of transaction. In addition to agency transactions, the Funds may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. Such trades will be executed in accordance with the rules and regulations of the Investment Company Act of 1940 as well as procedures adopted by the Funds.


         Investment decisions for each Fund are made independently from those of the other Funds or accounts or other investment pools managed by the Adviser or any affiliate of the Adviser. The same security is sometimes held in the portfolio of more than one Fund or account. Simultaneous transactions are inevitable when several Funds or accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one Fund or account. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis.


         Since 1967, the Adviser and the Funds have had a Code of Ethics (the "Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Code does not prohibit employees from purchasing securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or the Adviser's other clients or take unfair advantage of their relationship with the Adviser. The specific standards in the Code include, among others, a requirement that all employee trades be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U.S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.


         The Adviser and the Funds have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Code and the Insider Trading Policy.

--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

         Each Fund is an Oregon corporation and was organized in the year set forth below opposite its name.

                 FUND                                 DATE
                 ----                                 ----
                 Common Stock Fund                    1991
                 Growth Fund                          1967
                 International Stock Fund             1992
                 Special Fund                         1985
                 Small Cap Fund                       1996
                 Real Estate Fund                     1994
                 Balanced Fund                        1991
                 Government Bond Fund                 1986
                 Bond Fund                            1983
                 National Municipal Bond Fund         1999
                 Oregon Municipal Bond Fund           1984
                 High Yield Fund                      1993
                 Columbia Daily Income Company        1974

         All shares of each Fund have equal voting, redemption, dividend, and liquidation rights. All issued and outstanding shares of a Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of a Fund do not have cumulative voting rights, which means that the holders of more than 50 percent of the shares of the Fund, voting for the election of directors, can elect all the directors.

         Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting, if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares, whichever is less.


--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES AND REDEMPTIONS

         A detailed discussion of how you may purchase, redeem and exchange shares in each of the Funds is discussed in the Prospectus. The following information and polices is supplemental to that found in the Prospectus.

                  INVESTMENT MINIMUMS. Although the Adviser has established minimum investment amounts, it may, at its sole discretion, waive the minimum purchase and account size requirements for certain group plans or accounts opened by agents or fiduciaries (such as a bank trust department, investment adviser, or securities broker), for individual retirement plans or in other circumstances.

                  TELEPHONE REDEMPTIONS. You may experience some difficulty in implementing a telephone redemption during periods of intense economic or financial market changes or activity. Telephone redemption privileges may be modified or terminated at any time without notice to shareholders.

                  REDEMPTIONS BY DRAFT. The processing of drafts against a Columbia Daily Income Company account is subject to the rules and regulations of the Columbia Daily Income Company's commercial bank. These arrangements do not establish a checking or other account between you and the bank for the purpose of Federal Deposits Insurance or otherwise. The agreements and procedures followed by the Columbia Daily Income Company relates solely to the bank's intermediary status for redemption of investments in the Columbia Daily Income Company.

                  AUTOMATIC WITHDRAWALS. If your account value in any Fund is $5,000 or more, you may elect to receive automatic cash withdrawals of $50 or more from that Fund in accordance with either of the following withdrawal options:

                           Income earned - you may elect to receive any dividends or capital gains distributions on your shares, provided such dividends and distributions exceed $25.00.

                           Fixed Amount - you may elect to receive a monthly or quarterly fixed amount of $50 or more.

                  Automatic withdrawals will be made within seven days after the end of the month or quarter to which they related.

                           To the extent redemptions for automatic withdrawals
                  exceed dividends declared on shares in your account, the number of shares in your account will be reduced. If the value of your account falls below the Fund minimum, your account is subject to be closed on 60 days written notice. The minimum withdrawal amount has been established for administrative convenience and should not be considered as recommended for all investors. For tax reporting, a capital gain or loss may be realized on each fixed-amount withdrawal.

                           An automatic withdrawal plan may be modified or
                  terminated at any time upon prior notice by the Fund or the shareholder.

                  REDEMPTION OF RECENTLY PURCHASED SHARES. If a Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds until it has collected payment, which may take up to 15 days from the purchase date. No interest is paid on the redemption proceeds after the redemption date and before the proceeds are sent to you. If you request the redemption (by draft or other means) of Columbia Daily Income Company shares recently purchased by check, the proceeds will not be transmitted until the earlier to occur of your check clearing or 15 days from the purchase date. These holding periods do not apply to the redemption of shares purchased by bank wire or with a cashiers or certified check.

                           There is no charge for redemption payments that are
                  mailed. Amounts transferred by wire must be at least $1,000, and the bank wire cost for each redemption will be charged against your account. Your bank may also impose an incoming wire charge.

                  EXCHANGES. You may use proceeds from the redemption of shares of any Fund to purchase share of other Funds offering shares for sale in your state of residence. Before making an exchange, you should read the portions of the Prospectus relating to the Fund or Funds into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after acceptance of the purchase order by that Fund in accordance with its policy for accepting investments. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

                           Telephone exchange privileges are available to you
                  automatically, unless you decline this service by checking the appropriate box on the application. Telephone exchanges may be made from one Fund into another Fund only within the same account number. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate the exchange privilege of any shareholder who makes more than four exchanges out of a Fund during the calendar year. The exchange privilege may be modified or terminated at any time, and any Fund may discontinue offering its shares generally or in any particular state without notice to shareholders.

                  INVOLUNTARY REDEMPTIONS. Upon 60 days prior written notice, a Fund may redeem all of your shares without your consent if:

                    - Your account balance falls below $500. However, if you wish to maintain that account, you may during the 60-day notice period either: (i) add to your account to bring it up to the required minimum, or
                              (ii) establish an Automatic Investment Plan with a minimum monthly investment of $50.

                    - You are a U.S. shareholder and fail to provide the Fund with a certified taxpayer identification number.

                    - You are a foreign shareholder and fail to provide the Fund with a current Form W-8, "Certificate of Foreign Status".

                           The Funds also reserve the right to close a
                  shareholder account if the shareholder's actions are deemed to be detrimental to the Fund or its shareholders, including, without limitation, violating the exchange policy set forth in its Prospectus. If a Fund redeems shares, payment will be made promptly at the current net asset value. A redemption may result in a realized capital gain or loss.

                  PROCESSING YOUR ORDERS. Orders received by a Fund other than the Columbia Daily Income Company will be processed the day they are received. Since the Columbia Daily Income Company invests in obligations normally requiring payment in federal funds, purchase orders will not be processed unless received in federal funds or until converted by the Fund into federal funds. Checks or negotiable U.S. bank drafts require one day to convert into federal funds. Checks drawn on banks that are not members of the Federal Reserve System may take longer to convert into federal funds. Prior to conversion into federal funds, your money will not be invested or working for you. Information about federal funds is available from any U.S. bank that is a member of the Federal Reserve System.

                           Orders received before the close of regular trading
                  on the NYSE (normally 4 p.m. New York time) will be entered at the Fund's share price computed that day. Orders received after the close of regular trading on the NYSE will be entered at the Fund's share price next determined. All investments will be credited to your account in full and fractional shares computed to the third decimal place. The Funds reserve the right to reject any order.

                           Shares purchased will be credited to your account on
                  the record books of the applicable Fund. The Funds will not issue share certificates except on request. Certificates for fractional shares will not be issued.

                  REDEMPTIONS. Each Fund reserves the right to redeem Fund shares in cash or by payment-in-kind. Each Fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act pursuant to which a Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES

         The net asset value ("NAV") per share of each Fund is determined by the Adviser, under procedures approved by the directors, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the directors. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

         A Fund may suspend the determination of the NAV of a Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to determine the value of the Fund's assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Fund complies with rules and regulations of the SEC, which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

         For purposes of calculating the NAV of a Fund's shares, the following procedures are utilized whenever applicable. Each Fund's equity securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Each Fund purchasing debt securities uses market value to value such securities as quoted by dealers who are market makers in these securities or by an independent pricing service, unless the Adviser determines that a fair value determination should be made using procedures and guidelines established by and under the general supervision of the Fund's Board of Directors. Market values are based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Certain debt securities for which daily market quotations are not readily available, or for which the Adviser believes the quotations do not accurately value the security in question, may be valued by the Adviser, pursuant to guidelines established by the Fund's Board of Directors, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

         Investments in the Columbia Daily Income Company and other temporary cash investments are carried at values deemed best to reflect their fair values as determined in good faith by the Adviser, under procedures adopted by the Fund's Board of Directors. These values are based on cost, adjusted for amortization of discount or premium and accrued interest, unless unusual circumstances indicate that another method of determining fair value should be used.

         The value of assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Funds' NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to value the security in light of that event.


--------------------------------------------------------------------------------
                                   CUSTODIANS
--------------------------------------------------------------------------------

         U S Bank N.A. (a "Custodian"), 321 S.W. Sixth Avenue, Portland, Oregon 97208, acts as general custodian for each Fund, except the International Stock Fund. The Custodian provides custody services to the International Stock Fund with respect to domestic securities held by the Fund. Chase Manhattan Bank ("Chase" or a "Custodian"), One Pierrepont Plaza, Brooklyn, New York 11201, acts as the general custodian for the International Stock Fund and provides custody services to those Funds that invest in foreign securities. The Custodians hold all securities and cash of the Funds, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Funds, and perform other administrative duties, all as directed by authorized officers of the Adviser. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

         Portfolio securities purchased in the United States are maintained in the custody of the Fund's custodian. Portfolio securities purchased outside the United States by the Funds are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with Chase (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Funds has been approved by the Board of Directors of the Funds or, in the case of foreign securities, at the discretion of the Board, by Chase, as a delegate of the Board of Directors, all in accordance with regulations under the 1940 Act.

         The Adviser determines whether it is in the best interest of the Funds and their shareholders to maintain a Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding a Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Directors, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Funds, and the value of their shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgements against, the foreign sub-custodians, or the application of foreign law to a Fund's foreign sub-custodial arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.


--------------------------------------------------------------------------------
                  ACCOUNTING SERVICES AND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



         The financial statements of each Fund for the year ended December 31, 1999, the selected per share data and ratios under the caption "Financial Highlights," and the report of PricewaterhouseCoopers LLP, independent accountants, are included in the 1999 Annual Report to Shareholders of the Funds. PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, in addition to examining the financial statements of the Funds, assists in the preparation of the tax returns of the Funds and in certain other matters.



--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

         Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund believes it satisfies the tests to qualify as a regulated investment company.

         To qualify as a regulated investment company for any taxable year, each Fund must, among other things:

         (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90 Percent Test"); and

         (b) diversify its holdings so that, at the end of each quarter, (i) 50 percent or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements (the "Diversification Test"). In addition, a Fund must file, or have filed, a proper election with the Internal Revenue Service.

         Part I of Subchapter M of the Code will apply to a Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement), and
(b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

         A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to a Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders. Under rules that are beyond the scope of this discussion, certain capital losses and certain net foreign currency losses resulting from transactions occurring in November and December of a taxable year may be taken into account either in that taxable year or in the following taxable year.

         If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as credits against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

         SPECIAL ASPECTS OF 90 PERCENT TEST WITH RESPECT TO FOREIGN CURRENCY. For purposes of the 90 Percent Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

         Unless an exception applies, a Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.


         Two possible exceptions to marking-to-market relate to hedging transactions and mixed straddles. A hedging transaction is defined for purposes of Section 1256 as a transaction (1) that a Fund properly identifies as a hedging transaction, and (2) that is entered into in the normal course of business primarily to manage the risk of price changes or currency fluctuations with respect to the Fund's investments. A mixed straddle is a straddle where (1) at least one (but not all) of the straddle positions are
Section 1256 contracts and (2) the Fund properly identifies each position forming part of the straddle. A straddle for these purposes generally is offsetting positions with respect to personal property. A Fund holds offsetting positions generally if there is a substantial diminution of the Fund's risk of loss from holding a position by reason of its holding one or more other positions.


         OREGON MUNICIPAL BOND FUND AND NATIONAL MUNICIPAL BOND FUND. In certain cases, Subchapter M permits the character of tax-exempt interest received and distributed by a regulated investment company to flow through for federal tax purposes as tax-exempt interest to its shareholders, provided that 50 percent or more of the value of its assets at the end of each quarter is invested in municipal bonds. For purposes of this Statement of Additional Information, the term "municipal bonds" refers to obligations that pay interest that is tax-exempt under Section 103 of the Code. For purposes of this Statement of Additional Information, the term "tax-exempt interest" refers to interest that is not includable in gross income for federal income tax purposes. As discussed below, however, tax-exempt interest may result in an increase in the taxes of the recipient because of the alternative minimum tax, the environmental tax, the branch profits tax, or under other provisions of the Code that are beyond the scope of this Statement of Additional Information. The Oregon Municipal Bond Fund and the National Municipal Bond Fund intend to have at least 50 percent of the value of their total assets at the close of each quarter of their taxable year consist of obligations the interest on which is not includable in gross income for federal income tax purposes under Section 103 of the Code. As a result, the Oregon Municipal Bond Fund's and the National Municipal Bond Fund's dividends payable from net tax-exempt interest earned from municipal bonds should qualify as exempt-interest dividends.



         Distributions properly designated by the Oregon Municipal Bond Fund and the National Municipal Bond Fund as representing net tax-exempt interest received on municipal bonds (including municipal bonds of Guam, Puerto Rico, and certain other issuers) will not be includable by shareholders in gross income for federal income tax purposes (except for shareholders who are, or are related to, "substantial users," as discussed below). Distributions representing net taxable interest received by the Oregon Municipal Bond Fund and the National Municipal Bond Fund from sources other than municipal bonds, representing the excess of net short-term capital gain over net long-term capital loss, or representing taxable accrued market discount on the sale or redemption of municipal bonds, will be taxable to shareholders as ordinary income.



         Any loss realized upon the redemption of shares of the Oregon Municipal Bond Fund and the National Municipal Bond Fund six months or less from the date of purchase of the shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such exempt-interest dividend. Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period for this purpose.

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Oregon Municipal Bond Fund and the National Municipal Bond Fund will not be deductible for federal income tax purposes. Under rules issued by the Internal Revenue Service, the purchase of such shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Special rules that are beyond the scope of this Statement of Additional Information limit the deduction of interest paid by financial institutions. Investors with questions regarding these issues should consult their tax advisors.


         Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be items of tax preference and must be included in alternative minimum taxable income for the purpose of determining liability, if any, for the 26-28% alternative minimum tax for individuals and the 20% alternative minimum tax for corporations. Furthermore, the alternative minimum taxable income for corporations includes an adjustment equal to 75 percent of the excess of "adjusted current earnings" over the corporation's other federal alternative minimum taxable income (computed without regard to "adjusted current earnings" and without regard to any "alternative tax net operating loss"). See
Section 56(g) of the Code. For the purpose of alternative minimum tax for corporations, ALL exempt-interest dividends, less any interest expense incurred to purchase or carry shares paying exempt interest dividends, must be taken into account as "adjusted current earnings." In addition, exempt-interest dividends paid to corporate investors may be subject to tax under the environmental tax, which applies at the rate of 0.12% on the excess of the "modified alternative minimum taxable income" of the corporation over $2 million. See Section 59A of the Code.


         In some cases, exempt-interest dividends paid by the Oregon Municipal Bond Fund and the National Municipal Bond Fund may indirectly affect the amount of Social Security benefits or railroad retirement benefits that are taxable income to an investor. See Section 86 of the Code.



         Certain foreign corporations may be subject to the "branch profits tax" under Section 884 of the Code. The receipt of dividends from the Oregon Municipal Bond Fund and the National Municipal Bond Fund may increase the liability of the foreign corporation under the branch profits tax, even if such dividends are generally tax-exempt.



         "Substantial users" (or persons related thereto) of facilities financed by certain governmental obligations are not allowed to exclude from gross income interest on such obligations. No investigation as to the substantial users of the facilities financed by bonds in the Oregon Municipal Bond Fund's and the National Municipal Bond Fund's portfolios will be made by the Oregon Municipal Bond Fund and the National Municipal Bond Fund. Potential investors who may be, or may be related to, substantial users of such facilities should consult their tax advisors before purchasing shares of the Oregon Municipal Bond Fund or the National Municipal Bond Fund.

         At the respective times of issuance of the municipal bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax generally were or will be rendered by bond counsel engaged by the respective issuing authorities. The Oregon Municipal Bond Fund and the National Municipal Bond Fund will not make any review of the issuance of the municipal bonds or of the basis for such opinions. An opinion concerning tax-exempt interest generally assumes continuing compliance with applicable standards and restrictions. Certain circumstances or actions by an issuer after the date of issuance can cause interest on municipal bonds to become includable in gross income. In some cases, the interest on such bonds could become taxable from the date of issuance. The Oregon Municipal Bond Fund and the National Municipal Bond Fund will not monitor any issuers or any municipal bonds to attempt to ensure that the interest remains tax-exempt.



         If either the Oregon Municipal Bond Fund or the National Municipal Bond Fund declares dividends attributable to taxable interest it has received, it intends to designate as taxable the same percentage of the day's dividend that the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.



         Shares of the Oregon Municipal Bond Fund and the National Municipal Bond Fund generally would not be a suitable investment for a tax-exempt institution, a tax-exempt retirement plan, or an individual retirement account. To the extent that such an entity or account is tax-exempt, no additional benefit would result from receiving tax-exempt dividends.



         From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the Oregon Municipal Bond Fund and the National Municipal Bond Fund and the value of portfolio securities held by the these Funds would be affected.



         OTHER FUNDS. Shareholders of Funds other than the Oregon Municipal Bond Fund and the National Municipal Bond Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions to corporate shareholders from the Common Stock Fund, the Growth Fund, the International Stock Fund, the Special Fund, and the Balanced Fund may qualify, in whole or part, for the federal income tax dividends-received deduction, depending on the amount of qualifying dividends received by the Fund. Qualifying dividends may include those paid to a Fund by domestic corporations but do not include those paid by foreign corporations. The dividends-received deduction equals 70 percent of qualifying dividends received from a Fund by a shareholder. However, distributions from the Columbia Daily Income Company, the Bond Fund, the Government Bond Fund and the High Yield Fund are unlikely to so qualify because the income of these Funds consists largely or entirely of interest rather than dividends. In addition, to the extent the Real Estate Fund's income is derived from interest and distributions from real estate investment trusts ("REITS"), distributions from that Fund will not qualify for the dividends-received deduction.

Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.


         GENERAL CONSIDERATIONS. Distributions properly designated by any Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders at the applicable long-term capital gains rate, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose,
Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

         A portion of the income distributions from the Real Estate Fund will include a tax return of capital because of the nature of the distributions received by the Fund from its holdings in REITs. A tax return of capital is a nontaxable distribution that reduces the tax cost basis of your shares in the Real Estate Fund. The effect of a return of capital is to defer your tax liability on that portion of your income distributions until you sell your shares of the Real Estate Fund.


         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each calendar year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior calendar year's distributions which the Fund has designated to be treated as long-term capital gain and, in the case of the Oregon Municipal Bond Fund and the National Municipal Bond Fund, as tax-exempt interest, or in the case of the Real Estate Fund, as a tax return of capital.


         A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings. This tax result is extremely unlikely in the case of the Columbia Daily Income Company, which distributes its earnings daily and has few or no capital gains.

         Each Fund is generally required to obtain from its shareholders a certification of the shareholder's taxpayer identification number and certain other information. Each Fund generally will not accept an investment to establish a new account that does not comply with this requirement. If a shareholder fails to certify such number and other information, or upon receipt of certain notices from the Internal Revenue Service, the Fund may be required to withhold 31 percent of any reportable interest or dividends, or redemption proceeds, payable to the shareholder, and to remit such sum to the Internal Revenue Service, for credit toward the shareholder's federal income taxes. A shareholder's failure to provide a social security number or other tax identification number may subject the shareholder to a penalty of $50 imposed by the Internal Revenue Service. In addition, that failure may subject the Fund to a separate penalty of $50. This penalty will be charged against the shareholder's account, which will be closed. Closure of the account may result in a capital gain or loss.

         If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.


         A special tax may apply to a Fund if it fails to make enough distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year (or for the calendar year itself if the Fund so elects), plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall.
A Fund may utilize earnings and profits distributed to shareholders on redemptions made during the year in determining the actual distributions made to shareholders for that year.


         The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will NOT apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act of 1933, as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by any of the Funds.

         The Funds may purchase zero coupon bonds and payment-in-kind ("PIK") bonds. With respect to zero coupon bonds, a Fund recognizes original-issue-discount income ratably over the life of the bond even though the Fund receives no payments on the bond until the bond matures. With respect to PIK bonds, a Fund recognizes interest income equal to the fair market value of the bonds distributed as interest. Because a Fund must distribute 90 percent of its income to remain qualified as a registered investment company, a Fund may be forced to liquidate a portion of its portfolio to generate cash to distribute to its shareholders with respect to original-issue-discount income from zero coupon bonds and interest income from PIK bonds.

FOREIGN INCOME TAXES

         The International Stock Fund invests in the securities of foreign corporations and issuers. To a lesser extent, the Common Stock Fund, the Growth Fund, the Special Fund, the Small Cap Fund, the Real Estate Fund, the Balanced Fund, and the High Yield Fund may also invest in such foreign securities. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce a Fund's distributed income and a Fund's return. The Funds generally expect to incur, however, no foreign income taxes on gains from the sale of foreign securities.

         The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Funds intend to take advantage of such treaties where possible. It is impossible to predict with certainty in advance the effective rate of foreign taxes that will be paid by a Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

         U.S. FOREIGN TAX CREDITS OR DEDUCTIONS FOR SHAREHOLDERS OF THE INTERNATIONAL STOCK FUND. Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50 percent of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations and the company satisfies certain holding period requirements. The International Stock Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Stock Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Stock Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so. None of the other Columbia Funds that may invest in foreign securities will qualify under Section 853 of the Code.

         If the International Stock Fund elects pursuant to Section 853, shareholders of that Fund will be required to include in income (in addition to other taxable distributions) and will be allowed a credit or deduction for, their pro rata portions of the qualifying income taxes paid by the Fund to foreign countries. A shareholder's use of the credits resulting from the election will be subject to limits of Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with the shareholder's tax adviser.

         No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

         Each year, the International Stock Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes and interest charges on the Fund. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS THAT INVEST IN REMICs.

         The Real Estate Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Real Estate Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Real Estate Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Real Estate Fund does not intend to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

STATE INCOME TAXES

         NATIONAL MUNICIPAL BOND FUND. Distributions from this Fund may be exempt from the income tax of a state, if the distributions are derived from tax-exempt interest paid on the municipal securities of that state or its political subdivisions. Those distributions may not be exempt from another state's income tax, however. In addition, distributions derived from capital gains generally will be subject to state income tax. Shareholders of the National Municipal Bond Fund should consult their tax advisors regarding whether any portion of distributions received from that Fund is exempt from state income tax, because exemption may depend upon whether the shareholder is an individual, subject to tax in any given state, the residence of the individual, and the particular state tax treatment of mutual funds.


         OREGON MUNICIPAL BOND FUND. Individuals, trusts, and estates will not be subject to the Oregon personal income tax on distributions from the Oregon Municipal Bond Fund that are derived from tax-exempt interest paid on the municipal bonds of Oregon and its political subdivisions and certain other issuers (including Puerto Rico and Guam). However, individuals, trusts, and estates that are subject to Oregon personal income tax also generally are subject to the Oregon personal income tax on distributions from the Oregon Municipal Bond Fund that are derived from other types of income, including interest on the municipal bonds of states, other than Oregon. Furthermore, it is expected that corporations subject to the Oregon corporation excise or income tax will be subject to that tax on income from the Oregon Municipal Bond Fund, including income that is exempt for federal purposes. Shares of the Oregon Municipal Bond Fund will not be subject to Oregon property tax. Additional discussion regarding local taxes, and the tax rules of states other than Oregon, are beyond the scope of this discussion.



         Oregon generally taxes corporations on interest income from municipal bonds. The Oregon Municipal Bond Fund is a corporation. However, ORS 317.309(2) provides that a regulated investment company may deduct from such interest income the exempt-interest dividends that are paid to shareholders. The Oregon Municipal Bond Fund expects to distribute its interest income so that it will not be liable for Oregon corporation excise or income taxes.



         The Oregon Municipal Bond Fund and the National Municipal Bond Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on municipal bonds received by the Fund during the preceding year.


         GOVERNMENT BOND FUND. Individuals, trusts, and estates will not be subject to Oregon personal income tax on dividends properly designated by the Government Bond Fund as derived from interest on U.S. government obligations. See ORS 316.683. If a shareholder pays deductible interest on debt incurred to carry shares of the Government Bond Fund, the amount of the tax-exempt dividends for state tax purposes will be reduced. If a shareholder sells shares of the Government Bond Fund at a loss after holding them for six months or less, the loss will be disallowed for state purposes to the extent of any state tax-exempt dividend received by the shareholder. Local taxes, and the tax rules of states other than Oregon, are beyond the scope of this discussion.

GENERAL INFORMATION


         Capital gains distributed to shareholders of both the Oregon Municipal Bond Fund and the National Municipal Bond Fund will generally be subject to state and local taxes. Further discussion regarding the state and local tax consequences of investments in the Funds are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.


ADDITIONAL INFORMATION

         The foregoing summary and the summary included in the Prospectus under "Distributions and Taxes" of tax consequences of investment in the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change, prospectively or retroactively, by legislative or administrative action. Local taxes are beyond the scope of this discussion. Prospective investors in the Funds are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes.

         This discussion applies only to general U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or statuses should consult their own tax advisors regarding the special rules that may apply to them.


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                             YIELD AND PERFORMANCE
--------------------------------------------------------------------------------

         The Funds will from time to time advertise or quote their respective yields and total return performance. These figures represent historical data and are calculated according to Securities and Exchange Commission ("SEC") rules standardizing such computations. The investment return and principal value (except, under normal circumstances, for the Columbia Daily Income Company) will fluctuate so that shares when redeemed may be worth more or less than their original cost.

THE COLUMBIA DAILY INCOME COMPANY


         Current yield is calculated by dividing the net change in the value of an account of one share during an identified seven-calendar-day period by the value of the one share account at the beginning of the same period ($1.00) and multiplying that base period return by 365/7, I.E.:


net change in value of account of one share x 365 = Current
-------------------------------------------   ---    Yield
  value of account at beginning of period      7


The current yield for Columbia Daily Income Company for the seven days ended December 31, 1999 was 5.43%.


         Compounded effective yield is calculated by daily compounding of the base period return referred to above. This calculation is made by adding 1 to the base period return, raising the sum to a number equal to 365 divided by 7, and subtracting 1 from the result, I.E.:

                         365/7
[(base period return + 1)      ] -1 = Compounded Effective Yield


The compounded effective yield for the Columbia Daily Income Company for the seven days ended December 31, 1999 was 5.58%.


         The determination of net change in the value of an account for purposes of the Columbia Daily Income Company yield calculations reflects the value of additional shares purchased with income dividends from the original share and income dividends declared on both the original share and the additional shares. The determination of net change does not reflect realized gains or losses from the sale of securities or unrealized appreciation or depreciation. The Columbia Daily Income Company includes unrealized appreciation or depreciation, as well as realized gains or losses, in the determination of actual daily dividends. Therefore, the quoted yields as calculated above may differ from the actual dividends paid.

THE THE REAL ESTATE FUND AND THE BOND FUNDS


         Current yields of the Real Estate Fund, the Government Bond Fund, the Bond Fund, the Oregon Municipal Bond Fund, the High Yield Fund, and the National Municipal Bond Fund are calculated by dividing the net investment income per share earned during an identified 30-day period by the maximum offering price per share on the last day of the same period, according to the following formula:


                                      6
                 Yield = 2 [( a-b + 1)  -1]
                              ---
                              cd

Where:     a =    dividends and interest earned during the period.

           b =    expenses accrued for the period (net of reimbursement).

           c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

           d = the maximum offering price per share on the last day of the period.


         The Funds use generally accepted accounting principles in determining actual income paid, and these principles differ in some instances from SEC rules for computing income for the above yield calculations. Therefore, the quoted yields as calculated above may differ from the actual dividends paid. For the 30 day period ended December 31, 1999 the current yields for the Real Estate Fund, the Government Bond Fund, the Bond Fund, the Oregon Municipal Bond Fund, the High Yield Fund and the National Municipal Bond Fund were 5.70%, 5.26%, 6.74%, 4.94%, 8.15%, and 4.81%, respectively.



         The Oregon Municipal Bond Fund may publish a tax equivalent yield for Oregon shareholders that represents the yield that an investor must receive on a fully taxable investment to achieve the same after-tax results at the highest then existing marginal combined Oregon and federal income tax rates, calculated according to the following formula:



Tax Equivalent Yield =      a   + c   + e
                           ----------------
                              1-b    1-d

Where:     a = that portion of the current yield of the Fund that is exempt from federal and Oregon income tax.

           b = highest then-existing marginal combined Federal and Oregon income tax rate.

           c = that portion of the current yield of the Fund that is only exempt from federal gross income tax.

           d = highest then-existing federal income tax rate.

           e = that portion of the current yield of the Fund that is not tax exempt.

         The National Municipal Bond Fund may also publish a tax equivalent yield for nonresidents of Oregon that represents the yield that an investor must receive on a fully taxable investment to achieve the same after-tax results of the highest then-existing marginal federal income tax rate, calculated according to the following formula:


Tax Equivalent Yield =      a  + c
                           --------
                              1-b


Where:     a = that portion of the current yield of the Fund that is exempt from federal income tax.

           b = highest then-existing marginal federal income tax rate.

           c = that portion of the current yield of the Fund that is not tax exempt.

         The Government Bond Fund may publish a tax equivalent yield for Oregon shareholders that represents the yield that an investor must receive on a fully taxable investment to achieve the same after-tax results at the highest then existing marginal Oregon income tax rate, calculated according to the following formula:


Tax Equivalent Yield =      a  + c
                           --------
                              1-b


Where:     a = that portion of the current yield of the Fund that is exempt from
               Oregon income tax.

           b = highest then existing marginal Oregon income tax rate.

           c = that portion of the current yield of the Fund that is not exempt from Oregon income tax.

         The Funds may also publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        n
                  P(1+T)  = ERV

Where:     P =  a hypothetical initial payment of $1000

           T =  average annual total return

           n =  number of years

         ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, and 10-year periods (or fractional portion thereof)


         Total return figures may also be published for recent 1, 5, and 10-year periods where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value.



         If a Fund's registration statement under the Investment Company Act of 1940 has been in effect less than 1, 5, or 10 years, the time period during which the registration statement has been in effect will be substituted for the periods stated. Total return figures for the Funds for the applicable periods is set forth in the Funds' Prospectus in the Section entitled "INFORMATION ABOUT THE COLUMBIA FUNDS."


         The Funds may compare their performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. For example, these services or publications may include Lipper Analytical Services, Inc., Schabacker's Total Investment Service, Barron's, Business Week, Changing Times, The Financial Times, Financial World, Forbes, Investor's Daily, Money, Morningstar, Inc., Personal Investor, The Economist, The Wall Street Journal, and USA Today. These ranking services and publications rank the performance of the Funds against all other funds over specified periods and against funds in specified categories.

         The Funds may also compare their performance to that of a recognized stock or bond index including the Standard & Poor's 500, Standard & Poor's Midcap 400, Dow Jones, Russell 2000, Nasdaq stock indices, the NAREIT Equity Index, and the Shearson Lehman and

Salomon bond indices, and the Merrill Lynch 1-3 Treasury Index or, with respect to the International Stock Fund, a suitable international index, such as the Morgan Stanley Capital International Europe, Australasia, Far East Index or the FT-S&P Actuaries Europe-Pacific Index. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.

         In addition, the Funds may also compare their performance to other income-producing securities such as (i) money market funds; (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money market deposit accounts, and other accounts as reported by the Bank Rate Monitor and other financial reporting services, including newspapers); and (iii) U.S. treasury bills or notes. There are differences between these income-producing alternatives and the Funds other than their yields, some of which are summarized below.

         The yields of the Funds are not fixed and will fluctuate. The principal value of your investment in each Fund (except, under normal circumstances, the Columbia Daily Income Company) at redemption may be more or less than its original cost. In addition, your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit and other similar accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest, and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured up to $100,000. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.


--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


         The Funds' most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent accountants appearing in the Annual report are incorporated by reference into this Statement of Additional Information.

                                                                       Part B-II
--------------------------------------------------------------------------------

                           COLUMBIA SPECIAL FUND, INC.

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                           COLUMBIA SPECIAL FUND, INC.
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

     This Statement of Additional Information contains information relating to the Columbia Special Fund, Inc. (the "Fund").


         This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated February 22, 2000 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available, without charge, upon written request to the Fund or by calling 1-800-547-1037 or by contacting your retirement plan administrator.

 -------------------------------------------------------------------------------

                                TABLE OF CONTENTS

 -------------------------------------------------------------------------------


Description of the Fund........................................................3
Investment Restrictions........................................................8
Management.....................................................................9
Investment Advisory and Other Fees Paid to Affiliates.........................10
Portfolio Transactions........................................................11
Capital Stock and Other Securities............................................13
Purchase, Redemption and Pricing of Shares....................................13
Custodians....................................................................15
Accounting Services and Financial Statements..................................16
Taxes.........................................................................16
Yield and Performance.........................................................19
Financial Statements..........................................................20




                                February 22, 2000

--------------------------------------------------------------------------------
                             DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------

         The Fund is an open-end, management investment company. The Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment adviser for the Fund is Columbia Funds Management Company (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser.

INVESTMENTS HELD AND INVESTMENT PRACTICES BY THE FUND

         The Prospectus describes the fundamental investment objective and the principal investment strategies applicable to the Fund. The Fund's investment objective may be changed by the Fund's Board of Directors without shareholder approval upon 30 days written notice. What follows is additional information regarding securities in which the Fund may invest and investment practices in which it may engage.

OPTIONS AND FINANCIAL FUTURES TRANSACTIONS

         The Fund may invest up to 5% of its net assets in premiums on put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The Fund may enter into closing transactions, exercise its options, or permit the options to expire.


         The Fund may also write call options but only if such call options are covered. A call option is covered if written on a security a Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount must be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Adviser, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with rules of the exchange upon which the option is traded and applicable laws and regulations. The Fund may write such options on up to 25 percent of its net assets.


         Financial futures contracts, including interest rate futures transactions, are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The investment restrictions for the Fund do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. The Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5 percent of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Fund may engage in futures transactions only on commodities exchanges or boards of trade.

         The Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation. The Fund may engage in these transactions only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which the Fund will generally invest may be imperfect. It is expected, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

         Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account cash, certain U.S. government securities, or any other portfolio assets as permitted by the Securities and Exchange Commission rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         The principal risks of options and futures transactions are:
(a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular options or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the investment adviser; and (e) possible need to defer closing out certain options or futures contracts to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Code.

FOREIGN SECURITIES

         The Fund may invest up to 33 1/3% of its portfolio in common stocks issued by companies located in developed foreign countries, principally those companies located in North America, Western Europe or Asia. The Fund may also invest in American Depository Receipts ("ADR's") and Global Depository Receipts ("GDR's"). Foreign securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income a Fund receives from its foreign investments.

         Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

         There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for a Fund to obtain or enforce a judgement against the issuers of the obligation. The Fund will normally execute its portfolio securities transactions on the principal stock exchange on which the security is traded.

         ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, the Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.

         Additional costs may be incurred in connection with the Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

CURRENCY CONTRACTS

         The Fund's value will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to changes in currency exchange rates (referred to as "hedging"), the Fund may enter into forward currency exchange contracts that, in effect, lock in a rate of exchange during the period of the forward contracts. Forward contracts are usually entered into with currency traders, are not traded on securities exchanges, and usually have a term of less than one year, but can be renewed. A default on a contact would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the market price. The Fund will enter into forward contracts only for hedging purposes and not for speculation. If required by the Investment Company Act or the Securities and Exchange Commission, the Fund may "cover" its commitment under forward contracts by segregating cash or liquid high-grade securities with the Fund's custodian in an amount not less than the current value of the Fund's total assets committed to the consummation of the contracts.

         The Fund may also purchase or sell foreign currencies on a "spot"
(cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. The Fund will use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received.

         Hedging against adverse changes in exchange rates will not eliminate fluctuation in the prices of the Fund's portfolio securities or prevent loss if the prices of those securities decline. In addition, the use of forward contracts may limit potential gains from an appreciation in the U.S. dollar value of a foreign currency. Forecasting short-term currency market movements is very difficult, and there is no assurance that short-term hedging strategies used by the Fund will be successful.

REPURCHASE AGREEMENTS


         The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Adviser. There is no limit on the portion of the Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.


ILLIQUID SECURITIES

         The Fund may not invest more than 10% of its assets in illiquid securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

CONVERTIBLE SECURITIES AND WARRANTS

         Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by the Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

         Warrants are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that the Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

INVESTMENTS IN SMALL AND UNSEASONED COMPANIES

         Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Fund may need to sell them over an extended period or below the original purchase price. Investments by the Fund in these small or unseasoned companies may be regarded as speculative.

WHEN-ISSUED SECURITIES

         When-issued, delayed-delivery and forward transactions generally involve the purchase of a security with payment and delivery in the future (i.e., beyond normal settlement). A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placement and U.S. Government securities may be sold in this manner. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. A Fund may use spot and forward currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when securities are purchased or sold on a when-issued or delayed delivery basis.

TEMPORARY INVESTMENTS

         When, as a result of market conditions, the Adviser determines a temporary defensive position is warranted to help preserve capital, the Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective.


--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

         The Prospectus sets forth the investment objectives and principal investment strategies applicable to the Fund. The following is a list of investment restrictions applicable to the Fund. If a percentage limitation is adhered to at the time of an investment by the Fund, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of the restriction. The Fund may not change these restrictions without the approval of a majority of its shareholders, which means the vote at any meeting of shareholders of the Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting (if the holders of more than 50 percent of the outstanding shares are present or represented by proxy) or (ii) more than 50 percent of the outstanding shares, whichever is less.

The Fund may not:

         1. Buy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 15.

     2.   Concentrate investments in any industry. However, the Fund may
(a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue).

     5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 10 percent of the assets of the Fund (taken at current value) is invested in such securities.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

     8.   Purchase securities of other open-end investment companies.

     9.   Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes.

     12. Invest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

     13. Invest in companies for the purpose of exercising control or management.

     14. Engage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

     15. Buy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

     16. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------


         The Fund is managed under the supervision of its Board of Directors, which has responsibility for overseeing decisions relating to the investment policies and objectives of the Fund. The Board of Directors of the Fund meets quarterly to review the Fund's investment polices, performance, expenses, and other business matters. The directors and officers of the Fund are listed below, together with their principal business occupations. All principal business occupations have been held for more than five years, except that positions with Columbia Small Cap Fund, Inc. and the Columbia National Municipal Bond Fund, Inc. have been held since August 1996 and January 1999, respectively, and except as otherwise indicated. The term "Columbia Funds" refers to Columbia Common Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Special Fund, Inc., Columbia Small Cap Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Balanced Fund, Inc., Columbia U.S. Government Securities Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc. and Columbia Daily Income Company.



J. JERRY INSKEEP, JR.,*+ Age 69, Chairman, President, and Director of the Columbia Funds; Chairman, President, and Trustee of CMC Fund Trust ("CMC Trust"); Consultant to Fleet Boston Corporation ("Fleet") (since December 1997); formerly Chairman and a Director of Columbia Funds Management Company (the "Adviser"), Columbia Management Co., and Columbia Trust Company (the "Trust Company"); formerly a Director of Columbia Financial Center Incorporated ("Columbia Financial"). Mr. Inskeep's business address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207.



JAMES C. GEORGE, Age 67, Director of the Columbia Funds (since June 1994); Trustee of CMC Trust (since December 1997). Mr. George, was the former Investment Manager of the Oregon State Treasury between 1966 and 1992. Since 1992, Mr. George has been an investment consultant. Mr. George's business address is 1001 S.W. Fifth Avenue, Portland, Oregon 97204.



THOMAS R. MACKENZIE, Age 72, Director of the Columbia Funds; Trustee of CMC Trust (since December 1997); Founder and Director of Group Mackenzie (architecture, planning, interior design, engineering). Mr. Mackenzie's business address is 0690 S.W. Bancroft Street, Portland, Oregon 97201.



ROBERT J. MOORMAN, Age 48, *Secretary of the Columbia Funds and CMC Trust (since January 1998); Attorney with Stoel Rives LLP. Mr. Moorman's business address is 900 S.W. Fifth Avenue, Suite 2600, Portland, Oregon 97204-1268.



RICHARD L. WOOLWORTH,+ Age 58, Director of the Columbia Funds; Trustee of CMC Trust; Chairman of Blue Cross and Blue Shield of Oregon; Chairman and Chief Executive Officer of the Regence Group, health insurers. Mr. Woolworth's business address is 200 S.W. Market Street, Portland, Oregon 97201.


         *Mr. Inskeep and Mr. Moorman are "interested persons" as defined by the Investment Company Act of 1940 and receive no directors fees or salaries from the Fund.

         +Members of the Executive Committee. The Executive Committee has all powers of the Board of Directors when the Board is not in session, except as limited by law.

         The following table sets forth compensation received by the disinterested directors for 1999. No officer of the Fund received any compensation from the Fund in 1999.

                               COMPENSATION TABLE


                                    Aggregate Compensation           Compensation from
              Director                  From the Fund                  Fund Complex**
              --------                  -------------                  --------------
Thomas R. Mackenzie                         $2,381                        $31,000
James C. George                             $2,381                        $31,000
Richard L. Woolworth*                       $2,489                        $32,000



*Includes compensation received by Mr. Woolworth for serving on each Fund's Executive Committee.

**Includes compensation Messrs. Woolworth, Mackenzie and George received as Directors for the Columbia Funds and as Trustees of CMC Trust. The Investment Adviser for CMC Trust is Columbia Management Co., an affiliate of the Adviser.

         Provident Distributors, Inc. ("PDI"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., is the principal underwriter for the Fund, and is authorized under a distribution agreement with the Fund to sell shares of the Fund. Columbia Financial has entered into a broker-dealer agreement with PDI to distribute the Fund's shares. PDI and Columbia Financial do not charge any fees or commissions to investors or the Fund for the sale of shares of the Fund.


         At January 31, 2000, officers and directors of the Fund owned of record or beneficially less than 1.00 percent of the total outstanding shares of the Fund.



         At January 31, 2000, to the knowledge of the Fund, no person owned of record or beneficially more than 5 percent of the outstanding shares of the Fund except the following record owners: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, which owned 2,302,818 shares of the Fund (7.45 percent of the total shares outstanding); and Standard Insurance Company, P.O. Box 711, Portland, Oregon 97207, which owned 2,389,368 shares of the Fund (7.73 percent of the total shares outstanding).



--------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------

         The investment adviser to the Fund is Columbia Funds Management Company (the "Adviser"). The Adviser has entered into an investment contract with the Fund. Pursuant to the investment contract, the Adviser provides research, advice, and supervision with respect to investment matters and determines which securities to purchase or sell and what portion of the Fund's assets to invest.

         The Adviser provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to corporate matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested director fees, taxes and governmental fees, interest, brokers' commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.


         Information regarding calculation of the advisory fee payable to the Adviser is set forth in the Prospectus. Advisory fees paid by the Fund for 1997, 1998 and 1999 were $12,373,140, $9,054,501 and $7,081,977, respectively.



         The Adviser has entered into an agreement with Columbia Management Co. ("CMC"), under which CMC provides the Adviser with statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities. CMC, upon receipt of specific instructions from the Adviser, also contacts brokerage firms to conduct securities transactions for the Fund. The Adviser pays CMC a fee for these services. The Fund's expenses are not increased by this arrangement, and no amounts are paid by the Fund to CMC under this agreement.



         The transfer agent and dividend crediting agent for the Fund is Columbia Trust Company ("Trust Company"). Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Fund, if requested, and records and disburses dividends for the Fund. During 1999, the Fund paid the Trust Company a per account fee of $1.66 per month for each shareholder account with the Fund existing at any time during the month. In addition, the Fund pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Fund and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. In addition to the transfer agent services described above, the Trust Company has hired PFPC, Inc. ("PFPC") as a sub-transfer agent to provide services related to Fund transactions processed through the National Securities Clearing Corporation on behalf of the Fund. The Fund has agreed to pay the Trust Company the costs incurred by Trust Company in connection with the services provided by PFPC.



         Fees paid to the Trust Company by the Fund for services performed in 1999 under its transfer agent agreement were $900,945.



         The Adviser, the Trust Company and CMC are indirect wholly owned subsidiaries of Fleet Boston Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.



--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

         The Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase the Fund's transaction costs, including brokerage commissions. To the extent short term trades result in gains on securities held less than one year, shareholders will be subject to taxes at ordinary income rates. See TAXES in this Statement of Additional Information.

         The Fund may purchase its portfolio securities through a securities broker and pay the broker a commission, or it may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Fund may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter. There is generally no stated commission in the case of fixed income securities that are traded in the over-the-counter market, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up.

         Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where fees or commissions are involved. Additional factors considered by the Adviser in selecting brokers to execute a transaction include the: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Adviser on a continuing basis; and
(vii) reasonableness of commission.

         Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of a commission another broker or dealer would have charged for effecting a transaction may be paid by the Fund if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

         The Adviser receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Adviser does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Adviser's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Adviser for its research. On a semi-annual basis, the Adviser's research analysts and portfolio managers participate in a detailed internal survey regarding the value of proprietary research and the skills or contributions made by the various brokerage analysts to the Adviser's investment process. Firms are then confidentially ranked based on that survey. Brokerage allocations are then made, as much as reasonably possible, based on those rankings.

         In limited circumstances, the Adviser may use a Fund's commissions to acquire third party research or products that are not available through its full-service brokers. In these arrangements, the Adviser pays an executing broker a commission equal to the average rate paid on all other trades (e.g., $0.06) and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Adviser. Proposed research to be acquired in this manner must be approved by the Adviser's Chief Investment Officer, who is responsible for determining that the research provides appropriate assistance to the Adviser in connection with its investment management of the Fund and that the price paid with broker commissions is fair and reasonable.

         The receipt of proprietary and third party research services or products from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Fund or other clients. Conversely, research provided by brokers or dealers who have executed orders on behalf of other clients of the Adviser and its affiliates might be useful to the Adviser in carrying out its obligations to the Fund.


         Total brokerage commissions paid by the Fund for 1997, 1998 and 1999 were $6,140,893, $3,382,721 and $2,633,780, respectively. Of the commissions paid in 1999, the Fund paid $150,730, to acquire third-party research or products.



         Provided the Fund's Board of Directors is satisfied that the Fund is receiving the most favorable price and execution available, the Adviser may consider the sale of the Fund's shares as a factor in the selection of brokerage firms to execute its portfolio transactions. The placement of portfolio transactions with brokerage firms who sell shares of the Fund is subject to rules adopted by the National Association of Securities Dealers. The Adviser may use research services provided by and allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with the Adviser, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. On October 1, 1999 Robertson Stephens became an affiliated broker dealer of Adviser. Between October 1, 1999 and the fiscal year ended December 31, 1999, the Fund paid $8,712 in brokerage commissions to Robertson Stephens. The percentage of aggregate brokerage commissions paid to, and the aggregate dollar amount of transactions involving, Robertson Stephens did not exceed 1.00%. In addition to the agency transactions, the Funds may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. The trade will be accomplished in accordance with the rules and regulations of the Investment Company Act of 1940.


         Investment decisions for the Fund are made independently from those of the other accounts or other investment pools managed by the Adviser or any affiliate of the Adviser. The same security is sometimes held in the portfolio of more than one account. Simultaneous transactions are inevitable when several accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one account. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis.


         Since 1967, the Adviser and the Fund has had a Code of Ethics (the "Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Code does not prohibit employees from purchasing securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or the Adviser's other clients or take unfair advantage of their relationship with the Adviser. The specific standards in the Code include, among others, a requirement that all employee trades be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U.S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.


         The Adviser and the Fund have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Code and the Insider Trading Policy.


--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

         The Fund is an Oregon corporation and was organized in 1985.

         All shares of the Fund have equal voting, redemption, dividend, and liquidation rights. All issued and outstanding shares of the Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50 percent of the shares of the Fund, voting for the election of directors, can elect all the directors.

         Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of the Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting, if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares, whichever is less.


--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES AND REDEMPTIONS

         Shares of the Fund offered by this Prospectus are available only through an employee retirement plan. The plan administrator or the employee benefit office for such plan can provide information about how to buy and sell shares of the Fund.

PRICING OF SHARES

         The net asset value ("NAV") per share of the Fund is determined by the Adviser, under procedures approved by the directors, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange ("NYSE") is open for business and at other times determined by the directors. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

         The Fund may suspend the determination of the NAV of the Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to determine the value of the Fund's assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Fund complies with rules and regulations of the

SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

         For purposes of calculating the NAV of the Fund's shares, the following procedures are utilized whenever applicable. The Fund's equity securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. When purchasing debt securities, the Fund uses market value to value such securities as quoted by dealers who are market makers in these securities or by an independent pricing service, unless the Adviser determines that a fair value determination should be made using procedures and guidelines established by and under the general supervision of the Fund's Board of Directors. Market values are based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Certain debt securities for which daily market quotations are not readily available, or for which the Adviser believes the quotations do not accurately value the security in question, may be valued by the Adviser, pursuant to guidelines established by the Fund's Board of Directors, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

         Investments in temporary cash investments are carried at values deemed best to reflect their fair values as determined in good faith by the Adviser, under procedures adopted by the Fund's Board of Directors. These values are based on cost, adjusted for amortization of discount or premium and accrued interest, unless unusual circumstances indicate that another method of determining fair value should be used.

         The value of assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Fund's NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to value the security in light of that event.


--------------------------------------------------------------------------------
                                   CUSTODIANS
--------------------------------------------------------------------------------

         U S Bank N.A. (a "Custodian"), 321 S.W. Sixth Avenue, Portland, Oregon 97208, acts as general custodian for the Fund. Chase Manhattan Bank ("Chase" or a "Custodian"), One Pierrepont Plaza, Brooklyn, New York 11201, provides custody services to the Fund for its investments in foreign securities. The Custodians hold all securities and cash of the Fund, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Fund, and perform other administrative duties, all as directed by authorized officers of the Adviser. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

         Portfolio securities purchased in the United States are maintained in the custody of the Fund's Custodian. Portfolio securities purchased outside the United States by the Fund are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with Chase (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Fund have been approved by the Board of Directors of the Fund or, in the case of foreign securities, at the discretion of the Board, by Chase, as a delegate of the Board of Directors, all in accordance with regulations under the 1940 Act.

         The Adviser determines whether it is in the best interest of the Fund and its shareholders to maintain the Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding the Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Directors, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgements against, the foreign sub-custodians, or the application of foreign law to the Fund's foreign sub-custodial arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.


--------------------------------------------------------------------------------
                  ACCOUNTING SERVICES AND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



         The financial statements of the Fund for the year ended December 31, 1999, the selected per share data and ratios under the caption "Financial Highlights," and the report of PricewaterhouseCoopers LLP, independent accountants, are included in the 1999 Annual Report to Shareholders of the Fund. PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, in addition to examining the financial statements of the Fund, assists in the preparation of the tax returns of the Fund and in certain other matters.



--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

         The Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund believes it satisfies the tests to qualify as a regulated investment company.

         To qualify as a regulated investment company for any taxable year, the Fund must, among other things:

         (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90 Percent Test"); and

         (b) diversify its holdings so that, at the end of each quarter, (i) 50 percent or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements (the "Diversification Test"). In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

         Part I of Subchapter M of the Code will apply to the Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement), and
(b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

         A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to the Fund at corporate capital gain tax rates. The policy of the Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders. Under rules that are beyond the scope of this discussion, certain capital losses and certain net foreign currency losses resulting from transactions occurring in November and December of a taxable year may be taken into account either in that taxable year or in the following taxable year.

         If any net long-term capital gains in excess of net short-term capital losses are retained by the Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as credits against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

         SPECIAL ASPECTS OF 90 PERCENT TEST WITH RESPECT TO FOREIGN CURRENCY. For purposes of the 90 Percent Test, foreign currency gains that are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

         Unless an exception applies, the Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

FOREIGN INCOME TAXES

         The Fund may also invest in securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to the Fund. These foreign taxes will reduce the Fund's distributed income and a Fund's return. The Fund generally expects to incur, however, no foreign income taxes on gains from the sale of foreign securities.

         The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Fund intends to take advantage of such treaties where possible. It is impossible to predict with certainty in advance the effective rate of foreign taxes that will be paid by the Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes and interest charges on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant.

GENERAL INFORMATION

         With respect to shares purchased through a tax-deferred employee benefit plan, income and capital gains distributions paid by the Fund will generally not be subject to current taxation, but will accumulate in the plan account on a tax-deferred basis.

         Employer sponsored retirement plans are governed by complex rules. Shareholders participating in an employer's plan should consult their plan administrator, plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals from the plan.

ADDITIONAL INFORMATION

         The foregoing summary and the summary included in the Prospectus under "Distributions and Taxes" of tax consequences of investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change, prospectively or retroactively, by legislative or administrative action. Local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes.

         This discussion applies only to general U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or statuses should consult their own tax advisors regarding the special rules that may apply to them.


--------------------------------------------------------------------------------
                              YIELD AND PERFORMANCE
--------------------------------------------------------------------------------

         The Fund will from time to time advertise or quote their respective yields and total return performance. These figures represent historical data and are calculated according to Securities and Exchange Commission ("SEC") rules standardizing such computations. The investment return and principal value will fluctuate so that shares when redeemed may be worth more or less than their original cost.

         The Fund may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        n
                  P(1+T)   = ERV

Where:     P =    a hypothetical initial payment of $1000

           T =    average annual total return

           n =    number of years

         ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5, and 10-year periods (or fractional portion thereof)

         Total return figures may also be published for recent 1, 5, and 10-year periods where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value.


         If a Fund's registration statement under the Investment Company Act of 1940 has been in effect less than 1, 5, or 10 years, the time period during which the registration statement has been in effect will be substituted for the periods stated. Total return figures for the Fund are set forth in the Fund's Prospectus.


         The Fund may compare its performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. For example, these services or publications may include Lipper Analytical Services, Inc., Schabacker's Total Investment Service, Barron's, Business Week, Changing Times, The Financial Times, Financial World, Forbes, Investor's Daily, Money, Morningstar, Inc., Personal Investor, The Economist, The Wall Street Journal, and USA Today. These ranking services and publications rank the performance of the Fund against all other funds over specified periods and against funds in specified categories.

         The Fund may also compare its performance to that of a recognized stock index including the Standard & Poor's 500, Dow Jones, Russell 2000, and Nasdaq stock indices. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.


--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The Fund's most recent Annual Report to shareholders is attached to the Fund's Prospectus, and the financial statements, accompanying notes and report of independent accountants appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                           COLUMBIA SPECIAL FUND, INC.

                                     PART C

                                OTHER INFORMATION

Item 23.   EXHIBITS

           (a)    Registrant's Articles of Incorporation.(1)

           (b)    Restated Bylaws.(1)

           (c)    Specimen Stock Certificate.(1)

           (d)    Investment Advisory Contract.(1)

           (e)    Distribution Agreement.(1)

           (f)    Not applicable.

           (g1)   Custodian Contract with U S Bank N.A.(1)

           (g2)   Custodian Agreement with Morgan Stanley Trust Company.(1)

           (h1)   Transfer Agent Agreement.(1)

           (h2)   Amendment No. 1 to Transfer Agent Agreement.(2)

           (i)    Opinion of Counsel - Not applicable for this filing.

           (j)    Consent of Accountants.*

           (k)    Omitted Financial Statements - Not applicable.

           (l)    Not applicable.

           (m)    12b-1 Plan - Not applicable.


           (n)    Rule 18f-3 Plan - Not applicable.



           (o)    Not applicable.



           (p)    Code of Ethics.*



           (q)    All Powers of Attorney.(1)


           (1) Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, File No. 2-99207 filed February 23, 1998.

           (2) Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, File No. 2-99207 filed December 7, 1998.

           *    Filed herewith.

Item 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


           The Registrant is controlled by its Board of Directors, whose members also serve as members of the Boards of Directors or Trustees of the following investment companies: Columbia Common Stock Fund, Inc., Columbia Balanced Fund Inc., Columbia International Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia Small Cap Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia U.S. Government Securities Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., and CMC Fund Trust, each of which, including the Registrant, is organized under the laws of the State of Oregon. The Registrant and all of the other investment companies listed above, except for CMC Fund Trust, have investment advisory contracts with Columbia Funds Management Company, an Oregon corporation ("the Adviser"). Each series of CMC Fund Trust has an investment advisory contract with Columbia Management Co., an Oregon corporation ("CMC"). Fleet Boston Corporation ("Fleet") is a publicly owned multibank holding company registered under the Bank Holding Company Act of 1956. CMC, the Adviser, Columbia Trust Company and Columbia Financial Center Incorporated are indirect wholly owned subsidiaries of Fleet. See "Management" and "Investment Advisory and Other Fees paid to Affiliates" in the Statement of Additional Information.


Item 25.   INDEMNIFICATION

           Under the bylaws of the Registrant, any director or officer of the Registrant may be indemnified by the Registrant against all expenses incurred by him in connection with any claim, action, suit or proceeding, civil or criminal, by reason of his being an officer, director, employee or agent of the Registrant, to the fullest extent permitted under the Business Corporation Act of the State of Oregon and the Investment Company Act of 1940 and related regulations and interpretations of the Securities and Exchange Commission (including SEC Rel. Nos. IC-11,330, IC-10,700 and IC-7,221).

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           The Registrant's directors and officers are also named insureds under an insurance policy issued by ICI Mutual Insurance Company.

Item 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

           Information regarding the businesses of the Advisor and its officers and directors is set forth under "Management" in the Prospectus and under "Management" and "Investment Advisory and Other Fees Paid to Affiliates" in the Statement of Additional Information and is incorporated herein by reference. Neither the Adviser nor any of its directors or officers has engaged in any business, profession, vocation or employment other than that of providing investment management services. Columbia Trust Company also acts as trustee and/or agent for the investment of the assets of pension and profit sharing plans in pooled accounts.

Item 27.   PRINCIPAL UNDERWRITERS

           Pursuant to a distribution agreement with each of the Columbia Funds, including the Registrant, Provident Distributors, Inc. is authorized to sell shares of each fund to the public. No commission or other compensation is received by Provident Distributors, Inc. in connection with the sale of shares of the Columbia Funds. Certain information on each director and officer of by Provident Distributors, Inc. is set forth below:


Name and Principal        Positions and Offices                  Positions and Offices
Business Address*      with Provident Distributors                  with Registrant
-----------------      ---------------------------                  ---------------
Philip H. Rinnander      President and Treasurer                        None

Jane Haegele             Director and Secretary                         None

Lisa M. Buono            Vice President and Compliance Officer          None

Jason A. Greim           Vice President                                 None

Barbara A. Rice          Vice President                                 None

Jennifer K. Rinnander    Vice President                                 None



*The principal business address for each director and officer of Provident Distributors, Inc. is:


Four Falls Corporate Center
6th Floor
West Conshohocken, PA 19428

Item 28.   LOCATION OF ACCOUNTS AND RECORDS


           The records required to be maintained under Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by the Registrant, Columbia Funds Management Company, and Columbia Trust Company at 1301 S.W. Fifth Avenue, Portland, Oregon 97201. Records relating to the Registrant's portfolio securities are also maintained by U S Bank N.A., 321 S.W. Sixth Avenue, Portland, Oregon 97208 and The Chase Manhattan Bank, 3 Chase Metrotech Center, Brooklyn, New York 11245.


Item 29.   MANAGEMENT SERVICES

           Not applicable.

Item 30.   UNDERTAKINGS

           Not applicable.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies this Post-Effective Amendment meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland and State of Oregon on the 22nd day of February, 2000.


                                    COLUMBIA SPECIAL FUND, INC.

                                    By  J. JERRY INSKEEP, JR.
                                       -----------------------------------
                                        J. Jerry Inskeep, Jr.
                                        President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on the 22nd day of February, 2000 by the following persons in the capacities indicated.




(i)   Principal executive officer:

      J. JERRY INSKEEP, JR.               President, Chairman, and Director
----------------------------------
      J. Jerry Inskeep, Jr.

(ii)  Principal accounting and
      financial officer:

      J. JERRY INSKEEP, JR.               President, Chairman, and Director
----------------------------------
      J. Jerry Inskeep, Jr.

(iii) Directors:

 *    JAMES C. GEORGE                     Director
----------------------------------
      James C. George

 *    THOMAS R. MACKENZIE                 Director
----------------------------------
      Thomas R. Mackenzie

 *    RICHARD L. WOOLWORTH                Director
----------------------------------
      Richard L. Woolworth

 * By J. JERRY INSKEEP, JR.
     -----------------------------
      J. Jerry Inskeep, Jr.
      as Attorney-in-fact

                           COLUMBIA SPECIAL FUND, INC.

                                  EXHIBIT INDEX

EXHIBIT         DESCRIPTION

   (a)          Registrant's Articles of Incorporation.(1)

   (b)          Restated Bylaws.(1)

   (c)          Specimen Stock Certificate.(1)

   (d)          Investment Advisory Contract.(1)

   (e)          Distribution Agreement.(1)

   (f)          Not applicable.

   (g1)         Custodian Contract with U S Bank N.A.(1)

   (g2)         Custodian Agreement with Morgan Stanley Trust Company.(1)

   (h1)         Transfer Agent Agreement.(1)

   (h2)         Amendment No. 1 to Transfer Agent Agreement.(2)

   (i)          Opinion of Counsel - Not applicable for this filing.

   (j)          Consent of Accountants.*

   (k)          Omitted Financial Statements - Not applicable.

   (l)          Not applicable.

   (m)          12b-1 Plan - Not applicable.


   (n)          Rule 18f-3 Plan - Not applicable.



   (o)          Not applicable.



   (p)          Code of Ethics.*



   (q)          All Powers of Attorney.(1)


(1) Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, File No. 2-99207 filed February 23, 1998.

(2) Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, File No. 2-99207 filed December 7, 1998.

*    Filed herewith.


                                      C-6